UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09721

PIMCO Managed Accounts Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (800) 927-4648

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO MANAGED ACCOUNTS TRUST

Semiannual Report

June 30, 2021

Fixed Income SHares: Series C (“FISH: Series C”)

Fixed Income SHares: Series LD (“FISH: Series LD”)

Fixed Income SHares: Series M (“FISH: Series M”)

Fixed Income SHares: Series R (“FISH: Series R”)

Fixed Income SHares: Series TE (“FISH: Series TE”)

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from your financial intermediary, such as a broker-dealer or bank, which offers the Portfolio unless you specifically request paper copies from your financial intermediary. Instead, the shareholder reports will be made available on a website, and your financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by following the instructions provided by your financial intermediary.

You may elect to receive all future reports in paper free of charge from your financial intermediary. You should contact your financial intermediary if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolios held in your account at the financial intermediary.

Letter from the Chair of the Board & President

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Managed Accounts Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic (“COVID-19”). Looking back, fourth quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was 4.3%. The economy gained momentum during the first quarter of 2021 as GDP growth in the U.S. was 6.3%. Finally, the Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was 6.5%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion a month of Treasury securities and $40 billion a month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed pushed forward its forecast for the first rate hikes. The central bank now expects two interest rate increases by the end of 2023, compared to 2024 in its March 2021 update. In addition, while Fed Chair Jerome Powell said it would begin discussing a scaling back of bond purchases, he maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” He also said that any discussion of raising rates was “highly premature.”

Economies outside the U.S. also continued to be impacted by COVID-19. In its April 2021 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.4% in 2021, compared to a 3.5% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low. It also continued to purchase bonds and, in June 2021, vowed to increase its purchases at a significantly higher pace than earlier in the year. Finally, in July 2021, after the reporting period ended, the ECB announced its first strategy review since

2	PIMCO MANAGED ACCOUNTS TRUST

2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond buying program. In June 2021, the central bank said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19-relief program by at least six months.

Both short- and long-term U.S. Treasury yields moved higher, albeit from very low levels, during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.45% at the end of the reporting period, versus 0.93% on December 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -2.02%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -1.04%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced mixed returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.65%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -1.00%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -3.38%.

Despite periods of volatility, global equities produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.25%, fueled, in our view, by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 13.05%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 7.45%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 5.74% and European equities, as represented by the MSCI Europe Index, returned 15.35%.

Commodity prices were volatile but generally produced positive results. When the reporting period began, Brent crude oil was approximately $51 a barrel, but ended the reporting period at roughly $75 a barrel. We believe oil prices rallied as producers reduced their output and then demand increased as global growth improved. Elsewhere, copper prices moved sharply higher, whereas gold prices declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar strengthened

SEMIANNUAL REPORT	JUNE 30, 2021	3

Letter from the Chair of the Board & President (Cont.)

against several other major currencies. For example, the U.S. dollar returned 2.93% and 7.07% versus the euro and Japanese yen, respectively. However, the U.S. dollar returned -1.18% versus the British pound.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. We also invite you to visit our website at www.pimco.com/FISH to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO MANAGED ACCOUNTS TRUST

Important Information About the Portfolios

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise or yields of U.S. Treasury securities (or yields of other types of bonds) (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Portfolio management will anticipate such movement accurately. A Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolios currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Portfolio’s performance or cause a Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

Classifications of the Portfolios’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolios’ compliance calculations, including those used in the Portfolios’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolios’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolios’ service providers and disrupt the Portfolios’ operations.

SEMIANNUAL REPORT	JUNE 30, 2021	5

Important Information About the Portfolios (Cont.)

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

Certain Portfolios may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolios may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolios or on certain instruments in which the Portfolios invest can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio.

The Portfolios may be subject to various risks as described in each Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

On each Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Portfolio distributions or (ii) the redemption of Portfolio shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. The figures in the line graph are calculated at net asset value and assume the investment of $10,000 at the end of the month that a Portfolio commenced operations. Each Portfolio measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes. Historical performance for a Portfolio may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the termination or reduction of any such fee waivers or expense limitations.

The dividend rate that a Portfolio pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of a Portfolio’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Portfolio. As portfolio and market conditions change, the rate of distributions on the common shares and a Portfolio’s dividend policy could change. There can

6	PIMCO MANAGED ACCOUNTS TRUST

be no assurance that a change in market conditions or other factors will not result in a change in a Portfolio distribution rate or that the rate will be sustainable in the future.

The following table discloses the commencement of operations and diversification status of each Portfolio:

Portfolio Name	Commencement of Operations	Diversification Status
Fixed Income SHares: Series C	03/17/00	Diversified
Fixed Income SHares: Series LD	12/20/13	Diversified
Fixed Income SHares: Series M	03/17/00	Diversified
Fixed Income SHares: Series R	04/15/04	Diversified
Fixed Income SHares: Series TE	06/25/12	Diversified

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with PIMCO as the Investment Adviser and Administrator, PIMCO Investments LLC and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolios. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Portfolio creates a contract between or among any shareholders of a Portfolio, on the one hand, and the Trust, a Portfolio, a service provider to the Trust or a Portfolio, and/or the Trustees or officers of the Trust, on the other hand.

The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus, summary prospectus or SAI with respect to a Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolios.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Portfolios as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available

SEMIANNUAL REPORT	JUNE 30, 2021	7

Important Information About the Portfolios (Cont.)

without charge, upon request, by calling the Portfolios at (888) 87-PIMCO, on the Portfolios’ website at www.pimco.com/FISH, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolios file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolios’ complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/FISH, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary. Any election to receive reports in paper will apply to all portfolios held in the investor’s account at the financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolios to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Portfolios’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolios is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolios is uncertain at this time.

8	PIMCO MANAGED ACCOUNTS TRUST

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SEMIANNUAL REPORT	JUNE 30, 2021	9

Fixed Income SHares: Series C	FXICX

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of June 30, 2021†§

Corporate Bonds & Notes	30.7%
U.S. Treasury Obligations	25.6%
Asset-Backed Securities	17.8%
U.S. Government Agencies	12.2%
Non-Agency Mortgage-Backed Securities	5.4%
Preferred Securities	4.6%
Municipal Bonds & Notes	1.8%
Short-Term Instruments‡	1.3%
Loan Participations and Assignments	0.6%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2021

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (03/17/00)
Fixed Income SHares: Series C	(0.53)%	3.94%	5.12%	4.48%	8.88%
Bloomberg Barclays U.S. Intermediate Credit Index	(0.54)%	2.25%	3.64%	3.80%	5.24%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative Return

♦ Average Annual Return since 03/31/00

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.03%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

10	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Selection within investment grade corporate credit, particularly a preference for financials and industrials, contributed to relative performance as spreads tightened.

»	Positions in non-Agency mortgage-backed securities (“MBS”) and other securitized assets contributed to relative performance, as spreads tightened.

»	Short exposure to duration in the U.K. contributed to relative performance, as interest rates rose.

»	Positions in high yield credit contributed to relative performance, as spreads tightened.

»	Positions in taxable municipals contributed to relative performance, as spreads tightened.

»	Overweight exposure to U.S. duration, particularly at the intermediate part of the curve, detracted from relative performance, as interest rates rose.

SEMIANNUAL REPORT	JUNE 30, 2021	11

Fixed Income SHares: Series LD	FXIDX

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of June 30, 2021†§

Corporate Bonds & Notes	43.2%
U.S. Treasury Obligations	26.8%
Asset-Backed Securities	14.2%
Non-Agency Mortgage-Backed Securities	9.0%
U.S. Government Agencies	5.4%
Short-Term Instruments‡	0.1%
Other	1.3%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2021

	6 Month*	1 Year	5 Year	Commencement of Operations (12/20/13)
Fixed Income SHares: Series LD	1.15%	4.44%	3.84%	3.67%
ICE BofAML 1-3 Year U.S. Treasury Index	(0.08)%	0.07%	1.60%	1.40%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative Return

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.66%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

12	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to performance, as spreads tightened.

»	U.S. interest rate positioning contributed to performance, as the U.S. treasury curve steepened.

»	Holdings of securitized credit contributed to performance, as prices for these securities appreciated.

»	A long Japanese yen bias relative to the U.S. dollar detracted from performance, as the yen depreciated relative to the U.S. dollar.

»	Overweight exposure to Canadian duration detracted from performance, as local front-end interest rates rose.

SEMIANNUAL REPORT	JUNE 30, 2021	13

Fixed Income SHares: Series M	FXIMX

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of June 30, 2021†§

Asset-Backed Securities	25.7%
Corporate Bonds & Notes	22.5%
U.S. Government Agencies	17.4%
U.S. Treasury Obligations	17.2%
Non-Agency Mortgage-Backed Securities	12.1%
Municipal Bonds & Notes	2.9%
Preferred Securities	1.2%
Short-Term Instruments‡	0.0%
Other	1.0%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2021

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (03/17/00)
Fixed Income SHares: Series M	1.03%	6.27%	5.79%	5.73%	7.45%
Bloomberg Barclays U.S. MBS Fixed-Rate Index	(0.77)%	(0.42)%	2.27%	2.65%	4.60%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative Return

♦ Average Annual Return since 03/31/00

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.02%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

14	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in non-Agency mortgage-backed securities (“MBS”) contributed to relative performance, as spreads tightened.

»	Positions in investment grade corporate credit, particularly a preference for financials and industrials, contributed to relative performance as spreads tightened.

»	Positions in taxable municipals contributed to relative performance, as spreads tightened.

»	Positions in high yield credit contributed to relative performance, as spreads tightened.

»	Underweight exposure to Agency MBS contributed to relative performance, as excess returns for these securities were negative.

»	Overweight exposure to U.S. interest rates, particularly at the intermediate part of the curve, detracted from relative performance as interest rates rose.

»	Local rate exposure in Canada detracted from relative performance, as interest rates rose.

SEMIANNUAL REPORT	JUNE 30, 2021	15

Fixed Income SHares: Series R	FXIRX

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of June 30, 2021†§

U.S. Treasury Obligations	75.4%
Sovereign Issues	12.1%
Corporate Bonds & Notes	5.6%
U.S. Government Agencies	3.2%
Asset-Backed Securities	2.6%
Non-Agency Mortgage-Backed Securities	1.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2021

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (04/15/04)
Fixed Income SHares: Series R	2.00%	9.68%	6.32%	5.08%	6.44%
Bloomberg Barclays U.S. TIPS Index	1.73%	6.51%	4.17%	3.40%	4.52%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative Return

♦ Average Annual Return since 04/30/04

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.26%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

16	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»

Overweight exposure to U.S. breakeven inflation (“BEI”) spreads (or the yield differential between nominal Treasuries and like-maturity inflation-linked bonds) contributed to relative performance, as U.S. BEI spreads moved higher.

»	Overweight exposure to European BEI spreads contributed to relative performance, as European BEI moved higher.

»	Overweight exposure to U.S. duration strategies detracted from relative performance, as U.S. rates moved higher.

»

Curve positioning in U.S. BEI, specifically underweight exposure to the front-end of the curve relative to overweight exposure to the back-end, detracted from relative performance, as the front end of the curve rose by more than longer-term maturities.

»	Underweight exposure to U.K. BEI spreads detracted from relative performance, as U.K. BEI spreads moved higher.

SEMIANNUAL REPORT	JUNE 30, 2021	17

Fixed Income SHares: Series TE	FXIEX

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Portfolio commenced operations.

Average Annual Total Return for the period ended June 30, 2021

	6 Month*	1 Year	5 Year	Commencement of Operations (06/25/12)
Fixed Income SHares: Series TE	2.08%	6.51%	4.57%	4.00%
Bloomberg Barclays 1-Year Municipal Bond Index	0.31%	0.79%	1.36%	1.09%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative Return

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.04%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

18	PIMCO MANAGED ACCOUNTS TRUST

Allocation Breakdown as of June 30, 2021†§

Municipal Bonds & Notes
Health, Hospital & Nursing Home Revenue	21.5%
Tobacco Settlement Funded	12.6%
Natural Gas Revenue	9.8%
Ad Valorem Property Tax	7.4%
Electric Power & Light Revenue	6.2%
Sales Tax Revenue	6.2%
Highway Revenue Tolls	4.6%
College & University Revenue	3.9%
Lease Revenue	3.7%
General Fund	3.1%
Port, Airport & Marina Revenue	2.8%
Miscellaneous Revenue	2.8%
Appropriations	2.8%
Local or Guaranteed Housing	2.3%
Income Tax Revenue	1.2%
Sewer Revenue	1.2%
Transit Revenue	1.0%
Other	3.1%
Short-Term Instruments‡	3.8%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective

The Portfolio seeks high current income exempt from U.S. federal income tax consistent with prudent investment management. Total return/capital appreciation is a secondary objective.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the revenue segment contributed to performance, as the segment outperformed the general municipal market.

»	Security selection within the special tax sector contributed to performance, as the securities outperformed the general municipal market.

»	Overweight exposure to the healthcare sector contributed to performance, as the sector outperformed the general municipal market.

»	Overweight duration positioning detracted from performance, as municipal rates increased.

»	Security selection within the water and sewer sector detracted from performance, as the securities underperformed the general municipal market.

SEMIANNUAL REPORT	JUNE 30, 2021	19

Expense Examples

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios is from January 1, 2021 to June 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your Portfolio in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Series C	$1,000.00	$994.70	$0.05	$1,000.00	$1,024.27	$0.05	0.01%
Series LD	1,000.00	1,011.50	1.08	1,000.00	1,023.25	1.08	0.22
Series M	1,000.00	1,010.30	0.00	1,000.00	1,024.32	0.00	0.00
Series R	1,000.00	1,020.00	0.34	1,000.00	1,023.98	0.34	0.07
Series TE	1,000.00	1,020.80	0.15	1,000.00	1,024.17	0.15	0.03	(a)

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Net Annualized Expense Ratio reflected in the expense example above includes 0.03% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $0.00 for Actual Performance and $0.00 Hypothetical Performance. The additional non-cash interest expense does not reflect actual expenses paid by the Portfolio, but instead is offset by additional interest income recorded by the Portfolio in Tender Option Bonds (“TOBs”) transactions accounted for as secured borrowings. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

20	PIMCO MANAGED ACCOUNTS TRUST

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays 1-Year Municipal Bond Index	The Bloomberg Barclays 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Bloomberg Barclays U.S. Intermediate Credit Index	The Bloomberg Barclays U.S. Intermediate Credit Index is an unmanaged index of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes with intermediate maturities ranging from 1 to less than 10 years. To qualify, bonds must be SEC-registered. Securities must also meet specific liquidity and quality requirements.

Bloomberg Barclays U.S. MBS Fixed-Rate Index	Bloomberg Barclays U.S. MBS Fixed-Rate Index covers the mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping individual fixed rate MBS pools into generic aggregates.

Bloomberg Barclays U.S. TIPS Index	Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

ICE BofAML 1-3 Year U.S. Treasury Index	The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2021	21

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Series C

01/01/2021 - 06/30/2021+	$11.08	$0.17	$(0.23)	$(0.06)	$(0.17)	$0.00	$0.00	$(0.17)

12/31/2020	10.43	0.34	0.66	1.00	(0.35)	0.00	0.00	(0.35)

12/31/2019	9.94	0.38	0.52	0.90	(0.41)	0.00	0.00	(0.41)

12/31/2018	10.30	0.36	(0.34)	0.02	(0.38)	0.00	0.00	(0.38)

12/31/2017	10.05	0.39	0.25	0.64	(0.29)	0.00	(0.10)	(0.39)

12/31/2016	10.42	0.44	(0.36)	0.08	(0.38)	0.00	(0.07)	(0.45)

Series LD

01/01/2021 - 06/30/2021+	$9.62	$0.14	$(0.03)	$0.11	$(0.13)	$0.00	$0.00	$(0.13)

12/31/2020	9.40	0.35	0.23	0.58	(0.36)	0.00	0.00	(0.36)

12/31/2019	9.40	0.36	0.00	0.36	(0.36)	0.00	0.00	(0.36)

12/31/2018	9.73	0.38	(0.28)	0.10	(0.42)	0.00	(0.01)	(0.43)

12/31/2017	9.77	0.37	(0.02)	0.35	(0.39)	0.00	0.00	(0.39)

12/31/2016	9.83	0.37	0.03	0.40	(0.46)	0.00	0.00	(0.46)

Series M

01/01/2021 - 06/30/2021+	$10.68	$0.20	$(0.09)	$0.11	$(0.16)	$0.00	$0.00	$(0.16)

12/31/2020	10.48	0.41	0.53	0.94	(0.41)	(0.33)	0.00	(0.74)

12/31/2019	10.14	0.47	0.37	0.84	(0.50)	0.00	0.00	(0.50)

12/31/2018	10.31	0.46	(0.24)	0.22	(0.39)	0.00	0.00	(0.39)

12/31/2017	9.95	0.45	0.49	0.94	(0.49)	(0.09)	0.00	(0.58)

12/31/2016	9.87	0.58	0.27	0.85	(0.49)	(0.28)	0.00	(0.77)

Series R

01/01/2021 - 06/30/2021+	$10.74	$0.32	$(0.11)	$0.21	$(0.30)	$0.00	$0.00	$(0.30)

12/31/2020	9.40	0.22	1.33	1.55	(0.21)	0.00	0.00	(0.21)

12/31/2019	8.68	0.26	0.70	0.96	(0.24)	0.00	0.00	(0.24)

12/31/2018	9.26	0.37	(0.60)	(0.23)	(0.35)	0.00	0.00	(0.35)

12/31/2017	9.13	0.35	0.11	0.46	(0.17)	0.00	(0.16)	(0.33)

12/31/2016	8.94	0.35	0.16	0.51	(0.13)	0.00	(0.19)	(0.32)

22	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)(d)	Net Assets End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense(e)		Expenses Excluding Interest Expense and Waivers(e)		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.85	(0.53)%	$1,586,976	0.01	%*	0.01	%*	0.00	%*	0.00	%*	3.16	%*	149%

11.08	9.77	1,585,611	0.03		0.03		0.00		0.00		3.18		562

10.43	9.18	1,434,199	0.21		0.21		0.00		0.00		3.72		533

9.94	0.21	1,185,003	0.31		0.31		0.00		0.00		3.62		450

10.30	6.43	1,310,388	0.43		0.43		0.00		0.00		3.79		366

10.05	0.84	1,299,845	0.13		0.13		0.00		0.00		4.35		259

$9.60	1.15%	$114,655	0.22	%*	0.22	%*	0.00	%*	0.00	%*	3.03	%*	24%

9.62	6.28	108,895	0.66		0.66		0.00		0.00		3.63		69

9.40	3.85	79,806	2.98		2.98		0.00		0.00		3.82		88

9.40	1.07	82,684	3.02		3.02		0.00		0.00		3.94		290

9.73	3.64	86,101	1.30		1.30		0.00		0.00		3.76		230

9.77	4.17	31,609	0.69		0.69		0.00		0.00		3.83		1,395

$10.63	1.03%	$1,599,202	0.00	%*	0.00	%*	0.00	%*	0.00	%*	3.93	%*	291%

10.68	9.12	1,562,661	0.02		0.02		0.00		0.00		3.80		635

10.48	8.40	1,442,194	0.06		0.06		0.00		0.00		4.47		543

10.14	2.23	1,241,128	0.31		0.31		0.00		0.00		4.58		495

10.31	9.60	1,331,955	0.24		0.24		0.00		0.00		4.35		556

9.95	8.78	1,324,624	0.16		0.16		0.00		0.00		5.65		582

$10.65	2.00%	$203,168	0.07	%*	0.07	%*	0.00	%*	0.00	%*	6.21	%*	110%

10.74	16.58	157,315	0.26		0.26		0.00		0.00		2.13		295

9.40	11.10	130,421	1.35		1.35		0.00		0.00		2.80		357

8.68	(2.52)	115,407	1.29		1.29		0.00		0.00		4.16		231

9.26	5.16	142,081	0.62		0.62		0.00		0.00		3.81		225

9.13	5.68	150,112	0.42		0.42		0.00		0.00		3.81		311

SEMIANNUAL REPORT	JUNE 30, 2021	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Series TE

01/01/2021 - 06/30/2021+	$10.76	$0.18	$0.04	$0.22	$(0.18)	$0.00	$0.00	$(0.18)

12/31/2020	10.39	0.36	0.37	0.73	(0.36)	0.00	0.00	(0.36)

12/31/2019	9.94	0.38	0.45	0.83	(0.38)	0.00	0.00	(0.38)

12/31/2018	10.22	0.38	(0.28)	0.10	(0.38)	0.00	0.00	(0.38)

12/31/2017	9.75	0.36	0.47	0.83	(0.36)	0.00	0.00	(0.36)

12/31/2016	10.02	0.32	(0.27)	0.05	(0.32)	0.00	0.00	(0.32)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organization expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total investment return for a period of less than one year is not annualized.

(e)

The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolios and PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program.

24	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)(d)	Net Assets End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense(e)		Expenses Excluding Interest Expense and Waivers(e)		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.80	2.08%	$83,881	0.03	%*	0.03	%*	0.00	%*	0.00	%*	3.48	%*	3%

10.76	7.19	91,321	0.04		0.04		0.00		0.00		3.47		57

10.39	8.42	87,423	0.08		0.08		0.00		0.00		3.69		31

9.94	0.97	82,521	0.08		0.08		0.00		0.00		3.79		57

10.22	8.61	91,086	0.04		0.04		0.00		0.00		3.64		86

9.75	0.40	90,288	0.00		0.00		0.00		0.00		3.14		193

SEMIANNUAL REPORT	JUNE 30, 2021	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	Series C	Series LD

Assets:

Investments, at value
Investments in securities*	$2,333,798	$291,620
Investments in Affiliates	5,305	110

Financial Derivative Instruments
Exchange-traded or centrally cleared	262	2
Over the counter	7,273	894
Cash	0	1,086
Deposits with counterparty	6,379	1,892
Foreign currency, at value	5,632	61
Receivable for investments sold	2,713	1,297
Receivable for investments sold on a delayed-delivery basis	116	0
Receivable for TBA investments sold	291,128	0
Receivable for Portfolio shares sold	510	0
Interest and/or dividends receivable	10,841	1,136
Reimbursement receivable from PIMCO	1	1
Other assets	19	0

Total Assets	2,663,977	298,099

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$479,050	$93,662
Payable for sale-buyback transactions	0	87,215
Payable for tender option bond floating rate certificates	0	0
Payable for short sales	0	0

Financial Derivative Instruments
Exchange-traded or centrally cleared	450	106
Over the counter	366	154
Payable for investments purchased	10,504	1,297
Payable for TBA investments purchased	570,137	0
Deposits from counterparty	9,998	320
Payable for Portfolio shares redeemed	2,184	448
Distributions payable	4,312	242
Other liabilities	0	0

Total Liabilities	1,077,001	183,444

Net Assets	$1,586,976	$114,655

Net Assets Consist of:

Shares of beneficial interest of $0.001 par value (unlimited number authorized)	$146	$12
Paid in capital in excess of par	1,687,790	116,703
Distributable earnings (accumulated loss)	(100,960)	(2,060)

Net Assets	$1,586,976	$114,655

Shares Issued and Outstanding	146,214	11,943

Net Asset Value Per Share Outstanding(a)	$10.85	$9.60

Cost of investments in securities	$2,287,571	$289,547
Cost of investments in Affiliates	$5,304	$110
Cost of foreign currency held	$5,635	$62
Proceeds received on short sales	$0	$0
Cost or premiums of financial derivative instruments, net	$1,205	$(1,443)

* Includes repurchase agreements of:	$25,466	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.

26	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

June 30, 2021 (Unaudited)

Series M	Series R	Series TE

$2,356,097	$320,518	$83,118
156	0	3,308

246	210	0
5,329	1,992	0
3,388	1,331	349
3,154	2,162	0
1,158	1,133	0
1	4,059	0
0	4,307	0
876,443	10,629	0
482	613	0
9,152	665	743
1	1	1
17	13	0

3,255,624	347,633	87,519

$345,591	$0	$0
12,965	117,910	0
0	0	3,380
467,547	0	0

253	383	0
132	834	0
1,721	1,807	0
815,076	20,362	0
6,427	1,297	0
2,207	287	0
4,503	1,585	234
0	0	24

1,656,422	144,465	3,638

$1,599,202	$203,168	$83,881

$150	$19	$8
1,519,936	218,567	75,871
79,116	(15,418)	8,002

$1,599,202	$203,168	$83,881

150,440	19,082	7,763

$10.63	$10.65	$10.80

$2,301,842	$304,615	$74,777
$155	$0	$3,308
$1,130	$1,266	$0
$469,169	$0	$0
$2,563	$(845)	$0

$0	$0	$0

SEMIANNUAL REPORT	JUNE 30, 2021	27

Statements of Operations

Six Months Ended June 30, 2021 (Unaudited)
(Amounts in thousands†)	Series C	Series LD

Investment Income:

Interest, net of foreign taxes*	$24,350	$1,765
Dividends from Investments in Affiliates	1	1
Total Income	24,351	1,766

Expenses:

Interest expense	107	117
Tax expense	4	0
Miscellaneous expense	0	1
Total Expenses	111	118

Net Investment Income (Loss)	24,240	1,648

Net Realized Gain (Loss):

Investments in securities	2,922	556
Investments in Affiliates	0	0
Exchange-traded or centrally cleared financial derivative instruments	9,601	43
Over the counter financial derivative instruments	(8,077)	(1,158)
Foreign currency	184	(11)

Net Realized Gain (Loss)	4,630	(570)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(47,871)	(1,297)
Investments in Affiliates	0	0
Exchange-traded or centrally cleared financial derivative instruments	817	419
Over the counter financial derivative instruments	11,076	1,074
Foreign currency assets and liabilities	(230)	5

Net Change in Unrealized Appreciation (Depreciation)	(36,208)	201

Net Increase (Decrease) in Net Assets Resulting from Operations	$(7,338)	$1,279

* Foreign tax withholdings	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series M	Series R	Series TE

$30,384	$5,351	$1,439
3	0	2
30,387	5,351	1,441

19	56	12
4	0	0
0	1	0
23	57	12

30,364	5,294	1,429

(4,921)	597	614
(1)	0	1
1,972	2,872	37
(3,499)	(353)	0
(408)	(250)	0

(6,857)	2,866	652

(12,403)	(4,006)	(236)
0	0	(1)
(2,479)	(2,305)	14
7,971	1,932	0
309	1	0

(6,602)	(4,378)	(223)

$ 16,905	$3,782	$1,858

$8	$0	$0

SEMIANNUAL REPORT	JUNE 30, 2021	29

Statements of Changes in Net Assets

	Series C		Series LD
(Amounts in thousands†)	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$24,240	$47,761	$1,648	$3,270
Net realized gain (loss)	4,630	44,238	(570)	985
Net change in unrealized appreciation (depreciation)	(36,208)	47,169	201	1,340

Net Increase (Decrease) in Net Assets Resulting from Operations	(7,338)	139,168	1,279	5,595

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(24,704)	(49,023)	(1,510)	(3,474)

Total Distributions(a)	(24,704)	(49,023)	(1,510)	(3,474)

Portfolio Share Transactions:

Receipts for shares sold	187,109	385,738	28,697	50,802
Issued as reinvestment of distributions	0	0	0	0
Cost of shares redeemed	(153,702)	(324,471)	(22,706)	(23,834)
Net increase (decrease) resulting from Portfolio share transactions	33,407	61,267	5,991	26,968

Total Increase (Decrease) in Net Assets	1,365	151,412	5,760	29,089

Net Assets:

Beginning of period	1,585,611	1,434,199	108,895	79,806
End of period	$1,586,976	$1,585,611	$114,655	$108,895

Shares of Beneficial Interest:

Shares sold	17,310	36,200	2,974	5,349
Shares redeemed	(14,242)	(30,580)	(2,353)	(2,517)
Net increase (decrease) in shares outstanding	3,068	5,620	621	2,832

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series M		Series R		Series TE
Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

$30,364	$57,433	$5,294	$2,978	$1,429	$3,107
(6,857)	64,142	2,866	1,675	652	(136)
(6,602)	10,205	(4,378)	16,141	(223)	3,148

16,905	131,780	3,782	20,794	1,858	6,119

(23,605)	(104,743)	(5,127)	(2,860)	(1,415)	(3,081)

(23,605)	(104,743)	(5,127)	(2,860)	(1,415)	(3,081)

196,552	417,883	73,111	47,094	6,054	17,411
0	1	0	0	0	0
(153,311)	(324,454)	(25,913)	(38,134)	(13,937)	(16,551)
43,241	93,430	47,198	8,960	(7,883)	860

36,541	120,467	45,853	26,894	(7,440)	3,898

1,562,661	1,442,194	157,315	130,421	91,321	87,423
$1,599,202	$1,562,661	$203,168	$157,315	$83,881	$91,321

18,593	39,535	6,880	4,627	562	1,676
(14,517)	(30,772)	(2,447)	(3,848)	(1,287)	(1,600)
4,076	8,763	4,433	779	(725)	76

SEMIANNUAL REPORT	JUNE 30, 2021	31

Statements of Cash Flows

Six Months Ended June 30, 2021 (Unaudited)
(Amounts in thousands†)	Series C	Series LD	Series R

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(7,338)	$1,279	$3,782

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(3,613,009)	(162,880)	(366,380)
Proceeds from sales of long-term securities	3,524,059	57,896	322,693
(Purchases) Proceeds from sales of short-term portfolio investments, net	16,455	(2,940)	1,406
(Increase) decrease in deposits with counterparty	(4,099)	(113)	(104)
(Increase) decrease in receivable for investments sold	849,559	(1,297)	87,558
(Increase) decrease in interest and/or dividends receivable	765	(181)	(56)
(Increase) decrease in dividends receivable from Affiliates	0	1	0
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	10,216	522	657
Proceeds from (Payments on) over the counter financial derivative instruments	(8,049)	(1,081)	(212)
(Increase) decrease in other assets	(1)	0	0
Increase (decrease) in payable for investments purchased	(1,248,219)	125	(97,696)
Increase (decrease) in deposits from counterparty	2,926	280	1,047
Proceeds from (Payments on) foreign currency transactions	(46)	(6)	(249)
Increase (decrease) in other liabilities	(1)	0	0
Net Realized (Gain) Loss
Investments in securities	(2,922)	(556)	(597)
Exchange-traded or centrally cleared financial derivative instruments	(9,601)	(43)	(2,872)
Over the counter financial derivative instruments	8,077	1,158	353
Foreign currency	(184)	11	250
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	47,871	1,297	4,006
Exchange-traded or centrally cleared financial derivative instruments	(817)	(419)	2,305
Over the counter financial derivative instruments	(11,076)	(1,074)	(1,932)
Foreign currency assets and liabilities	230	(5)	(1)
Net amortization (accretion) on investments	849	467	861
Net Cash Provided by (Used for) Operating Activities	(444,355)	(107,559)	(45,181)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	187,684	29,559	72,844
Payments on shares redeemed	(151,930)	(22,260)	(25,887)
Cash distributions paid	(24,631)	(1,475)	(3,679)
Proceeds from reverse repurchase agreements	3,476,909	203,212	6,713
Payments on reverse repurchase agreements	(3,043,944)	(185,569)	(8,163)
Proceeds from sale-buyback transactions	3,139,070	995,955	1,754,271
Payments on sale-buyback transactions	(3,139,070)	(910,947)	(1,749,448)
Net Cash Received from (Used for) Financing Activities	444,088	108,475	46,651

Net Increase (Decrease) in Cash and Foreign Currency	(267)	916	1,470

Cash and Foreign Currency:

Beginning of period	5,899	231	994
End of period	$5,632	$1,147	$2,464

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$97	$117	$52

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Portfolio has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

32	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series C

(Unaudited)

June 30, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 147.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.9%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~		$1,300	$1,357

Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042		4,917	4,920

United Airlines, Inc.
4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~		3,500	3,550

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038 ~		4,721	4,605

Total Loan Participations and Assignments (Cost $14,348)			14,432

CORPORATE BONDS & NOTES 45.3%

BANKING & FINANCE 28.6%

American Assets Trust LP
3.375% due 02/01/2031		4,000	4,126

Ares Finance Co. LLC
3.250% due 06/15/2030		4,950	5,169

Aviation Capital Group LLC
3.500% due 11/01/2027		1,300	1,367

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(b)(c)	EUR	400	513

Bank of America Corp.
3.419% due 12/20/2028 •		$25,728	28,039

Barclays Bank PLC
7.625% due 11/21/2022 (c)		2,952	3,221

Barclays PLC
3.375% due 04/02/2025 •	EUR	2,300	2,972
7.250% due 03/15/2023 •(b)(c)	GBP	200	299
7.875% due 03/15/2022 •(b)(c)		$800	835
7.875% due 09/15/2022 •(b)(c)	GBP	2,000	2,972

BNP Paribas S.A.
1.904% due 09/30/2028 •		$8,000	7,954
4.400% due 08/14/2028		14,700	16,962
4.500% due 02/25/2030 •(b)(c)		900	915
4.625% due 02/25/2031 •(b)(c)		1,900	1,983

BPCE S.A.
5.150% due 07/21/2024		1,000	1,115

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brookfield Finance, Inc.
3.500% due 03/30/2051		$7,100	$7,436

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		4,000	4,304

CI Financial Corp.
3.200% due 12/17/2030		3,200	3,288

Cooperatieve Rabobank UA
4.375% due 08/04/2025		6,300	7,040

Credit Agricole S.A.
7.500% due 06/23/2026 •(b)(c)	GBP	100	165

Credit Suisse AG
6.500% due 08/08/2023 (c)		$7,466	8,265

Credit Suisse Group AG
7.500% due 07/17/2023 •(b)(c)		10,000	10,900

Crown Castle International Corp.
4.300% due 02/15/2029		3,000	3,455

CyrusOne LP
1.450% due 01/22/2027	EUR	350	424

Deutsche Bank AG
1.000% due 11/19/2025 •		5,600	6,782
2.129% due 11/24/2026 •(d)		$1,400	1,422
3.729% due 01/14/2032 •(d)		1,200	1,223
3.961% due 11/26/2025 •		9,000	9,736
4.250% due 10/14/2021		9,575	9,679
5.625% due 05/19/2031 •	EUR	200	281

Discover Financial Services
4.500% due 01/30/2026		$7,000	7,915

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		2,387	2,399

Erste Group Bank AG
8.875% due 10/15/2021 •(b)(c)	EUR	200	243

Fairfax Financial Holdings Ltd.
4.230% due 06/14/2029	CAD	300	261

First American Financial Corp.
4.000% due 05/15/2030		$3,850	4,291

FleetBoston Financial Corp.
6.875% due 01/15/2028		2,120	2,731

Ford Motor Credit Co. LLC
2.748% due 06/14/2024	GBP	4,900	6,884
3.096% due 05/04/2023		$1,000	1,021
3.550% due 10/07/2022		5,000	5,141
3.810% due 01/09/2024		2,000	2,095
4.375% due 08/06/2023		7,000	7,401
5.584% due 03/18/2024		400	439
5.875% due 08/02/2021		1,000	1,006

Global Atlantic Fin Co.
3.125% due 06/15/2031		1,200	1,210

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	33

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GLP Capital LP
4.000% due 01/15/2030		$2,278	$2,448
5.250% due 06/01/2025		2,450	2,761
5.300% due 01/15/2029		3,150	3,678

Goldman Sachs Group, Inc.
3.850% due 01/26/2027		25,000	27,568

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		3,200	3,472

HSBC Holdings PLC
4.583% due 06/19/2029 •		4,000	4,626
5.875% due 09/28/2026 •(b)(c)	GBP	11,800	18,343
6.375% due 09/17/2024 •(b)(c)		$1,200	1,329
6.500% due 03/23/2028 •(b)(c)		200	230

ING Groep NV
4.625% due 01/06/2026		5,000	5,708

Intesa Sanpaolo SpA
3.375% due 01/12/2023		10,400	10,832

KKR Financial Holdings LLC
5.400% due 05/23/2033 «		9,000	9,577

Liberty Mutual Group, Inc.
4.300% due 02/01/2061		2,000	1,835

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(b)(c)		7,100	8,325

Massachusetts Mutual Life Insurance Co.
5.077% due 02/15/2069 •		4,500	5,589

Morgan Stanley
3.591% due 07/22/2028 •		12,000	13,301
4.000% due 07/23/2025		6,900	7,680
7.500% due 04/02/2032 þ(d)		7,000	5,681

MPT Operating Partnership LP
3.692% due 06/05/2028	GBP	1,600	2,363

Natwest Group PLC
8.625% due 08/15/2021 •(b)(c)		$17,400	17,566

New York Life Insurance Co.
4.450% due 05/15/2069		7,000	8,809

Nissan Motor Acceptance Corp.
2.600% due 09/28/2022		1,900	1,940
2.750% due 03/09/2028		3,000	3,030
3.875% due 09/21/2023		1,600	1,694

Nordea Bank Abp
6.625% due 03/26/2026 •(b)(c)		5,000	5,739

OneMain Finance Corp.
6.125% due 05/15/2022		7,700	8,020

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		7,700	8,469

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Piper Jaffray Cos.
4.740% due 10/15/2021		$4,000	$4,020

Sammons Financial Group, Inc.
3.350% due 04/16/2031		3,000	3,091

Santander UK Group Holdings PLC
7.375% due 06/24/2022 •(b)(c)	GBP	600	878

Sitka Holdings LLC
4.643% due 07/06/2026 •(a)		$2,400	2,398

Societe Generale S.A.
5.375% due 11/18/2030 •(b)(c)		5,400	5,731

Standard Chartered PLC
7.500% due 04/02/2022 •(b)(c)		400	418

Synchrony Financial
3.950% due 12/01/2027		1,100	1,227

Teachers Insurance & Annuity Association of America
3.300% due 05/15/2050		6,500	6,721

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	374	679
5.744% due 04/13/2040		1,044	1,939
5.801% due 10/13/2040		6,832	12,703

UBS AG
7.625% due 08/17/2022 (c)		$4,800	5,165

UBS Group AG
4.375% due 02/10/2031 •(b)(c)		600	614
5.750% due 02/19/2022 •(b)(c)	EUR	2,500	3,061
7.125% due 08/10/2021 •(b)(c)		$400	402

UniCredit SpA
9.250% due 06/03/2022 •(b)(c)	EUR	800	1,018

Wells Fargo & Co.
2.879% due 10/30/2030 •		$10,000	10,598
4.150% due 01/24/2029		5,400	6,225

			453,380

INDUSTRIALS 14.2%

Air Canada Pass-Through Trust
3.750% due 06/15/2029		2,277	2,371
5.000% due 06/15/2025		3,707	3,759

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		3,267	3,623

American Airlines Pass-Through Trust
3.200% due 12/15/2029		1,731	1,770
3.375% due 11/01/2028		6,017	5,992
3.575% due 07/15/2029		2,121	2,166

34	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.650% due 02/15/2029	$2,818	$2,911
3.700% due 04/01/2028	2,701	2,752

American Airlines, Inc.
5.500% due 04/20/2026	1,600	1,696
5.750% due 04/20/2029	900	974

Ashtead Capital, Inc.
4.250% due 11/01/2029	1,600	1,732

Bacardi Ltd.
4.450% due 05/15/2025	6,300	7,011

Bayer U.S. Finance LLC
4.375% due 12/15/2028	6,900	7,913

British Airways Pass-Through Trust
3.300% due 06/15/2034	2,895	2,955

Charter Communications Operating LLC
4.908% due 07/23/2025	800	907
5.125% due 07/01/2049	2,000	2,386

Citrix Systems, Inc.
3.300% due 03/01/2030	2,350	2,475

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	1,501	1,590
4.150% due 10/11/2025	1,031	1,096

DAE Funding LLC
1.625% due 02/15/2024	4,200	4,268
2.625% due 03/20/2025	1,000	1,020
5.250% due 11/15/2021	6,300	6,355

Dell International LLC
4.900% due 10/01/2026	1,000	1,155
5.300% due 10/01/2029	1,000	1,208
5.850% due 07/15/2025	1,300	1,526
6.020% due 06/15/2026	3,700	4,444
6.200% due 07/15/2030	2,000	2,574

Ecopetrol S.A.
5.875% due 09/18/2023	3,400	3,680

Energy Transfer LP
3.750% due 05/15/2030	450	489
4.050% due 03/15/2025	500	543
5.250% due 04/15/2029	11,400	13,476

EQM Midstream Partners LP
4.125% due 12/01/2026	800	821

Expedia Group, Inc.
6.250% due 05/01/2025	1,318	1,534

Ferguson Finance PLC
3.250% due 06/02/2030	2,500	2,704

Huntsman International LLC
4.500% due 05/01/2029	1,700	1,935

Hyatt Hotels Corp.
3.135% (US0003M + 3.000%) due 09/01/2022 ~	6,000	6,023

Imperial Brands Finance PLC
3.875% due 07/26/2029	4,000	4,343

Kansas City Southern
4.200% due 11/15/2069	4,600	5,353

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Las Vegas Sands Corp.
3.200% due 08/08/2024		$2,600	$2,730
3.500% due 08/18/2026		5,050	5,373

Lundin Energy Finance BV
2.000% due 07/15/2026		1,300	1,304

Magellan Health, Inc.
4.900% due 09/22/2024		8,500	9,473

Marvell Technology, Inc.
4.875% due 06/22/2028		5,500	6,364

Mileage Plus Holdings LLC
6.500% due 06/20/2027		2,000	2,204

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		2,000	2,137

Northwest Airlines Pass-Through Trust
7.041% due 10/01/2023		313	313

Ooredoo International Finance Ltd.
5.000% due 10/19/2025		4,500	5,189

Rolls-Royce PLC
3.625% due 10/14/2025		200	203
4.625% due 02/16/2026	EUR	300	389
5.750% due 10/15/2027	GBP	1,100	1,670

Sands China Ltd.
4.600% due 08/08/2023		$15,400	16,406

Syngenta Finance NV
4.441% due 04/24/2023		2,500	2,640

T-Mobile USA, Inc.
2.625% due 04/15/2026		2,200	2,255

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030		3,800	3,946

Trustees of the University of Pennsylvania
3.610% due 02/15/2119		6,500	7,422

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		600	605

United Airlines Pass-Through Trust
2.700% due 11/01/2033		4,806	4,835
2.875% due 04/07/2030		1,711	1,752
3.450% due 01/07/2030		1,834	1,870
4.000% due 10/11/2027		1,172	1,238
5.875% due 04/15/2029		11,515	12,801

Vmed O2 UK Financing PLC
4.750% due 07/15/2031 (a)		6,000	6,105

Volkswagen Group of America Finance LLC
3.750% due 05/13/2030		1,300	1,460

Weir Group PLC
2.200% due 05/13/2026		3,400	3,417

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028		1,400	1,626

			225,257

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	35

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 2.5%

AT&T, Inc.
3.650% due 06/01/2051	$10,000	$10,408

Cleveland Electric Illuminating Co.
4.550% due 11/15/2030	2,500	2,892

Jersey Central Power & Light Co.
4.700% due 04/01/2024	785	855

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	90	90

ONEOK, Inc.
2.750% due 09/01/2024	2,000	2,108

Pacific Gas & Electric Co.
3.300% due 12/01/2027	2,800	2,881
3.500% due 06/15/2025	1,200	1,259
3.750% due 07/01/2028	1,800	1,888
3.950% due 12/01/2047	2,400	2,236
4.300% due 03/15/2045	700	675
4.500% due 07/01/2040	1,800	1,804
4.550% due 07/01/2030	3,400	3,640

S.A. Global Sukuk Ltd.
2.694% due 06/17/2031	3,500	3,548

Toledo Edison Co.
2.650% due 05/01/2028	5,500	5,660

		39,944

Total Corporate Bonds & Notes (Cost $670,371)		718,581

MUNICIPAL BONDS & NOTES 2.7%

CALIFORNIA 0.3%

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	2,995	4,228

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2008
5.630% due 01/01/2022	50	51

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	114	130

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	1,095	1,415

		1,596

NEW JERSEY 0.4%

Rutgers The State University of New Jersey Revenue Bonds, Series 2019
3.915% due 05/01/2119	5,000	5,725

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 0.8%

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
3.287% due 08/01/2069	$11,700	$12,378

TEXAS 0.2%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	3,510	3,543

VIRGINIA 0.3%

University of Virginia Revenue Bonds, Series 2019
3.227% due 09/01/2119	5,500	5,318

WEST VIRGINIA 0.6%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
4.875% due 06/01/2049	9,000	9,365

Total Municipal Bonds & Notes (Cost $39,701)		42,153

U.S. GOVERNMENT AGENCIES 17.9%

Freddie Mac
6.500% due 01/01/2038 - 10/01/2038	29	32

Ginnie Mae, TBA
2.500% due 07/01/2051 - 08/01/2051	77,400	80,047

Uniform Mortgage-Backed Security
4.000% due 09/01/2048	4,417	4,709
4.500% due 08/01/2039 - 11/01/2041	133	147

Uniform Mortgage-Backed Security, TBA
2.000% due 08/01/2036 - 08/01/2051	192,200	194,524
4.000% due 08/01/2051	4,800	5,116

Total U.S. Government Agencies (Cost $283,573)		284,575

U.S. TREASURY OBLIGATIONS 37.7%

U.S. Treasury Bonds
1.250% due 05/15/2050	15,000	12,253
1.375% due 11/15/2040 (f)	22,700	20,400
1.375% due 08/15/2050 (f)	20,600	17,372
1.625% due 11/15/2050 (f)	48,400	43,484
2.250% due 08/15/2049 (h)(j)	22,600	23,419
2.375% due 11/15/2049 (f)	39,700	42,287
3.000% due 02/15/2049 (f)	4,200	5,030

36	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Notes
0.625% due 12/31/2027 (f)(h)		$111,100	$107,433
0.625% due 05/15/2030 (f)		72,600	67,872
0.750% due 05/31/2026		9,300	9,248
0.750% due 01/31/2028 (f)(h)		160,700	156,488
0.875% due 11/15/2030 (h)		5,000	4,755
1.250% due 04/30/2028 (f)		56,900	57,087
1.500% due 02/15/2030 (f)(h)		30,800	31,109

Total U.S. Treasury Obligations (Cost $617,586)			598,237

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.9%

Banc of America Funding Trust
3.348% due 01/20/2047 ^~		32	31

Bear Stearns Adjustable Rate Mortgage Trust
2.518% due 10/25/2033 ~		11	11
2.665% due 05/25/2034 ~		21	20

Bear Stearns ALT-A Trust
2.929% due 02/25/2036 ^~		409	346

Cascade Funding Mortgage Trust
4.000% due 10/25/2068 ~		1,871	1,955

Citigroup Mortgage Loan Trust
3.258% due 04/25/2066 ~		7,136	7,204

Citigroup Mortgage Loan Trust, Inc.
2.210% due 09/25/2035 •		36	37
2.220% due 09/25/2035 •		57	60

Countrywide Alternative Loan Trust
0.492% due 05/25/2036 •		36	32
6.000% due 08/25/2034		4,322	4,481

Countrywide Home Loan Mortgage Pass-Through Trust
0.732% due 03/25/2035 •		68	61
2.992% due 08/25/2034 ^~		5	5

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.148% due 07/25/2033 ~		2	2

Credit Suisse Mortgage Capital Trust
2.691% due 03/25/2060 ~		7,978	8,090
2.980% due 10/27/2059 ~		7,894	7,965
3.322% due 10/25/2058 ~		7,824	7,884

Downey Savings & Loan Association Mortgage Loan Trust
0.613% due 08/19/2045 •		400	389
2.506% due 07/19/2044 ~		294	290

Eurosail PLC
1.034% due 06/13/2045 •	GBP	916	1,270
1.034% due 06/13/2045 •		598	829

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Finsbury Square PLC
0.849% due 03/16/2070 •	GBP	7,190	$9,985

GreenPoint Mortgage Funding Trust
0.552% due 06/25/2045 •		$966	841

GreenPoint Mortgage Funding Trust Pass-Through Certificates
2.549% due 10/25/2033 ~		1	1

GSR Mortgage Loan Trust
1.840% due 03/25/2033 •		17	17
2.793% due 09/25/2035 ~		82	83
2.924% due 09/25/2035 ~		76	77

HarborView Mortgage Loan Trust
0.283% due 01/19/2038 •		103	99
0.773% due 06/20/2035 •		165	163

Hawksmoor Mortgage Funding PLC
1.099% due 05/25/2053 •	GBP	1,258	1,749

HomeBanc Mortgage Trust
0.612% due 01/25/2036 •		$447	442
2.744% due 04/25/2037 ^~		1	1

JP Morgan Mortgage Trust
1.923% due 11/25/2033 ~		12	12
2.453% due 02/25/2035 ~		7	7
2.577% due 07/25/2035 ~		158	161
2.696% due 07/25/2035 ~		72	74

Legacy Mortgage Asset Trust
1.892% due 10/25/2066 þ		3,264	3,274

MFA Trust
1.381% due 04/25/2065 ~		4,170	4,192
1.947% due 04/25/2065 ~		4,239	4,263

Morgan Stanley Capital Trust
2.509% due 04/05/2042 ~		5,000	5,161

Morgan Stanley Mortgage Loan Trust
2.675% due 08/25/2034 ~		761	788

New Residential Mortgage Loan Trust
3.578% due 08/25/2025 ~		1,146	1,169

Pretium Mortgage Credit Partners LLC
1.992% due 02/25/2061 þ		4,000	3,993

RBSSP Resecuritization Trust
0.591% due 04/26/2037 •		305	303

Residential Accredit Loans, Inc. Trust
0.512% due 04/25/2046 •		763	301

Residential Mortgage Securities PLC
1.299% due 06/20/2070 •	GBP	9,079	12,692

Structured Adjustable Rate Mortgage Loan Trust
2.537% due 02/25/2034 ~		$21	21

Structured Asset Mortgage Investments Trust
0.712% due 09/25/2045 •		413	412

Towd Point Mortgage Funding
0.949% due 07/20/2045 •	GBP	12,078	16,764

Uropa Securities PLC
0.284% due 06/10/2059 •		5,578	7,545

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	37

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.434% due 06/10/2059 •	GBP	1,438	$1,930
0.634% due 06/10/2059 •		1,125	1,512
0.834% due 06/10/2059 •		1,199	1,618

WaMu Mortgage Pass-Through Certificates Trust
0.712% due 01/25/2045 •		$43	43
0.832% due 11/25/2034 •		531	514
1.116% due 02/25/2046 •		348	350

Warwick Finance Residential Mortgages PLC
0.999% due 12/21/2049 •	GBP	1,023	1,419

Wells Fargo Mortgage-Backed Securities Trust
2.920% due 10/25/2037 ~		$3,109	3,052

Total Non-Agency Mortgage-Backed Securities (Cost $119,840)			125,990

ASSET-BACKED SECURITIES 26.3%

ACE Securities Corp. Home Equity Loan Trust
0.872% due 04/25/2034 •		302	298

ALME Loan Funding DAC
0.750% due 01/15/2031 •	EUR	8,427	9,981

Ameriquest Mortgage Securities Trust
0.677% due 03/25/2036 •		$47	46

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.007% due 01/25/2035 •		4,558	4,566
1.112% due 01/25/2035 •		1,269	1,263

Anchorage Capital CLO Ltd.
1.554% due 07/15/2032 •		4,200	4,202

Aqueduct European CLO DAC
0.640% due 07/20/2030 •	EUR	7,200	8,551

Atrium Corp.
1.014% due 04/22/2027 •		$5,117	5,118

Aurium CLO DAC
0.670% due 04/16/2030 •	EUR	6,850	8,123

Bear Stearns Asset-Backed Securities Trust
0.292% due 12/25/2036 •		$326	326
0.827% due 09/25/2035 •		5,337	5,332
1.092% due 10/25/2037 •		72	72

BlueMountain Fuji EUR CLO DAC
0.650% due 07/15/2030 •	EUR	8,100	9,630
0.830% due 04/15/2034 •		6,000	7,096
0.910% due 01/15/2033 •		7,550	8,898

BNPP AM Euro CLO
0.600% due 04/15/2031 •		1,800	2,134

Cairn CLO BV
0.600% due 04/30/2031 •		6,000	7,097
0.670% due 01/31/2030 •		5,550	6,584

Cathedral Lake CLO Ltd.
1.034% due 07/16/2029 •		$12,300	12,301

Centex Home Equity Loan Trust
1.052% due 10/25/2035 •		4,279	4,279

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
1.022% due 05/25/2035 •		$3,370	$3,383

CLNC Ltd.
1.374% due 08/20/2035 •		15,000	15,010

Conseco Finance Corp.
6.220% due 03/01/2030		3	3
6.530% due 02/01/2031 ~		1,375	1,311

CVC Cordatus Loan Fund DAC
0.630% due 09/15/2031 •	EUR	4,500	5,317

Denali Capital CLO LLC
1.226% due 10/26/2027 •		$11,556	11,573

Dryden Senior Loan Fund
1.084% due 10/15/2027 •		6,102	6,101

ECAF Ltd.
3.473% due 06/15/2040		152	147
4.947% due 06/15/2040		392	370

ECMC Group Student Loan Trust
0.842% due 02/27/2068 •		6,334	6,373

First NLC Trust
0.797% due 12/25/2035 •		147	147

Gallatin CLO Ltd.
1.484% (US0003M + 1.050%) due 07/15/2027 ~		11,211	11,217

Harvest CLO DAC
0.630% due 11/18/2029 •	EUR	1,121	1,331
0.640% due 10/15/2031 •		7,500	8,887

Jamestown CLO Ltd.
1.410% due 01/17/2027 •		$764	765

Jubilee CLO BV
0.252% due 12/15/2029 •	EUR	12,674	14,983

MACH Cayman Ltd.
3.474% due 10/15/2039		$2,005	2,009

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •	EUR	3,000	3,563
0.690% due 12/15/2031 •		7,300	8,673

Marble Point CLO Ltd.
1.224% due 10/15/2030 •		$5,200	5,200

Merrill Lynch Mortgage Investors Trust
0.212% due 02/25/2037 •		155	66

METAL LLC
4.581% due 10/15/2042		1,981	1,774

Morgan Stanley ABS Capital, Inc. Trust
0.737% due 09/25/2035 •		154	154
0.992% due 07/25/2034 •		9,141	9,216
1.342% due 07/25/2037 •		7,000	6,777

Morgan Stanley Mortgage Loan Trust
0.452% due 04/25/2037 •		104	46

Mountain View CLO Ltd.
0.984% due 10/15/2026 •		528	529

38	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Navient Student Loan Trust
1.142% due 12/27/2066 •		$13,058	$13,290

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.977% due 09/25/2035 •		679	683

OCP CLO Ltd.
0.984% due 07/15/2027 •		513	513

Residential Asset Securities Corp. Trust
0.782% due 11/25/2035 •		3,007	3,003
1.052% due 08/25/2035 •		6,189	6,166

S-Jets Ltd.
3.967% due 08/15/2042		4,598	4,558

Securitized Asset-Backed Receivables LLC Trust
0.872% due 02/25/2034 •		10,301	10,202

Segovia European CLO
0.770% due 01/18/2031 •	EUR	1,050	1,243

Sound Point CLO Ltd.
1.073% due 01/23/2029 •		$13,800	13,801
1.156% due 07/25/2030 •		11,700	11,697
1.238% due 10/20/2028 •		9,986	9,999

St Paul’s CLO DAC
0.850% due 04/25/2030 •	EUR	2,400	2,850

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		$3,467	3,492

Steele Creek CLO Ltd.
1.049% due 05/21/2029 •		4,950	4,950

Structured Asset Investment Loan Trust
0.797% due 03/25/2034 •		2,204	2,168

STWD Ltd.
1.283% due 04/18/2038 •		7,800	7,812

Symphony CLO Ltd.
1.064% due 04/15/2028 •		8,212	8,227

Telos CLO Ltd.
1.140% due 04/17/2028 •		1,258	1,260

TICP CLO Ltd.
1.028% due 04/20/2028 •		9,169	9,176

Toro European CLO DAC
0.650% due 04/15/2030 •	EUR	6,080	7,209

Towd Point Mortgage Trust
1.092% due 10/25/2059 •		$7,722	7,789

Venture CLO Ltd.
1.064% due 04/15/2027 •		19,489	19,456
1.088% due 10/20/2028 •		7,861	7,863
1.208% due 04/20/2029 •		26,649	26,635

WAVE LLC
3.597% due 09/15/2044		2,272	2,269

Wells Fargo Home Equity Asset-Backed Securities Trust
1.142% due 10/25/2034 •		160	160

Total Asset-Backed Securities (Cost $414,279)			417,293

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 6.8%

BANKING & FINANCE 6.2%

Banco Santander S.A.
6.250% due 09/11/2021 •(b)(c)	400,000	$479

Bank of America Corp.
5.875% due 03/15/2028 •(b)	6,700,000	7,677

Bankia S.A.
6.000% due 07/18/2022 •(b)(c)	200,000	248

Capital Farm Credit ACA
5.000% due 03/15/2026 •(b)	4,700,000	4,888

Charles Schwab Corp.
4.000% due 12/01/2030 •(b)	11,900,000	12,189
4.625% due 03/01/2022 •(b)	4,503,000	4,576
5.000% due 12/01/2027 •(b)	5,000,000	5,294
5.375% due 06/01/2025 •(b)	1,000,000	1,108

Citigroup, Inc.
3.875% due 02/18/2026 •(b)	5,300,000	5,426

Goldman Sachs Group, Inc.
3.800% due 05/10/2026 •(b)	2,300,000	2,347

JPMorgan Chase & Co.
3.656% (US0003M + 3.470%) due 07/30/2021 ~(b)	15,109,000	15,166
5.000% due 08/01/2024 •(b)	3,600,000	3,807

MetLife Capital Trust
7.875% due 12/15/2067	600,000	837

State Street Corp.
5.625% due 12/15/2023 •(b)(f)	14,000,000	14,875

Truist Financial Corp.
5.100% due 03/01/2030 •(b)	5,000,000	5,631

Wells Fargo & Co.
5.900% due 06/15/2024 •(b)	12,700,000	13,692

		98,240

INDUSTRIALS 0.6%

General Electric Co.
3.449% due 09/15/2021 ~(b)	9,000,000	8,831

Total Preferred Securities (Cost $102,407)		107,071

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	39

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.6%

REPURCHASE AGREEMENTS (e) 1.6%
		$25,466

Total Short-Term Instruments (Cost $25,466)		25,466

Total Investments in Securities (Cost $2,287,571)		2,333,798

INVESTMENTS IN AFFILIATES 0.3%

SHORT-TERM INSTRUMENTS 0.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.3%

PIMCO Short-Term Floating NAV Portfolio III	537,977	5,305

Total Short-Term Instruments (Cost $5,304)		5,305

Total Investments in Affiliates (Cost $5,304)		5,305

MARKET VALUE (000S)
Total Investments 147.4% (Cost $2,292,875)	$2,339,103

Financial Derivative Instruments (g)(i) 0. 4% (Cost or Premiums, net $1,205)	6,719

Other Assets and Liabilities, net (47.8)%	(758,846)

Net Assets 100.0%	$1,586,976

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

«	Security valued using significant unobservable inputs (Level 3).
þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(c)	Contingent convertible security.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	2.129%	11/24/2026	11/17/2020	$1,400	$1,422	0.09%
Deutsche Bank AG	3.729	01/14/2032	01/11/2021	1,200	1,223	0.08
Morgan Stanley	7.500	04/02/2032	02/11/2020	6,009	5,681	0.36

				$8,609	$8,326	0.53%

40	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2021	07/01/2021	$25,466	U.S. Treasury Bonds 1.375% due 11/15/2040	$(25,975)	$25,466	$25,466

Total Repurchase Agreements						$(25,975)	$25,466	$25,466

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BSN	0.040%	06/15/2021	07/15/2021	$(60,040)	$(60,041)
	0.050	05/13/2021	07/13/2021	(8,855)	(8,856)
DEU	0.000	05/06/2021	07/06/2021	(2,523)	(2,523)
GRE	0.030	06/15/2021	07/15/2021	(39,869)	(39,870)
	0.040	05/19/2021	07/19/2021	(7,278)	(7,278)
	0.040	06/02/2021	07/14/2021	(2,132)	(2,132)
	0.040	06/08/2021	07/08/2021	(7,010)	(7,010)
	0.040	06/09/2021	07/09/2021	(4,279)	(4,279)
	0.050	05/05/2021	07/06/2021	(36,284)	(36,287)
	0.050	05/14/2021	07/14/2021	(1,829)	(1,829)
	0.050	06/10/2021	07/12/2021	(9,022)	(9,023)
	0.050	06/11/2021	07/13/2021	(945)	(945)
	0.060	05/06/2021	07/07/2021	(9,682)	(9,682)
	0.060	05/12/2021	07/12/2021	(24,696)	(24,698)
JPS	(0.100)	06/15/2021	09/09/2021	(10,110)	(10,109)
	0.040	06/11/2021	07/12/2021	(57,398)	(57,399)
NOM	0.050	06/17/2021	07/19/2021	(197,085)	(197,089)

Total Reverse Repurchase Agreements					$(479,050)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BSN	$0	$(68,897)	$0	$(68,897)	$69,010	$113
DEU	0	(2,523)	0	(2,523)	2,605	82
FICC	25,466	0	0	25,466	(25,975)	(509)
GRE	0	(143,033)	0	(143,033)	143,194	161
JPS	0	(67,508)	0	(67,508)	68,193	685
NOM	0	(197,089)	0	(197,089)	196,718	(371)

Total Borrowings and Other Financing Transactions	$25,466	$(479,050)	$0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	41

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(468,941)	$0	$0	$(468,941)
Preferred Securities	0	0	(10,109)	0	(10,109)

Total Borrowings	$0	$(468,941)	$(10,109)	$0	$(479,050)

Payable for reverse repurchase agreements					$(479,050)

(f)	Securities with an aggregate market value of $483,054 have been pledged as collateral under the terms of the above master agreements as of June 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(358,322) at a weighted average interest rate of 0.051%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note September Futures	09/2021	877	$116,203	$828	$206	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond September Futures	09/2021	170	$(34,794)	$(197)	$38	$(109)
United Kingdom Long Gilt September Futures	09/2021	1,335	(236,563)	(1,690)	0	(258)

				$(1,887)	$38	$(367)

Total Futures Contracts				$(1,059)	$244	$(367)

42	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2025	0.478%	$ 3,700	$(140)	$217	$77	$1	$0
Auchan Holding S.A.	1.000	Quarterly	12/20/2027	1.001	EUR 1,400	(81)	81	0	0	(1)
British Telecommunications PLC	1.000	Quarterly	12/20/2027	1.019	2,000	(8)	6	(2)	0	(4)
British Telecommunications PLC	1.000	Quarterly	06/20/2028	1.078	2,000	(12)	0	(12)	0	(2)
Energy Transfer Operating LP	1.000	Quarterly	12/20/2025	0.745	$ 3,500	(44)	84	40	0	(2)
General Electric Co.	1.000	Quarterly	12/20/2023	0.385	5,800	(201)	291	90	0	(3)
General Electric Co.	1.000	Quarterly	06/20/2024	0.420	3,400	(5)	65	60	0	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.501	1,400	(23)	48	25	0	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.718	400	3	3	6	0	0
Tesco PLC	1.000	Quarterly	06/20/2028	0.930	EUR 1,700	5	5	10	2	0

						$(506)	$800	$294	$3	$(12)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
Index/Tranches								Asset	Liability
CDX.IG-36 5-Year Index	1.000%	Quarterly	06/20/2026	$97,000	$2,404	$95	$2,499	$15	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	3.700%	Maturity	01/03/2022	BRL	625,400	$(170)	$(705)	$(875)	$0	$(32)
Pay	1-Year BRL-CDI	3.978	Maturity	01/03/2022		35,200	0	(38)	(38)	0	(2)
Pay	1-Year BRL-CDI	4.040	Maturity	01/03/2022		36,400	0	(36)	(36)	0	(2)
Pay	3-Month CAD-Bank Bill	0.980	Semi-Annual	02/26/2024	CAD	232,300	217	(34)	183	0	(24)
Pay	3-Month CAD-Bank Bill	0.880	Semi-Annual	03/03/2024		107,000	6	(197)	(191)	0	(11)

							$53	$(1,010)	$(957)	$0	$(71)

Total Swap Agreements							$1,951	$(115)	$1,836	$18	$(83)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	43

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$244	$18	$262	$0	$(367)	$(83)	$(450)

(h)

Securities with an aggregate market value of $20,879 and cash of $6,379 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	08/2021		RUB	504	$		7	$0	$0
	09/2021		IDR	9,301,734			645	8	0
	09/2021		RUB	1,408			19	0	0
	09/2021	$		99		PLN	377	0	(1)
BPS	07/2021		JPY	39,268	$		359	5	0
	07/2021	$		2,479		EUR	2,081	0	(12)
	07/2021			1,359		GBP	978	0	(6)
	08/2021		JPY	39,268	$		354	0	0
BRC	08/2021		MXN	11,314			546	0	(19)
	09/2021	$		65		PLN	247	0	0
CBK	07/2021		RUB	384	$		5	0	0
	08/2021			459			6	0	0
	09/2021	$		188		ZAR	2,605	0	(8)
GLM	07/2021		GBP	85,512	$		120,891	2,602	0

44	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	07/2021		RUB	769	$		10	$0	$(1)
	08/2021		COP	2,774,539			728	0	(10)
	08/2021		RUB	657			9	0	0
	09/2021			1,098			15	0	0
	09/2021	$		104		PLN	396	0	(1)
	09/2021			787		TWD	21,567	0	(13)
	09/2021			48		ZAR	667	0	(2)
HUS	07/2021		EUR	2,769	$		3,311	28	0
	07/2021	$		117,192		GBP	84,534	0	(256)
	08/2021		GBP	68,608	$		94,966	52	0
	08/2021		RUB	1,037			14	0	0
	09/2021			741			10	0	0
	09/2021	$		193		KRW	214,768	0	(2)
	09/2021			118		PLN	452	1	0
MYI	07/2021		RUB	382	$		5	0	0
SCX	07/2021		EUR	115,573			141,386	4,346	0
	08/2021			116,261			137,964	17	0
	12/2021		INR	10,373			138	1	0
SOG	07/2021		RUB	438			6	0	0
	08/2021			576			8	0	0
UAG	07/2021			1,246			16	0	(1)

Total Forward Foreign Currency Contracts								$7,060	$(332)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BPS	Brazil Government International Bond	1.000%	Quarterly	06/20/2022	0.550%	$9,250	$(645)	$688	$43	$0
BRC	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	0.675	800	66	(31)	35	0
CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.200	3,000	(52)	32	0	(20)
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.938	900	(6)	9	3	0
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.014	200	(7)	7	0	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.200	2,200	(34)	20	0	(14)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.354	2,300	(21)	51	30	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.608	1,700	(14)	38	24	0
	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	0.675	500	43	(21)	22	0
JPM	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.938	900	(7)	10	3	0
MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.608	1,400	(12)	32	20	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.833	2,500	(34)	53	19	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.938	4,000	(23)	37	14	0

							$(746)	$925	$213	$(34)

Total Swap Agreements							$(746)	$925	$213	$(34)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	45

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$8	$0	$0	$8	$(1)	$0	$0	$(1)	$7	$0	$7
BPS	5	0	43	48	(18)	0	0	(18)	30	0	30
BRC	0	0	35	35	(19)	0	0	(19)	16	0	16
CBK	0	0	3	3	(8)	0	(20)	(28)	(25)	81	56
GLM	2,602	0	0	2,602	(27)	0	0	(27)	2,575	(2,220)	355
GST	0	0	76	76	0	0	(14)	(14)	62	0	62
HUS	81	0	0	81	(258)	0	0	(258)	(177)	0	(177)
JPM	0	0	3	3	0	0	0	0	3	0	3
MYC	0	0	53	53	0	0	0	0	53	(10)	43
SCX	4,364	0	0	4,364	0	0	0	0	4,364	(3,800)	564
UAG	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)

Total Over the Counter	$7,060	$0	$213	$7,273	$(332)	$0	$(34)	$(366)

(j)

Securities with an aggregate market value of $81 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2021.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

46	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$244	$244
Swap Agreements	0	18	0	0	0	18

	$0	$18	$0	$0	$244	$262

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,060	$0	$7,060
Swap Agreements	0	213	0	0	0	213

	$0	$213	$0	$7,060	$0	$7,273

	$0	$231	$0	$7,060	$244	$7,535

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$367	$367
Swap Agreements	0	12	0	0	71	83

	$0	$12	$0	$0	$438	$450

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$332	$0	$332
Swap Agreements	0	34	0	0	0	34

	$0	$34	$0	$332	$0	$366

	$0	$46	$0	$332	$438	$816

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$9,380	$9,380
Swap Agreements	0	239	0	0	(18)	221

	$0	$239	$0	$0	$9,362	$9,601

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(8,776)	$0	$(8,776)
Written Options	0	399	0	0	0	399
Swap Agreements	0	302	0	0	(2)	300

	$0	$701	$0	$(8,776)	$(2)	$(8,077)

	$0	$940	$0	$(8,776)	$9,360	$1,524

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	47

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,537	$1,537
Swap Agreements	0	290	0	0	(1,010)	(720)

	$0	$290	$0	$0	$527	$817

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,283	$0	$11,283
Swap Agreements	0	(207)	0	0	0	(207)

	$0	$(207)	$0	$11,283	$0	$11,076

	$0	$83	$0	$11,283	$527	$11,893

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$14,432	$0	$14,432
Corporate Bonds & Notes
Banking & Finance	0	443,803	9,577	453,380
Industrials	0	225,257	0	225,257
Utilities	0	39,944	0	39,944
Municipal Bonds & Notes
California	0	4,228	0	4,228
Illinois	0	1,596	0	1,596
New Jersey	0	5,725	0	5,725
New York	0	12,378	0	12,378
Texas	0	3,543	0	3,543
Virginia	0	5,318	0	5,318
West Virginia	0	9,365	0	9,365
U.S. Government Agencies	0	284,575	0	284,575
U.S. Treasury Obligations	0	598,237	0	598,237
Non-Agency Mortgage-Backed Securities	0	125,990	0	125,990
Asset-Backed Securities	0	417,293	0	417,293
Preferred Securities
Banking & Finance	0	98,240	0	98,240
Industrials	0	8,831	0	8,831
Short-Term Instruments
Repurchase Agreements	0	25,466	0	25,466

	$0	$2,324,221	$9,577	$2,333,798

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,305	$0	$0	$5,305

Total Investments	$5,305	$2,324,221	$9,577	$2,339,103

48	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$38	$224	$0	$262
Over the counter	0	7,273	0	7,273

	$38	$7,497	$0	$7,535

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(367)	(83)	0	(450)
Over the counter	0	(366)	0	(366)

	$(367)	$(449)	$0	$(816)

Total Financial Derivative Instruments	$(329)	$7,048	$0	$6,719

Totals	$4,976	$2,331,269	$9,577	$2,345,822

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	49

Schedule of Investments PIMCO Fixed Income SHares: Series LD

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 254.3%

CORPORATE BONDS & NOTES 109.8%

BANKING & FINANCE 59.5%

AerCap Ireland Capital DAC
3.950% due 02/01/2022 (d)	$500	$508

Air Lease Corp.
2.750% due 01/15/2023 (d)	1,300	1,342

Aircastle Ltd.
5.500% due 02/15/2022 (d)	1,500	1,545

Ally Financial, Inc.
1.450% due 10/02/2023 (d)	1,000	1,015

American Tower Corp.
3.375% due 05/15/2024 (d)	1,200	1,284

Aozora Bank Ltd.
2.550% due 09/09/2022 (d)	1,300	1,326
3.810% due 09/07/2021 (d)	700	704

Aviation Capital Group LLC
2.875% due 01/20/2022 (d)	1,800	1,818

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023 (d)	400	425

Barclays PLC
1.536% (US0003M + 1.380%) due 05/16/2024 ~(d)	700	713
4.338% due 05/16/2024 •(d)	1,600	1,706

BOC Aviation Ltd.
2.375% due 09/15/2021 (d)	800	801
2.750% due 09/18/2022 (d)	300	305
3.000% due 05/23/2022 (d)	1,300	1,320

BPCE S.A.
1.652% due 10/06/2026 •(d)	1,000	1,005

Cantor Fitzgerald LP
6.500% due 06/17/2022 (d)	2,200	2,321

CIT Group, Inc.
5.000% due 08/15/2022	1,000	1,046

CK Hutchison International Ltd.
3.250% due 04/11/2024 (d)	1,000	1,066

Credit Suisse Group AG
1.359% (US0003M + 1.240%) due 06/12/2024 ~(d)	700	711

Danske Bank A/S
1.179% (US0003M + 1.060%) due 09/12/2023 ~(d)	2,400	2,427

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	43	43

First Abu Dhabi Bank PJSC
1.012% (US0003M + 0.850%) due 08/08/2023 ~(d)	1,000	1,006

Five Corners Funding Trust
4.419% due 11/15/2023 (d)	500	546

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Motor Credit Co. LLC
3.219% due 01/09/2022		$800	$810
4.250% due 09/20/2022 (d)		1,400	1,449
5.875% due 08/02/2021		600	604

GA Global Funding Trust
1.625% due 01/15/2026 (d)		400	405

General Motors Financial Co., Inc.
3.450% due 04/10/2022 (d)		270	275
3.550% due 07/08/2022 (d)		2,000	2,065

HSBC Holdings PLC
1.139% (BBSW3M + 1.100%) due 02/16/2024 ~	AUD	1,400	1,059
1.499% (US0003M + 1.380%) due 09/12/2026 ~(d)		$2,070	2,137

LeasePlan Corp. NV
2.875% due 10/24/2024 (d)		2,100	2,207

Lloyds Banking Group PLC
1.425% (BBSW3M + 1.400%) due 03/07/2025 ~	AUD	1,000	765

LSEGA Financing PLC
0.650% due 04/06/2024 (d)		$1,800	1,799

Mizuho Financial Group, Inc.
1.444% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	1,500	1,145

Nationwide Building Society
3.622% due 04/26/2023 •(d)		$500	513

Natwest Group PLC
1.626% (US0003M + 1.470%) due 05/15/2023 ~(d)		1,000	1,011
3.498% due 05/15/2023 •(d)		600	616
4.519% due 06/25/2024 •(d)		900	967

Nissan Motor Acceptance Corp.
0.836% due 09/28/2022 •(d)		1,300	1,302
0.836% due 09/28/2022 •		100	100
0.838% (US0003M + 0.650%) due 07/13/2022 ~(d)		1,000	1,002

Nomura Holdings, Inc.
1.851% due 07/16/2025 (d)		600	614
2.648% due 01/16/2025 (d)		1,700	1,788

NTT Finance Corp.
1.162% due 04/03/2026 (d)		2,500	2,495

OneMain Finance Corp.
6.125% due 05/15/2022		400	417

ORIX Corp.
2.900% due 07/18/2022 (d)		1,200	1,232
3.200% due 01/19/2022 (d)		500	507

Pacific Life Global Funding
1.200% due 06/24/2025 (d)		1,100	1,104

50	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023 (d)		$700	$736
5.250% due 08/15/2022 (d)		1,200	1,256

QNB Finance Ltd.
1.176% (US0003M + 1.000%) due 05/02/2022 ~(d)		400	402
1.792% (BBSW3M + 1.750%) due 02/01/2023 ~	AUD	1,500	1,141

Scentre Group Trust
3.500% due 02/12/2025 (d)		$800	860

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021 (d)		1,800	1,801
3.000% due 07/15/2022 (d)		300	307
3.550% due 04/15/2024 (d)		300	319

Societe Generale S.A.
1.488% due 12/14/2026 •(d)		1,900	1,884

Standard Chartered PLC
1.319% due 10/14/2023 •(d)		300	303

State Bank of India
4.000% due 01/24/2022 (d)		500	509

Synchrony Financial
2.850% due 07/25/2022 (d)		1,000	1,024

UBS AG
0.910% (BBSW3M + 0.870%) due 07/30/2025 ~	AUD	2,000	1,523

WEA Finance LLC
3.150% due 04/05/2022 (d)		$300	304

Wells Fargo & Co.
2.509% due 10/27/2023 (c)	CAD	1,500	1,249
3.184% due 02/08/2024 (c)		1,500	1,270

			68,259

INDUSTRIALS 40.6%

7-Eleven, Inc.
0.950% due 02/10/2026 (d)		$1,000	983

Arrow Electronics, Inc.
3.500% due 04/01/2022 (d)		600	610

BAT Capital Corp.
3.557% due 08/15/2027 (d)		400	429

Berry Global, Inc.
1.570% due 01/15/2026		1,200	1,202
4.875% due 07/15/2026		600	636

Boeing Co.
4.508% due 05/01/2023 (d)		500	533

Boral Finance Pty. Ltd.
3.000% due 11/01/2022 (d)		1,100	1,128

Broadcom, Inc.
3.459% due 09/15/2026 (d)		900	981

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 04/15/2026 (d)		$1,100	$1,234

Carrier Global Corp.
2.242% due 02/15/2025 (d)		800	832

CenterPoint Energy Resources Corp.
0.631% (US0003M + 0.500%) due 03/02/2023 ~		200	200
0.700% due 03/02/2023 (d)		300	300

Central Nippon Expressway Co. Ltd.
0.969% (US0003M + 0.850%) due 09/14/2021 ~(d)		1,400	1,402

Charter Communications Operating LLC
1.826% (US0003M + 1.650%) due 02/01/2024 ~		2,200	2,262
4.500% due 02/01/2024		300	327

Citrix Systems, Inc.
1.250% due 03/01/2026 (d)		400	395

Crown Castle Towers LLC
3.222% due 05/15/2042		300	301

D.R. Horton, Inc.
4.375% due 09/15/2022 (d)		1,000	1,037

DAE Funding LLC
1.550% due 08/01/2024 (d)		600	600

Daimler Canada Finance, Inc.
3.300% due 08/16/2022 (c)	CAD	900	747

Dell International LLC
5.450% due 06/15/2023 (d)		$400	434

Delta Air Lines, Inc.
3.625% due 03/15/2022		1,400	1,420
7.375% due 01/15/2026		500	587

Energy Transfer LP
5.000% due 10/01/2022 (d)		2,000	2,085

Gilead Sciences, Inc.
1.200% due 10/01/2027 (d)		700	683

Global Payments, Inc.
1.200% due 03/01/2026 (d)		700	694

Heathrow Funding Ltd.
4.875% due 07/15/2023 (d)		1,000	1,002

Hyundai Capital America
1.150% due 11/10/2022 (d)		700	705
2.850% due 11/01/2022 (d)		300	309

Imperial Brands Finance PLC
3.125% due 07/26/2024 (d)		650	685
3.750% due 07/21/2022 (d)		1,100	1,129

International Flavors & Fragrances, Inc.
1.230% due 10/01/2025 (d)		1,000	995

Kansas City Southern
3.000% due 05/15/2023 (d)		1,500	1,557

Lennar Corp.
4.500% due 04/30/2024		400	438

Marriott International, Inc.
3.125% due 10/15/2021 (d)		2,000	2,002

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	51

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MGM Resorts International
7.750% due 03/15/2022	$1,700	$1,779

Nissan Motor Co. Ltd.
3.043% due 09/15/2023 (d)	1,000	1,043

Occidental Petroleum Corp.
1.606% (US0003M + 1.450%) due 08/15/2022 ~	900	896

Oracle Corp.
1.650% due 03/25/2026 (c)(d)	1,300	1,318

Pacific National Finance Pty. Ltd.
6.000% due 04/07/2023 (d)	1,000	1,074

PeaceHealth Obligated Group
1.375% due 11/15/2025 (d)	300	303

Petronas Energy Canada Ltd.
2.112% due 03/23/2028 (d)	1,000	1,012

Sabine Pass Liquefaction LLC
6.250% due 03/15/2022 (d)	1,100	1,128

Saudi Arabian Oil Co.
1.250% due 11/24/2023 (d)	1,100	1,112

Spirit AeroSystems, Inc.
3.950% due 06/15/2023 (d)	1,100	1,108

Sprint Spectrum Co. LLC
3.360% due 03/20/2023 (d)	50	50

Toll Brothers Finance Corp.
5.875% due 02/15/2022 (d)	2,000	2,046

Valero Energy Corp.
1.269% (US0003M + 1.150%) due 09/15/2023 ~(d)	1,000	1,002

Volkswagen Group of America Finance LLC
2.700% due 09/26/2022 (d)	500	514

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024	800	867
4.950% due 09/15/2028	300	348

Woodside Finance Ltd.
3.650% due 03/05/2025 (d)	100	107

		46,571

UTILITIES 9.7%

AES Corp.
1.375% due 01/15/2026	1,300	1,288

AT&T, Inc.
1.044% (US0003M + 0.890%) due 02/15/2023 ~(d)	1,100	1,113

Duquesne Light Holdings, Inc.
5.900% due 12/01/2021 (d)	300	307

Enel Finance International NV
4.250% due 09/14/2023 (d)	200	216

FirstEnergy Corp.
3.350% due 07/15/2022 (d)	700	712

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Israel Electric Corp. Ltd.
5.000% due 11/12/2024	$400	$448

Pacific Gas & Electric Co.
1.598% (US0003M + 1.480%) due 06/16/2022 ~(d)	200	200
1.750% due 06/16/2022 (d)	1,700	1,699
2.100% due 08/01/2027 (d)	200	194
2.950% due 03/01/2026	100	102
3.250% due 06/15/2023	100	103
3.400% due 08/15/2024 (d)	200	210
3.850% due 11/15/2023 (d)	100	105

Southern California Edison Co.
1.100% due 04/01/2024 (d)	1,000	1,007

Sprint Communications, Inc.
6.000% due 11/15/2022	300	318

Sprint Corp.
7.250% due 09/15/2021	1,100	1,119

Systems Energy Resources, Inc.
2.140% due 12/09/2025 (d)	1,700	1,720

Telstra Corp. Ltd.
3.125% due 04/07/2025 (d)	100	107

Trans-Allegheny Interstate Line Co.
3.850% due 06/01/2025	100	108

		11,076

Total Corporate Bonds & Notes (Cost $124,164)		125,906

MUNICIPAL BONDS & NOTES 0.9%

ILLINOIS 0.3%

Illinois State General Obligation Notes, Series 2020
5.375% due 05/01/2023	300	327

PENNSYLVANIA 0.6%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
0.306% (US0003M + 0.130%) due 10/25/2036 ~	712	703

Total Municipal Bonds & Notes (Cost $1,001)		1,030

U.S. GOVERNMENT AGENCIES 13.6%

Fannie Mae
0.875% due 12/18/2026 (d)	5,000	4,948
1.190% due 09/25/2022 •	3	3

Federal Home Loan Bank
0.900% due 02/26/2027 (d)	2,500	2,472
1.020% due 02/24/2027 (d)	4,000	3,973

52	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
1.000% due 09/15/2044		$2,433	$2,439
2.174% due 07/15/2035 •		1,596	1,614
4.073% due 01/15/2022 •		1	1

Ginnie Mae
0.543% due 10/20/2037 •		27	27
0.787% due 08/20/2061 •		2	2
0.907% due 05/20/2066 •		136	139

Total U.S. Government Agencies (Cost $15,709)			15,618

U.S. TREASURY OBLIGATIONS 68.1%

U.S. Treasury Notes
0.125% due 05/31/2023 (d)		78,300	78,138

Total U.S. Treasury Obligations (Cost $78,274)			78,138

NON-AGENCY MORTGAGE-BACKED SECURITIES 23.0%

AREIT Trust
2.744% due 04/15/2037 •		337	339

Avon Finance PLC
0.949% due 09/20/2048 •	GBP	814	1,130

Banc of America Funding Trust
2.809% due 09/20/2034 ~		$36	37

Bancorp Commercial Mortgage Trust
1.174% due 09/15/2036 •		61	61

Bear Stearns Adjustable Rate Mortgage Trust
2.216% due 04/25/2033 ~		20	21
2.302% due 01/25/2034 ~		5	6
2.786% due 11/25/2034 ~		21	21

Brass PLC
0.856% due 11/16/2066 •		88	89

BX Commercial Mortgage Trust
0.773% due 01/15/2034 •		1,200	1,204

BXMT Ltd.
1.524% due 03/15/2037 •		1,100	1,106

Citigroup Mortgage Loan Trust
2.530% due 10/25/2035 •		3	3

Countrywide Alternative Loan Trust
0.412% due 07/25/2036 •		33	38

Credit Suisse First Boston Mortgage Securities Corp.
2.736% due 06/25/2033 ~		10	10
6.500% due 04/25/2033		39	41

DROP Mortgage Trust
1.220% due 04/15/2026 •		1,500	1,508

Extended Stay America Trust
1.155% due 07/15/2038 •(a)		1,300	1,307

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GCAT
1.348% due 05/25/2066 «~		$1,000	$999
1.503% due 05/25/2066 «~		1,000	999

GCCFC Commercial Mortgage Trust
0.873% due 02/15/2038 •		200	200

Gemgarto PLC
0.639% due 12/16/2067 •	GBP	1,748	2,431

GSR Mortgage Loan Trust
1.999% due 08/25/2033 •		$54	53
2.924% due 09/25/2035 ~		3	3

Hawksmoor Mortgage Funding PLC
1.099% due 05/25/2053 •	GBP	747	1,038

Impac CMB Trust
0.732% due 03/25/2035 •		$227	222
1.092% due 07/25/2033 •		149	146

JP Morgan Chase Commercial Mortgage Securities Trust
1.523% due 12/15/2031 •		710	705

JP Morgan Mortgage Trust
2.453% due 02/25/2035 ~		1	1
2.490% due 02/25/2034 ~		23	24
2.497% due 04/25/2035 ~		62	67
2.568% due 06/25/2035 ~		8	9
2.944% due 09/25/2034 ~		5	6

Lanark Master Issuer PLC
0.920% due 12/22/2069 •		750	751

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ		819	822

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.553% due 06/15/2030 •		10	10
2.610% due 10/20/2029 •		9	9

Merrill Lynch Mortgage Investors Trust
0.552% due 04/25/2029 •		3	3
0.732% due 10/25/2028 •		2	2
2.809% due 02/25/2035 ~		77	78

MF1 Ltd.
1.262% due 12/25/2034 •		708	710

MF1 Multifamily Housing Mortgage Loan Trust
0.974% due 07/15/2036 •		1,100	1,102

MFA Trust
1.131% due 07/25/2060 ~		980	978
1.381% due 04/25/2065 ~		417	419

Morgan Stanley Mortgage Loan Trust
2.541% due 11/25/2034 ~		4	4

New Residential Mortgage Loan Trust
0.941% due 09/25/2058 ~		922	923
2.750% due 07/25/2059 ~		764	798
2.750% due 11/25/2059 ~		785	813
3.500% due 12/25/2057 ~		1,036	1,077

Pretium Mortgage Credit Partners LLC
1.992% due 02/25/2061 þ		600	599

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	53

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Prime Mortgage Trust
0.492% due 02/25/2034 •		$4	$4

Sequoia Mortgage Trust
0.793% due 10/19/2026 •		52	51
0.853% due 10/20/2027 •		6	6

Stratton Mortgage Funding PLC
0.948% due 07/20/2060 •	GBP	194	270

Structured Asset Mortgage Investments Trust
0.673% due 07/19/2034 •		$24	25
0.753% due 09/19/2032 •		6	6
5.176% due 06/25/2029 ~		3	3

Thornburg Mortgage Securities Trust
0.732% due 09/25/2043 •		4	4
2.178% due 04/25/2045 ~		12	12

Towd Point Mortgage Funding PLC
1.111% due 10/20/2051 •	GBP	323	449

Trinity Square PLC
0.000% due 07/15/2059 •		1,000	1,386

WaMu Mortgage Pass-Through Certificates Trust
0.632% due 12/25/2045 •		$116	118
0.672% due 10/25/2045 •		18	18
0.832% due 11/25/2034 •		43	42
0.892% due 06/25/2044 •		17	16
1.516% due 06/25/2042 •		4	4

Wells Fargo Commercial Mortgage Trust
0.923% due 12/13/2031 •		1,000	987

Total Non-Agency Mortgage-Backed Securities (Cost $26,073)			26,323

ASSET-BACKED SECURITIES 36.2%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040		697	701

American Money Management Corp. CLO Ltd.
1.166% due 04/14/2029 •		200	200

Amortizing Residential Collateral Trust
1.092% due 10/25/2034 •		173	173

Apidos CLO
0.000% due 07/17/2030 •		400	400

Assurant CLO Ltd.
1.141% due 10/20/2031 •		600	600

Bear Stearns Asset-Backed Securities Trust
0.892% due 10/27/2032 •		29	29
1.217% due 03/25/2035 •		1,000	996
1.292% due 01/25/2045 •		233	234

Blackrock European CLO DAC
0.620% due 10/15/2031 •	EUR	2,000	2,361

Carlyle Global Market Strategies Euro CLO
0.700% due 01/15/2031 •		800	949

Carlyle Global Market Strategies Euro CLO Ltd.
0.750% due 11/15/2031 •		700	826

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Carrington Mortgage Loan Trust
1.308% due 10/20/2029 •		$1,000	$1,001

Catamaran CLO Ltd.
1.280% due 01/18/2029 •		1,126	1,127

Chase Funding Trust
0.832% due 10/25/2032 •		53	53

Countrywide Asset-Backed Certificates Trust
0.572% due 05/25/2036 •		500	498

Delta Funding Home Equity Loan Trust
0.893% due 09/15/2029 •		5	5

Finance America Mortgage Loan Trust
0.917% due 08/25/2034 •		115	114

First Franklin Mortgage Loan Trust
0.412% due 04/25/2036 •		1,092	1,066

FirstKey Homes Trust
1.266% due 10/19/2037		499	499

Ford Auto Securitization Trust
0.887% due 08/15/2024	CAD	2,100	1,699

GSAMP Trust
0.612% due 06/25/2036 •		$764	749

Halcyon Loan Advisors Funding Ltd.
1.108% due 04/20/2027 •		125	125

Harvest CLO DAC
1.040% due 07/15/2031	EUR	400	475

HERA Commercial Mortgage Ltd.
1.133% due 02/18/2038 •		$900	899

Jamestown CLO Ltd.
1.358% due 10/20/2028 •		1,025	1,026

Jubilee CLO BV
0.610% due 04/15/2030 •	EUR	1,200	1,423

LCM LP
0.000% due 04/20/2031 •		$250	250
1.228% due 10/20/2027 •		173	173

MF1 Ltd.
1.824% due 11/15/2035 •		600	605

MidOcean Credit CLO
0.000% due 01/29/2030 •		1,500	1,499

Navient Private Education Refi Loan Trust
1.170% due 09/16/2069		1,014	1,019
1.690% due 05/15/2069		1,491	1,516

New Century Home Equity Loan Trust
1.022% due 11/25/2034 •		685	675

NovaStar Mortgage Funding Trust
0.752% due 01/25/2036 •		1,046	1,041

Palmer Square Loan Funding Ltd.
0.955% due 02/20/2028 •		668	669
1.006% due 08/15/2026 •		250	250
1.076% due 10/24/2027 •		728	728

PFS Financing Corp.
0.930% due 08/15/2024		200	201

54	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RAAC Trust
0.642% due 01/25/2046 •		$770	$768

Residential Mortgage Loan Trust
1.592% due 09/25/2029 •		2	2

Securitized Asset-Backed Receivables LLC Trust
0.767% due 01/25/2035 •		366	356

Segovia European CLO
0.870% due 04/15/2030 •	EUR	700	831

SLM Student Loan Trust
0.669% due 12/15/2025 •		$174	174
0.926% due 04/25/2023 •		589	583
1.676% due 04/25/2023 •		354	357
1.876% due 07/25/2023 •		288	291

SMB Private Education Loan Trust
0.942% due 09/15/2054 •		5,000	5,055
1.073% due 06/15/2027 •		54	54

SoFi Professional Loan Program LLC
3.020% due 02/25/2040		116	120

SP-Static CLO Ltd.
1.584% due 07/22/2028 •		644	645

Towd Point Mortgage Trust
1.092% due 05/25/2058 •		808	815
1.092% due 10/25/2059 •		707	714
1.636% due 04/25/2060 ~		1,574	1,590
2.710% due 01/25/2060 ~		538	554
3.000% due 11/25/2059 ~		432	435

Venture CLO Ltd.
1.208% due 04/20/2029 •		874	874
1.288% due 01/20/2029 •		300	300

Zais CLO Ltd.
1.334% due 04/15/2028 •		132	133

Total Asset-Backed Securities (Cost $41,267)			41,505

SOVEREIGN ISSUES 2.3%

Export-Import Bank of India
1.149% (US0003M + 1.000%) due 08/21/2022 ~		250	251

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Israel Government International Bond
5.500% due 01/31/2022	ILS	7,600	$2,407

Total Sovereign Issues (Cost $2,619)			2,658

		SHARES
PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%

JPMorgan Chase & Co.
3.656% (US0003M + 3.470%) due 07/30/2021 ~(b)		440,000	442

Total Preferred Securities (Cost $440)			442

Total Investments in Securities (Cost $289,547)			291,620

INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III		11,189	110

Total Short-Term Instruments (Cost $110)			110

Total Investments in Affiliates (Cost $110)			110

Total Investments 254.4% (Cost $289,657)			$291,730

Financial Derivative Instruments (e)(f) 0.6% (Cost or Premiums, net $(1,443))			636

Other Assets and Liabilities, net (155.0)%			(177,711)

Net Assets 100.0%			$114,655

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	55

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(c)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Daimler Canada Finance, Inc.	3.300%	08/16/2022	10/16/2020	$699	$747	0.65%
Oracle Corp.	1.650	03/25/2026	03/22/2021	1,299	1,318	1.15
Wells Fargo & Co.	2.509	10/27/2023	10/14/2020	1,178	1,249	1.09
Wells Fargo & Co.	3.184	02/08/2024	10/06/2020	1,182	1,270	1.11

				$4,358	$4,584	4.00%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.250%	05/28/2021	TBD	(2)	$(3,070)	$(3,071)
BPS	0.250	06/24/2021	TBD	(2)	(3,061)	(3,061)
BRC	0.250	06/25/2021	TBD	(2)	(182)	(182)
FOB	0.250	04/15/2021	TBD	(2)	(15,564)	(15,572)
	0.250	05/14/2021	TBD	(2)	(923)	(923)
NOM	0.250	06/24/2021	TBD	(2)	(1,234)	(1,235)
SOG	0.240	06/25/2021	TBD	(2)	(14,326)	(14,326)
	0.320	10/13/2020	TBD	(2)	(687)	(688)
TDM	0.240	03/04/2021	TBD	(2)	(3,245)	(3,247)
	0.240	04/06/2021	TBD	(2)	(1,099)	(1,100)
	0.240	04/08/2021	TBD	(2)	(953)	(953)
	0.250	02/26/2021	TBD	(2)	(6,395)	(6,401)
	0.250	03/23/2021	TBD	(2)	(5,970)	(5,975)
	0.250	03/25/2021	TBD	(2)	(1,546)	(1,547)
	0.250	03/29/2021	TBD	(2)	(1,356)	(1,357)
	0.250	04/13/2021	TBD	(2)	(2,107)	(2,108)
	0.250	04/16/2021	TBD	(2)	(23,207)	(23,219)
	0.250	05/11/2021	TBD	(2)	(958)	(959)
UBS	0.250	03/22/2021	TBD	(2)	(1,026)	(1,027)
	0.250	06/25/2021	TBD	(2)	(4,940)	(4,940)
	0.400	06/23/2021	TBD	(2)	(1,771)	(1,771)

Total Reverse Repurchase Agreements						$(93,662)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(3)
BOS	0.060%	06/28/2021	07/06/2021	$(75,741)	$(75,742)
BPG	0.060	06/25/2021	07/02/2021	(798)	(798)
	0.080	06/30/2021	07/01/2021	(893)	(893)
	0.090	06/29/2021	07/06/2021	(8,187)	(8,186)
TDL	0.040	06/29/2021	07/01/2021	(1,596)	(1,596)

Total Sale-Buyback Transactions					$(87,215)

56	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(3,071)	$0	$(3,071)	$3,208	$137
BPS	0	(3,061)	0	(3,061)	3,192	131
BRC	0	(182)	0	(182)	194	12
FOB	0	(16,495)	0	(16,495)	17,505	1,010
NOM	0	(1,235)	0	(1,235)	1,301	66
SOG	0	(15,014)	0	(15,014)	15,809	795
TDM	0	(46,866)	0	(46,866)	49,249	2,383
UBS	0	(7,738)	0	(7,738)	8,579	841

Master Securities Forward Transaction Agreement
BOS	0	0	(75,742)	(75,742)	75,743	1
BPG	0	0	(9,877)	(9,877)	9,815	(62)
TDL	0	0	(1,596)	(1,596)	1,597	1

Total Borrowings and Other Financing Transactions	$0	$(93,662)	$(87,215)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(89,334)	$(89,334)
U.S. Treasury Obligations	0	0	0	(4,328)	(4,328)

Total	$0	$0	$0	$(93,662)	$(93,662)

Sale-Buyback Transactions
U.S. Treasury Obligations	(2,489)	(84,726)	0	0	(87,215)

Total	$(2,489)	$(84,726)	$0	$0	$(87,215)

Total Borrowings	$(2,489)	$(84,726)	$0	$(93,662)	$(180,877)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(180,877)

(d)	Securities with an aggregate market value of $186,233 have been pledged as collateral under the terms of the above master agreements as of June 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(103,036) at a weighted average interest rate of 0.228%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)	Payable for sale-buyback transactions includes $(1) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	57

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Canada Bankers’ Acceptance December Futures	12/2022	212	$42,241	$(21)	$0	$(6)
3-Month Canada Bankers’ Acceptance March Futures	03/2023	149	29,629	(71)	0	(5)

				$(92)	$0	$(11)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note September Futures	09/2021	116	$(25,557)	$(10)	$0	$(3)
U.S. Treasury 5-Year Note September Futures	09/2021	307	(37,893)	87	0	(19)
U.S. Treasury 10-Year Note September Futures	09/2021	38	(5,035)	(29)	0	(9)
U.S. Treasury 10-Year Ultra Long-Term Bond September Futures	09/2021	102	(15,015)	(216)	0	(55)

				$(168)	$0	$(86)

Total Futures Contracts				$(260)	$0	$(97)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.IG-35 5-Year Index	(1.000)%	Quarterly	12/20/2025	$600	$(15)	$0	$(15)	$0	$0
CDX.IG-36 5-Year Index	(1.000)	Quarterly	06/20/2026	55,000	(1,343)	(74)	(1,417)	0	(9)

					$(1,358)	$(74)	$(1,432)	$0	$(9)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	$7,400	$0	$(3)	$(3)	$0	$0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	5,700	0	(3)	(3)	0	0

					$0	$(6)	$(6)	$0	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	0.250%	Semi-Annual	06/16/2023	37,800	$12	$(57)	$(45)	$2	$0

Total Swap Agreements						$(1,346)	$(137)	(1,483)	$2	$(9)

58	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$2	$2	$0	$(97)	$(9)	$(106)

Cash of $1,892 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2021	$		3,237		AUD	4,299	$0	$(13)
	08/2021		AUD	4,299	$		3,238	13	0
BPS	07/2021			5,556			4,318	151	0
	07/2021	$		1,301		JPY	143,300	0	(11)
	08/2021			2,542			282,000	0	(2)
GLM	07/2021		GBP	4,906	$		6,936	149	0
JPM	07/2021		EUR	799			954	7	0
	07/2021	$		125		GBP	90	0	(1)
MYI	07/2021			2,407		AUD	3,182	0	(21)
	07/2021			1,266		JPY	138,700	0	(17)
	08/2021		AUD	3,182	$		2,408	21	0
	01/2022		ILS	8,019			2,454	0	(14)
SCX	07/2021		EUR	10,099			12,331	356	0
	08/2021			10,098			11,983	1	0
SSB	07/2021	$		970		EUR	800	0	(21)
	07/2021			6,656		GBP	4,816	7	0
	08/2021		GBP	4,816	$		6,656	0	(7)
TOR	07/2021		AUD	1,925			1,490	46	0
	07/2021		CAD	6,527			5,402	137	0
	08/2021			6,527			5,271	6	0

Total Forward Foreign Currency Contracts								$894	$(107)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	59

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC EUR versus USD	$1.380	07/06/2021	3,000	$0	$0
	Call - OTC EUR versus USD	1.380	07/14/2021	4,500	1	0
	Call - OTC EUR versus USD	1.350	07/22/2021	2,000	0	0

Total Purchased Options					$1	$0

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FBF	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750%	08/18/2021	14,200	$(14)	$(3)
GST	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	10/20/2021	8,500	(9)	(6)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	10/20/2021	22,100	(23)	(12)

						$(46)	$(21)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	$101.422	07/07/2021	600	$(3)	$(1)
GSC	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	101.227	07/07/2021	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 09/01/2051	99.023	09/07/2021	500	(3)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 09/01/2051	101.023	09/07/2021	500	(2)	(3)
JPM	Put - OTC Ginnie Mae, TBA 2.500% due 08/01/2051	102.234	08/12/2021	600	(2)	(1)
	Put - OTC Ginnie Mae, TBA 2.500% due 08/01/2051	102.297	08/12/2021	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 09/01/2051	101.313	09/07/2021	1,100	(3)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2051	102.047	07/07/2021	300	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2051	104.047	07/07/2021	200	0	0
SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	99.375	07/07/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	99.547	07/07/2021	300	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	100.219	07/07/2021	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	101.219	07/07/2021	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	101.227	07/07/2021	100	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	101.375	07/07/2021	100	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	101.422	07/07/2021	200	(1)	0

60	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	$101.547	07/07/2021	100	$0	$0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	101.641	07/07/2021	500	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	101.645	07/07/2021	500	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	101.766	07/07/2021	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	99.172	08/05/2021	300	(2)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	99.188	08/05/2021	300	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	99.406	08/05/2021	1,100	(5)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	99.688	08/05/2021	1,000	(3)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	99.938	08/05/2021	300	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	101.188	08/05/2021	300	0	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	101.406	08/05/2021	1,100	(3)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 09/01/2051	101.297	09/07/2021	300	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 09/01/2051	101.328	09/07/2021	500	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2051	102.164	07/07/2021	800	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2051	102.211	07/07/2021	1,100	(4)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	101.703	08/05/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	101.801	08/05/2021	200	(1)	0

					$(52)	$(26)

Total Written Options					$(98)	$(47)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$13	$0	$0	$13	$(13)	$0	$0	$(13)	$0	$0	$0
BPS	151	0	0	151	(13)	0	0	(13)	138	0	138
FAR	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
FBF	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
GLM	149	0	0	149	0	0	0	0	149	0	149
GSC	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)
GST	0	0	0	0	0	(18)	0	(18)	(18)	0	(18)
JPM	7	0	0	7	(1)	(6)	0	(7)	0	0	0
MYI	21	0	0	21	(52)	0	0	(52)	(31)	0	(31)
SAL	0	0	0	0	0	(14)	0	(14)	(14)	0	(14)
SCX	357	0	0	357	0	0	0	0	357	(280)	77

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	61

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
SSB	$7	$0	$0	$7	$(28)	$0	$0	$(28)	$(21)	$0	$(21)
TOR	189	0	0	189	0	0	0	0	189	0	189

Total Over the Counter	$894	$0	$0	$894	$(107)	$(47)	$0	$(154)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$2	$2

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$894	$0	$894

	$0	$0	$0	$894	$2	$896

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$97	$97
Swap Agreements	0	9	0	0	0	9

	$0	$9	$0	$0	$97	$106

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$107	$0	$107
Written Options	0	21	0	0	26	47

	$0	$21	$0	$107	$26	$154

	$0	$30	$0	$107	$123	$260

62	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,027	$1,027
Swap Agreements	0	(750)	0	0	(234)	(984)

	$0	$(750)	$0	$0	$793	$43

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,253)	$0	$(1,253)
Purchased Options	0	0	0	(1)	0	(1)
Written Options	0	0	0	0	95	95
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$(1,254)	$95	$(1,158)

	$0	$(749)	$0	$(1,254)	$888	$(1,115)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(347)	$(347)
Swap Agreements	0	589	0	0	177	766

	$0	$589	$0	$0	$(170)	$419

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,038	$0	$1,038
Written Options	0	26	0	0	11	37
Swap Agreements	0	(1)	0	0	0	(1)

	$0	$25	$0	$1,038	$11	$1,074

	$0	$614	$0	$1,038	$(159)	$1,493

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$68,259	$0	$68,259
Industrials	0	46,571	0	46,571
Utilities	0	11,076	0	11,076
Municipal Bonds & Notes
Illinois	0	327	0	327
Pennsylvania	0	703	0	703
U.S. Government Agencies	0	15,618	0	15,618
U.S. Treasury Obligations	0	78,138	0	78,138
Non-Agency Mortgage-Backed Securities	0	24,325	1,998	26,323
Asset-Backed Securities	0	41,505	0	41,505
Sovereign Issues	0	2,658	0	2,658
Preferred Securities
Banking & Finance	0	442	0	442

	$0	$289,622	$1,998	$291,620

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	63

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

(Unaudited)

June 30, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$110	$0	$0	$110
Total Investments	$110	$289,622	$1,998	$291,730

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2	0	2
Over the counter	0	894	0	894
	$0	$896	$0	$896

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(11)	(95)	0	(106)
Over the counter	0	(154)	0	(154)
	$(11)	$(249)	$0	$(260)
Total Financial Derivative Instruments	$(11)	$647	$0	$636
Totals	$99	$290,269	$1,998	$292,366

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended June 30, 2021:

Category and Subcategory	Beginning Balance at 12/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2021(1)
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$271	$2,000	$(266)	$0	$0	$(7)	$0	$0	$1,998	$(2)

	$271	$2,000	$(266)	$0	$0	$(7)	$0	$0	$1,998	$(2)

Financial Derivative Instruments - Liabilities
Over the counter	$(2)	$0	$2	$0	$0	$0	$0	$0	$0	$0

Totals	$269	$2,000	$(264)	$0	$0	$(7)	$0	$0	$1,998	$(2)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$1,998	Proxy Pricing	Base Price	99.998-100.000	99.999

Total	$1,998

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

64	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series M

(Unaudited)

June 30, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 147.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%

Castlelake LP
3.099% (LIBOR03M + 2.950%) due 05/13/2031 «~		$10,700	$10,735

Total Loan Participations and Assignments (Cost $10,683)			10,735

CORPORATE BONDS & NOTES 33.1%

BANKING & FINANCE 21.4%

Avolon Holdings Funding Ltd.
4.250% due 04/15/2026		4,600	4,989

Banco Santander Mexico S.A.
4.125% due 11/09/2022		26,100	27,157

Barclays Bank PLC
7.625% due 11/21/2022 (d)		1,342	1,464

Barclays PLC
3.375% due 04/02/2025 •	EUR	4,600	5,944
4.375% due 01/12/2026		$1,400	1,568
4.972% due 05/16/2029 •		3,100	3,633
6.375% due 12/15/2025 •(c)(d)	GBP	1,500	2,326
7.125% due 06/15/2025 •(c)(d)		200	317
7.250% due 03/15/2023 •(c)(d)		400	598
7.750% due 09/15/2023 •(c)(d)		$300	330
7.875% due 09/15/2022 •(c)(d)	GBP	1,600	2,378
8.000% due 06/15/2024 •(c)(d)		$3,800	4,325

BGC Partners, Inc.
5.375% due 07/24/2023		10,200	11,048

BPCE S.A.
4.625% due 07/11/2024		14,300	15,732

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		4,000	4,304

CI Financial Corp.
4.100% due 06/15/2051		5,000	5,235

Citigroup, Inc.
2.976% due 11/05/2030 •		15,000	15,909

Credit Suisse AG
6.500% due 08/08/2023 (d)		16,000	17,713

Credit Suisse Group AG
6.250% due 12/18/2024 •(c)(d)		1,300	1,427
7.125% due 07/29/2022 •(c)(d)		12,400	12,949

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 07/17/2023 •(c)(d)		$800	$872
7.500% due 12/11/2023 •(c)(d)		1,700	1,890

Crown Castle International Corp.
4.450% due 02/15/2026		8,000	9,048

CyrusOne LP
1.450% due 01/22/2027	EUR	7,500	9,075

Deutsche Bank AG
1.000% due 11/19/2025 •		3,200	3,875
3.961% due 11/26/2025 •		$9,000	9,736
4.250% due 10/14/2021		800	809
5.625% due 05/19/2031 •	EUR	900	1,265

Discover Financial Services
4.500% due 01/30/2026		$4,500	5,088

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		4,000	4,607

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		4,300	4,421
3.810% due 01/09/2024		1,000	1,048

FS KKR Capital Corp.
2.625% due 01/15/2027		9,000	8,909

General Motors Financial Co., Inc.
3.950% due 04/13/2024		1,000	1,076

Goldman Sachs Group, Inc.
3.691% due 06/05/2028 •		4,500	4,972

HSBC Holdings PLC
2.099% due 06/04/2026 •		6,000	6,170
4.583% due 06/19/2029 •		3,400	3,932
6.000% due 05/22/2027 •(c)(d)		1,000	1,112

ING Groep NV
4.625% due 01/06/2026		5,200	5,937

Liberty Mutual Group, Inc.
4.300% due 02/01/2061		4,000	3,671

Lloyds Banking Group PLC
2.907% due 11/07/2023 •		6,400	6,601
7.500% due 09/27/2025 •(c)(d)		6,000	7,035

Massachusetts Mutual Life Insurance Co.
5.077% due 02/15/2069 •		4,500	5,589

Morgan Stanley
7.500% due 04/02/2032 þ(e)		8,000	6,493

Natwest Group PLC
4.800% due 04/05/2026		2,000	2,291

Ohio National Financial Services, Inc.
5.550% due 01/24/2030		6,300	7,200

Owl Rock Capital Corp.
2.875% due 06/11/2028		9,700	9,642

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		282	295

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	65

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Piper Jaffray Cos.
4.740% due 10/15/2021		$4,000	$4,020

Sabra Health Care LP
3.900% due 10/15/2029		4,600	4,870

Santander Holdings USA, Inc.
3.244% due 10/05/2026		2,000	2,140

Santander UK Group Holdings PLC
3.373% due 01/05/2024 •		1,000	1,041

Service Properties Trust
5.000% due 08/15/2022		8,500	8,606

Societe Generale S.A.
7.875% due 12/18/2023 •(c)(d)		300	336

Teachers Insurance & Annuity Association of America
3.300% due 05/15/2050		5,000	5,170

Tesco Property Finance PLC
5.661% due 10/13/2041	GBP	98	182
5.744% due 04/13/2040		617	1,146
5.801% due 10/13/2040		674	1,252

UBS AG
5.125% due 05/15/2024 (d)		$4,700	5,192
7.625% due 08/17/2022 (d)		14,600	15,710

UBS Group AG
5.750% due 02/19/2022 •(c)(d)	EUR	1,600	1,959

UniCredit SpA
7.830% due 12/04/2023		$8,500	9,854

VEREIT Operating Partnership LP
4.875% due 06/01/2026		1,000	1,154

Volkswagen Bank GmbH
2.500% due 07/31/2026	EUR	4,000	5,279

Wells Fargo & Co.
3.584% due 05/22/2028 •		$600	661
4.100% due 06/03/2026		400	450
4.150% due 01/24/2029		1,600	1,845

			342,872

INDUSTRIALS 9.6%

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		3,363	3,730

American Airlines Pass-Through Trust
3.150% due 08/15/2033		5,675	5,866
3.375% due 11/01/2028		5,473	5,449
3.500% due 08/15/2033		568	551
4.000% due 01/15/2027		1,211	1,180
4.950% due 07/15/2024		2,111	2,143

Atlantia SpA
1.875% due 02/12/2028	EUR	400	489

Bacardi Ltd.
4.700% due 05/15/2028		$1,000	1,166
5.150% due 05/15/2038		2,600	3,225

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bowdoin College
4.693% due 07/01/2112		$6,600	$8,635

Charter Communications Operating LLC
4.908% due 07/23/2025		100	113

Citrix Systems, Inc.
4.500% due 12/01/2027		3,100	3,516

Conagra Brands, Inc.
4.850% due 11/01/2028		100	119

CVS Pass-Through Trust
7.507% due 01/10/2032		5,292	6,707

DAE Funding LLC
5.250% due 11/15/2021		6,200	6,254

Dell International LLC
6.020% due 06/15/2026		8,700	10,449
6.100% due 07/15/2027		900	1,104
6.200% due 07/15/2030		1,300	1,673

ELO SACA
3.250% due 07/23/2027	EUR	800	1,101

Energy Transfer LP
4.200% due 04/15/2027		$300	332

Flex Intermediate Holdco LLC
3.363% due 06/30/2031		2,800	2,840
4.317% due 12/30/2039		2,800	2,856

KB Home
4.000% due 06/15/2031		7,000	7,070

Kinder Morgan, Inc.
7.750% due 01/15/2032		2,200	3,159

Marvell Technology, Inc.
4.875% due 06/22/2028		6,650	7,694

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		5,950	6,208
4.810% due 09/17/2030		2,300	2,599

Odebrecht Oil & Gas Finance Ltd.
0.000% due 08/02/2021 (b)(c)		46	1

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028		1,700	1,858

Petroleos Mexicanos
5.500% due 02/24/2025	EUR	13,000	16,915

Prosus NV
3.680% due 01/21/2030		$5,500	5,883

Rolls-Royce PLC
0.875% due 05/09/2024	EUR	700	819
1.625% due 05/09/2028		100	111
3.375% due 06/18/2026	GBP	100	139
3.625% due 10/14/2025		$1,800	1,826
4.625% due 02/16/2026	EUR	200	259
5.750% due 10/15/2027	GBP	200	304

Sabine Pass Liquefaction LLC
5.750% due 05/15/2024		$8,300	9,319
6.250% due 03/15/2022		5,400	5,540

66	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030		$3,800	$3,946

Teva Pharmaceutical Finance Netherlands BV
1.250% due 03/31/2023	EUR	1,125	1,307

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		$3,818	3,583

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024		2,500	2,711

Yara International ASA
3.148% due 06/04/2030		2,000	2,143

			152,892

UTILITIES 2.1%

AT&T, Inc.
3.650% due 06/01/2051		10,000	10,408
5.500% due 03/15/2027	GBP	4,600	7,806

IPALCO Enterprises, Inc.
4.250% due 05/01/2030		$2,600	2,928

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		2	2

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(a)		97	50

Pacific Gas & Electric Co.
3.150% due 01/01/2026		3,200	3,303
3.400% due 08/15/2024		1,000	1,050
3.450% due 07/01/2025		1,300	1,364
3.500% due 06/15/2025		1,100	1,154
4.500% due 07/01/2040		1,500	1,503
4.550% due 07/01/2030		1,300	1,392
4.750% due 02/15/2044		3,000	3,043

			34,003

Total Corporate Bonds & Notes (Cost $503,556)			529,767

MUNICIPAL BONDS & NOTES 4.3%

CALIFORNIA 0.7%

Newport Beach, California Certificates of Participation Bonds, (BABs), Series 2010
7.168% due 07/01/2040		3,500	5,278

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2020
3.706% due 05/15/2120		4,800	5,198

			10,476

ILLINOIS 0.1%

Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029		1,100	1,358

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 0.4%

Rutgers The State University of New Jersey Revenue Bonds, Series 2019
3.915% due 05/01/2119	$5,800	$6,642

NEW YORK 0.8%

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
3.960% due 08/01/2032	4,420	5,002

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
3.287% due 08/01/2069	8,000	8,463

		13,465

OHIO 0.1%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.734% due 02/15/2033	900	1,352

PENNSYLVANIA 0.7%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	600	858

State Public School Building Authority, Pennsylvania Revenue Bonds, Series 2011
5.426% due 09/15/2026	8,500	10,194

		11,052

TEXAS 0.0%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	555	560

VIRGINIA 1.5%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	17,910	18,821

University of Virginia Revenue Bonds, Series 2019
3.227% due 09/01/2119	5,600	5,414

		24,235

Total Municipal Bonds & Notes (Cost $59,809)		69,140

U.S. GOVERNMENT AGENCIES 25.6%

Fannie Mae
1.961% due 12/01/2034 •	30	31
1.973% due 11/01/2032 •	5	6

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	67

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.123% due 10/01/2032 •	$1	$1
2.215% due 09/01/2032 •	6	6
2.220% due 09/01/2027 •	22	22
2.251% due 05/01/2033 •	25	26
2.295% due 05/01/2028 •	1	1
2.300% due 10/01/2034 •	37	37
2.315% due 01/01/2033 •	13	14
4.140% due 03/25/2041 ~	8	8
4.211% due 05/25/2042 ~	8	9
6.500% due 07/18/2027	11	12

Freddie Mac
0.523% due 08/15/2029 - 12/15/2031 •	14	14
0.573% due 09/15/2030 •	3	3
0.623% due 03/15/2032 •	3	3
0.723% due 02/15/2024 •	143	143
1.223% due 09/15/2022 •	2	2
1.423% due 08/15/2023 •	1	1
2.374% due 02/01/2033 •	14	14
2.375% due 08/01/2029 - 10/01/2032 •	27	27
2.455% due 08/01/2032 •	17	17
2.536% due 02/01/2029 •	14	14
2.625% due 10/01/2032 •	44	44
4.000% due 11/01/2047	17	19
6.000% due 12/15/2028	100	113
6.500% due 12/15/2023	1	1
7.000% due 04/01/2029 - 03/01/2030	6	7
7.500% due 08/15/2030	19	23

Ginnie Mae
2.000% (H15T1Y + 1.500%) due 01/20/2022 - 01/20/2026 ~	7	6
2.000% due 01/20/2027 - 03/20/2032 •	54	56
2.125% (H15T1Y + 1.500%) due 11/20/2023 - 10/20/2026 ~	12	13
2.125% due 10/20/2027 •	3	3
2.250% (H15T1Y + 1.500%) due 07/20/2021 - 08/20/2026 ~	4	5
2.250% due 07/20/2027 - 07/20/2029 •	23	22
2.875% (H15T1Y + 1.500%) due 04/20/2022 - 06/20/2026 ~	20	20
2.875% due 04/20/2027 - 06/20/2032 •	24	25
3.000% (H15T1Y + 1.500%) due 08/20/2025 ~	23	23
3.375% (H15T1Y + 2.000%) due 06/20/2022 ~	1	1

Ginnie Mae, TBA
2.500% due 07/01/2051 - 08/01/2051	350,900	362,631

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security
3.000% due 01/01/2046	$121	$128
3.500% due 05/01/2047	182	195
4.000% due 12/01/2044 - 03/01/2049	38	41
6.000% due 09/01/2022 - 12/01/2023	16	17
6.500% due 12/01/2028	1	1

Uniform Mortgage-Backed Security, TBA
2.000% due 08/01/2036	1,100	1,133
4.000% due 07/01/2051	42,000	44,727

Vendee Mortgage Trust
6.500% due 09/15/2024	118	127

Total U.S. Government Agencies (Cost $409,614)		409,792

U.S. TREASURY OBLIGATIONS 25.4%

U.S. Treasury Bonds
1.250% due 05/15/2050 (h)	8,400	6,862
1.375% due 08/15/2050 (f)	14,200	11,975

U.S. Treasury Notes
0.625% due 08/15/2030 (f)	127,800	119,084
0.875% due 11/15/2030 (f)(h)(j)	15,000	14,266
1.125% due 02/29/2028 (f)(h)	77,200	76,983
1.125% due 02/15/2031 (f)	49,500	48,061
1.250% due 03/31/2028 (f)(h)	127,700	128,224

Total U.S. Treasury Obligations (Cost $413,806)		405,455

NON-AGENCY MORTGAGE-BACKED SECURITIES 17.9%

Adjustable Rate Mortgage Trust
2.699% due 01/25/2036 ^~	23	22
2.846% due 11/25/2035 ^~	89	79
3.078% due 02/25/2036 ^~	107	86

American Home Mortgage Assets Trust
0.302% due 10/25/2046 •	438	290
0.472% due 09/25/2046 ^•	461	448
1.036% due 11/25/2046 •	525	226

Banc of America Alternative Loan Trust
6.000% due 07/25/2046 ^	101	98

Banc of America Funding Trust
0.232% due 08/27/2036 ~	7,781	7,334
0.302% due 04/25/2037 ^•	86	82
0.473% due 10/20/2036 •	102	86
0.492% due 05/25/2037 ^•	77	71
0.693% due 05/20/2047 •	41	41
2.707% due 02/20/2036 ~	194	194
2.712% due 04/20/2035 ^~	81	78

68	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.953% due 09/20/2046 ^~	$53	$51
3.030% due 09/20/2047 ^~	91	81
5.500% due 03/25/2036 ^	11	11
5.831% due 04/25/2037 ~	549	553

Banc of America Mortgage Trust
2.458% due 02/25/2034 ~	101	104
2.882% due 05/25/2035 ^~	355	357
2.982% due 07/25/2035 ^~	10	10
5.500% due 09/25/2035 ^	212	210
5.500% due 05/25/2037 ^	95	85

BCAP LLC Trust
0.392% due 05/25/2047 ^•	45	45
0.499% due 07/26/2036 ~	15	15
0.532% due 05/25/2047 ^•	288	300
0.592% due 05/26/2035 •	3	3
0.967% due 11/26/2046 •	39	39
1.292% due 10/25/2047 •	12,651	11,885
1.392% due 09/25/2047 •	75	74
2.592% due 07/26/2036 ~	40	41
3.252% due 03/26/2037 ~	75	66
3.283% due 03/27/2037 ~	288	251
3.293% due 07/26/2036 ~	20	19

Bear Stearns Adjustable Rate Mortgage Trust
2.229% due 06/25/2035 ^~	9	9
2.234% due 12/25/2046 ^•	528	473
2.410% due 10/25/2035 •	262	268
2.579% due 05/25/2034 ~	26	25
2.696% due 02/25/2034 ~	42	43
2.742% due 01/25/2034 ~	44	45
2.773% due 10/25/2035 ~	40	41
2.855% due 03/25/2035 ~	43	42
2.865% due 01/25/2035 ~	8	8
3.111% due 11/25/2034 ~	49	50
3.129% due 02/25/2036 ^~	56	56
3.156% due 05/25/2047 ^~	140	140
3.554% due 08/25/2035 ~	19	18

Bear Stearns ALT-A Trust
0.532% due 04/25/2036 ^•	102	132
2.624% due 05/25/2035 ~	59	61
2.630% due 06/25/2034 ~	1,604	1,455
2.827% due 02/25/2036 ^~	28	28
2.929% due 02/25/2036 ^~	292	247
2.934% due 01/25/2036 ~	3,870	3,776
3.088% due 08/25/2036 ^~	301	258
3.122% due 05/25/2036 ^~	426	290
3.344% due 11/25/2036 ^~	92	64
4.420% due 07/25/2035 ^~	455	390

Bear Stearns Mortgage Funding Trust
0.282% due 01/25/2037 •	69	64

Bear Stearns Mortgage Securities, Inc.
6.281% due 03/25/2031 ~	2	2

Bear Stearns Structured Products, Inc. Trust
3.227% due 01/26/2036 ^~	507	435

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Benchmark Mortgage Trust
2.952% due 08/15/2057		$4,565	$4,909

Bruegel DAC
0.800% due 05/22/2031 •	EUR	5,600	6,641

Cascade Funding Mortgage Trust
2.800% due 06/25/2069 ~		$2,933	2,999

Chase Mortgage Finance Trust
3.067% due 03/25/2037 ^~		52	52
3.132% due 03/25/2037 ^~		29	29
3.206% due 09/25/2036 ^~		950	868
6.000% due 05/25/2037 ^		110	76

ChaseFlex Trust
0.392% due 07/25/2037 •		157	145
5.000% due 07/25/2037 ^		84	60

ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates Trust
4.152% due 08/25/2037 ^þ		30	29

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.322% due 10/25/2035 •		1,037	1,035

Citigroup Mortgage Loan Trust
0.532% due 01/25/2037 •		2,438	2,287
2.224% due 09/25/2037 ~		52	53
2.520% due 11/25/2035 •		33	33
2.530% due 10/25/2035 •		60	61
2.625% due 10/25/2046 ^~		140	138
2.996% due 08/25/2035 ~		10	11
3.065% due 07/25/2037 ^~		624	603
3.228% due 09/25/2059 þ		7,321	7,354
3.234% due 09/25/2037 ^~		334	331
3.252% due 03/25/2037 ^~		52	49
3.258% due 04/25/2066 ~		161	162
5.500% due 12/25/2035		138	102
6.250% due 11/25/2037 ~		102	67

Citigroup Mortgage Loan Trust, Inc.
2.911% due 12/25/2035 ^~		87	61
3.029% due 08/25/2035 ~		511	538

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^		6,113	6,141
6.000% due 06/25/2037		3,817	3,834
6.500% due 06/25/2037 ^		104	106

Community Program Loan Trust
4.500% due 04/01/2029		34	34

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~		110	76

Countrywide Alternative Loan Trust
0.232% due 08/25/2037 •		477	469
0.262% due 01/25/2037 ^•		1	3
0.272% due 05/25/2047 •		896	857
0.273% due 02/20/2047 ^•		1,106	867
0.282% due 07/25/2046 ^•		62	58
0.432% due 11/25/2036 •		2	0
0.442% due 11/25/2036 •		5,221	5,147

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	69

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.452% due 11/25/2036 •	$57	$61
0.472% due 09/25/2046 ^•	289	281
0.513% due 07/20/2046 ^•	35	28
0.532% due 05/25/2035 •	1,342	1,250
0.592% due 05/25/2035 ^•	2,006	1,824
0.592% due 06/25/2035 •	88	82
0.612% due 07/25/2035 •	90	89
0.612% due 12/25/2035 •	615	582
0.712% due 08/25/2035 ^•	126	115
0.712% due 10/25/2035 •	28	24
1.116% due 02/25/2036 •	354	337
1.366% due 11/25/2047 ^•	690	631
1.496% due 11/25/2047 ^•	1,918	1,765
1.552% due 11/25/2035 •	829	826
2.871% due 11/25/2035 ^~	70	67
2.898% due 05/25/2036 ~	24	20
3.235% due 08/25/2035 ~	148	145
3.288% due 06/25/2037 ^~	102	94
5.500% due 11/25/2035	92	74
5.500% due 02/25/2036 ^	58	47
5.750% due 03/25/2037 ^•	104	82
5.750% due 07/25/2037 ^	16	13
5.750% due 04/25/2047 ^	113	91
6.000% due 12/25/2034	56	55
6.000% due 03/25/2036 ^	177	122
6.000% due 08/25/2036 ^	552	449
6.000% due 08/25/2036 ^•	57	46
6.000% due 02/25/2037 ^	446	291
6.000% due 04/25/2037	9,923	10,002
6.000% due 04/25/2037 ^	72	57
6.000% due 05/25/2037 ^	362	236
6.000% due 08/25/2037 ^•	386	280
6.250% due 11/25/2036 ^	75	68
6.500% due 05/25/2036 ^	1,422	1,028
6.500% due 12/25/2036 ^	66	43
6.500% due 08/25/2037 ^	356	218
19.548% due 07/25/2035 •	33	39

Countrywide Home Loan Mortgage Pass-Through Trust
0.432% due 03/25/2036 •	133	85
0.552% due 05/25/2035 •	61	54
0.632% due 02/25/2035 •	11	11
0.712% due 03/25/2035 •	197	191
0.832% due 02/25/2035 •	250	234
0.872% due 02/25/2035 •	212	198
2.195% due 02/20/2036 ^•	20	18
2.343% due 10/20/2035 ~	12	12
2.454% due 06/25/2034 ~	546	554
2.575% due 04/25/2035 ^~	34	4
2.620% due 08/25/2034 ~	2,836	2,913
2.800% due 11/25/2034 ~	51	52
2.808% due 01/25/2036 ^~	52	50
2.871% due 05/20/2036 ^~	108	111
2.890% due 08/25/2034 ^~	28	27
3.114% due 05/20/2036 ~	42	42
3.125% due 11/25/2037 ~	129	122

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.327% due 02/20/2036 ~		$159	$161
5.500% due 07/25/2037 ^		280	191
5.750% due 12/25/2035 ^		72	52
6.000% due 02/25/2037 ^		279	205
6.000% due 03/25/2037 ^		101	73
6.000% due 07/25/2037		172	111
6.500% due 11/25/2036 ^		725	465

Countrywide Home Loan Reperforming REMIC Trust
6.000% due 03/25/2035 ^		52	53

Credit Suisse First Boston Mortgage Securities Corp.
0.714% due 03/25/2032 ~		11	11
1.242% due 09/25/2034 ^•		49	54

Credit Suisse Mortgage Capital Certificates
2.561% due 04/26/2038 ~		302	303
3.324% due 04/28/2037 ~		258	264

Credit Suisse Mortgage Capital Trust
1.796% due 12/27/2060 ~		4,434	4,445

Deephaven Residential Mortgage Trust
0.899% due 04/25/2066 ~		6,272	6,272

Deutsche ALT-A Securities, Inc.
0.392% due 04/25/2037 •		254	181

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.252% due 01/25/2047 •		23	26
0.282% due 08/25/2047 •		263	253

Deutsche Mortgage & Asset Receiving Corp.
0.537% due 11/27/2036 •		157	156

Downey Savings & Loan Association Mortgage Loan Trust
0.733% due 07/19/2045 ^•		5	1

Eurosail PLC
1.034% due 06/13/2045 •	GBP	916	1,270
1.034% due 06/13/2045 •		2,253	3,123

First Horizon Alternative Mortgage Securities Trust
2.383% due 04/25/2036 ^~		$82	77
2.690% due 01/25/2036 ^~		169	117

First Horizon Mortgage Pass-Through Trust
3.144% due 11/25/2037 ^~		42	41

GMAC Mortgage Corp. Loan Trust
3.317% due 11/19/2035 ^~		99	98

GreenPoint Mortgage Funding Trust
0.292% due 12/25/2046 ^•		268	258
0.492% due 05/25/2037 •		2,364	2,359

GS Mortgage Securities Trust
3.722% due 10/10/2049 ~		5,000	4,955

GSC Capital Corp. Mortgage Trust
0.452% due 05/25/2036 ^•		88	87

GSR Mortgage Loan Trust
2.635% due 04/25/2035 ~		21	21
2.696% due 11/25/2035 ~		101	71
2.924% due 09/25/2035 ~		121	124
2.962% due 09/25/2035 ~		43	43
3.052% due 04/25/2035 ~		34	34

70	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.404% due 09/25/2034 ~	$50	$52

HarborView Mortgage Loan Trust
0.283% due 01/19/2038 •	34	33
0.298% due 12/19/2036 •	5,824	5,477
0.333% due 12/19/2036 ^•	3,907	3,840
0.343% due 01/19/2038 ^•	26	26
0.533% due 05/19/2035 •	1,674	1,617
0.593% due 01/19/2036 •	101	74
0.719% due 07/19/2045 •	33	33
0.773% due 01/19/2035 •	30	31
2.655% due 12/19/2035 ^~	44	42
3.020% due 12/19/2035 ^~	90	61
3.655% due 06/19/2036 ^~	155	100

HomeBanc Mortgage Trust
0.452% due 12/25/2036 •	32	32

Impac Secured Assets Trust
0.242% due 11/25/2036 •	360	342

IndyMac Mortgage Loan Trust
0.272% due 07/25/2047 •	243	194
0.282% due 09/25/2046 •	104	97
0.652% due 03/25/2035 •	72	70
0.692% due 11/25/2035 ^•	152	108
2.644% due 06/25/2037 ^~	72	68
2.789% due 10/25/2035 ~	607	527
2.836% due 11/25/2035 ^~	110	108
2.959% due 06/25/2036 ~	4,325	3,656
2.969% due 06/25/2036 ~	847	846
2.979% due 09/25/2035 ^~	68	65
2.986% due 08/25/2035 ~	705	654
2.994% due 08/25/2036 ~	1,772	1,683
3.042% due 06/25/2035 ^~	25	25

JP Morgan Alternative Loan Trust
0.412% due 10/25/2036 •	4,212	4,169
0.590% due 06/27/2037 •	2,144	1,727
2.716% due 12/25/2036 ~	8	8

JP Morgan Mortgage Trust
2.480% due 09/25/2034 ~	107	111
2.497% due 04/25/2035 ~	9	10
2.577% due 07/25/2035 ~	195	200
2.633% due 06/25/2037 ^~	96	80
2.777% due 04/25/2035 ~	8	9
2.830% due 01/25/2037 ^~	12	11
2.905% due 11/25/2035 ^~	64	60
2.913% due 11/25/2035 ^~	42	41
3.179% due 07/25/2035 ~	144	150
6.000% due 01/25/2036 ^	109	77

Lavender Trust
6.250% due 10/26/2036	242	175

Legacy Mortgage Asset Trust
1.750% due 07/25/2061 þ	2,375	2,371
3.000% due 06/25/2059 þ	2,620	2,630

Lehman Mortgage Trust
5.049% due 12/25/2035 ~	176	56
5.140% due 01/25/2036 ^~	81	83

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 07/25/2036 ^	$65	$46

Lehman XS Trust
0.282% due 11/25/2046 •	11,023	10,444
0.332% due 11/25/2046 ^•	11	10
0.362% due 02/25/2036 •	5,144	5,025
0.492% due 08/25/2046 ^•	45	44
0.552% due 04/25/2046 ^•	23	24

Luminent Mortgage Trust
0.262% due 12/25/2036 •	571	536
0.492% due 10/25/2046 •	145	141

MASTR Adjustable Rate Mortgages Trust
0.572% due 05/25/2037 •	103	59

MASTR Reperforming Loan Trust
7.000% due 05/25/2035	859	785
8.000% due 07/25/2035	809	788

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.610% due 10/20/2029 •	29	30

Merrill Lynch Alternative Note Asset Trust
0.252% due 01/25/2037 •	121	52
0.392% due 03/25/2037 •	860	334
6.000% due 05/25/2037 ^	149	144

Merrill Lynch Mortgage Investors Trust
0.552% due 04/25/2029 •	23	23
0.752% due 09/25/2029 •	25	25
0.752% due 11/25/2029 •	40	40
1.159% due 07/25/2029 •	22	22
2.038% due 02/25/2036 ~	27	29
2.653% due 11/25/2035 •	42	43
6.250% due 10/25/2036	1,567	1,034

Morgan Stanley Capital Trust
2.509% due 04/05/2042 ~	5,000	5,161

Morgan Stanley Dean Witter Capital, Inc. Trust
1.585% due 03/25/2033 ~	41	41

Morgan Stanley Mortgage Loan Trust
0.412% due 01/25/2035 •	22	22
2.208% due 06/25/2036 ~	36	38
2.793% due 07/25/2035 ~	1,616	1,562
6.000% due 10/25/2037 ^	71	55

Morgan Stanley Re-REMIC Trust
0.611% due 03/26/2037 þ	78	77
0.648% due 02/26/2037 •	147	140
5.500% due 10/26/2035 ~	7,417	6,477

Morgan Stanley Resecuritization Trust
0.712% due 01/26/2051 •	12	12

NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034 ^	371	382

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.240% due 02/25/2036 ^~	354	315

Nomura Resecuritization Trust
6.500% due 10/26/2037	5,827	4,206

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	71

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pretium Mortgage Credit Partners LLC
2.240% due 09/27/2060 þ		$2,537	$2,539

RBSSP Resecuritization Trust
0.342% due 02/26/2037 •		264	266

Residential Accredit Loans, Inc. Trust
0.262% due 12/25/2036 •		253	252
0.342% due 08/25/2037 •		214	203
0.392% due 08/25/2035 •		111	96
0.492% due 05/25/2047 •		85	83
0.512% due 06/25/2037 •		82	76
0.892% due 10/25/2045 •		76	66
3.544% due 02/25/2035 ^~		199	173
5.071% due 02/25/2036 ^~		100	87
6.000% due 09/25/2035		920	900
6.000% due 06/25/2036		3,601	3,457
8.000% due 04/25/2036 ^•		92	88

Residential Asset Securitization Trust
6.000% due 06/25/2036		176	113
6.000% due 11/25/2036 ^		127	70
6.000% due 03/25/2037 ^		103	58
6.250% due 11/25/2036 ^		87	50
6.500% due 04/25/2037 ^		1,134	485

Residential Funding Mortgage Securities, Inc. Trust
4.059% due 03/25/2035 ^~		1,081	726
6.000% due 09/25/2036 ^		148	141

Stratton Mortgage Funding PLC
0.948% due 07/20/2060 •	GBP	16,823	23,364

Structured Adjustable Rate Mortgage Loan Trust
0.412% due 10/25/2035 •		$905	897
0.827% due 06/25/2034 •		333	322
1.516% due 05/25/2035 ^•		289	245
2.676% due 10/25/2034 ~		25	26
2.909% due 02/25/2036 ^~		214	199
2.982% due 10/25/2036 ^~		101	75
3.156% due 09/25/2036 ^~		2,585	2,280
3.196% due 07/25/2037 ^~		4	3

Structured Asset Mortgage Investments Trust
0.272% due 09/25/2047 •		51	52
0.282% due 09/25/2047 •		714	684
0.302% due 09/25/2047 ^•		1,030	1,128
0.352% due 03/25/2037 •		88	37
0.472% due 06/25/2036 •		4,195	4,241
0.472% due 07/25/2046 ^•		405	354
0.492% due 05/25/2036 •		568	555
0.532% due 05/25/2046 •		875	459
0.612% due 05/25/2046 ^•		5	2
0.793% due 03/19/2034 •		192	191
0.793% due 02/19/2035 •		97	96
0.833% due 12/19/2033 •		212	215
1.979% due 02/25/2036 ^•		471	466

SunTrust Adjustable Rate Mortgage Loan Trust
2.178% due 02/25/2037 ^~		152	143

SunTrust Alternative Loan Trust
6.000% due 12/25/2035		322	321

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TBW Mortgage-Backed Trust
5.965% due 07/25/2037 ~		$3,320	$1,617

Thornburg Mortgage Securities Trust
0.732% due 09/25/2043 •		147	150
0.832% due 09/25/2034 •		22	22
2.224% due 09/25/2037 ~		36	36

Towd Point Mortgage Funding
1.249% due 02/20/2054 •	GBP	13,223	18,412

VOLT LLC
2.116% due 04/25/2051 þ		$1,952	1,954

Wachovia Mortgage Loan Trust LLC
2.477% due 10/20/2035 ~		26	19

WaMu Mortgage Pass-Through Certificates Trust
0.632% due 12/25/2045 •		4	5
0.732% due 01/25/2045 •		141	140
0.816% due 02/25/2047 ^•		1,543	1,476
0.832% due 11/25/2034 •		133	128
0.866% due 06/25/2047 ^•		41	11
0.872% due 10/25/2044 •		587	579
0.912% due 11/25/2045 •		145	142
0.926% due 07/25/2047 •		11,945	10,850
1.072% due 11/25/2034 •		366	353
1.116% due 08/25/2046 •		850	850
1.316% due 11/25/2042 •		15	15
1.843% due 11/25/2046 •		177	174
2.911% due 08/25/2033 ~		152	158
3.050% due 12/25/2036 ^~		861	864
3.103% due 12/25/2036 ^~		96	93
3.181% due 08/25/2036 ^~		83	80

Washington Mutual Mortgage Pass-Through Certificates Trust
0.542% due 05/25/2035 ^•		290	245
0.816% due 04/25/2047 •		300	266
0.886% due 04/25/2047 •		439	390
4.146% due 09/25/2036 ^þ		138	58

Wells Fargo Alternative Loan Trust
2.705% due 07/25/2037 ^~		43	40

Wells Fargo Mortgage-Backed Securities Trust
2.781% due 10/25/2036 ^~		235	231
6.000% due 06/25/2037 ^		46	47

Total Non-Agency Mortgage-Backed Securities (Cost $277,524)			285,819

72	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 37.9%

Aames Mortgage Investment Trust
0.872% due 10/25/2035 •		$200	$200
1.292% due 06/25/2035 •		696	699

AASET Trust
3.967% due 05/16/2042		1,168	1,157

AASET U.S. Ltd.
3.844% due 01/16/2038		1,765	1,696

Accredited Mortgage Loan Trust
0.352% due 09/25/2036 •		6,481	6,390
0.572% due 09/25/2035 •		200	199

ACE Securities Corp. Home Equity Loan Trust
0.202% due 12/25/2036 •		316	116
0.247% due 08/25/2036 •		471	459
0.372% due 07/25/2036 •		134	120
0.692% due 02/25/2036 •		78	78
0.707% due 12/25/2035 •		2,000	1,949
0.752% due 11/25/2035 •		91	92
0.992% due 12/25/2034 •		127	124
1.022% due 02/25/2036 ^•		102	100
1.067% due 06/25/2034 •		430	428
1.067% due 07/25/2035 •		58	58

Aegis Asset-Backed Securities Trust
0.737% due 12/25/2035 •		200	198
0.792% due 03/25/2035 •		283	282
0.812% due 06/25/2035 •		200	194
1.092% due 03/25/2035 ^•		73	71

AlbaCore EURO CLO DAC
1.530% due 07/18/2031 •	EUR	3,550	4,223

Ameriquest Mortgage Securities Trust
0.677% due 03/25/2036 •		$186	185

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.767% due 07/25/2035 •		136	136
0.797% due 11/25/2035 •		137	137
0.872% due 09/25/2035 •		10,000	9,980
1.202% due 03/25/2035 •		200	201

Amortizing Residential Collateral Trust
1.092% due 10/25/2034 •		118	117

Argent Securities Trust
0.242% due 09/25/2036 •		820	354
0.472% due 03/25/2036 •		311	212

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.552% due 01/25/2036 •		89	87
0.732% due 01/25/2036 •		3,618	3,498
0.932% due 04/25/2034 •		1,144	1,131

Asset-Backed Funding Certificates Trust
0.202% due 01/25/2037 •		400	281
0.252% due 01/25/2037 •		252	179
0.312% due 01/25/2037 •		151	108
0.372% due 11/25/2036 •		10,071	7,530
1.092% due 06/25/2037 •		175	164

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Asset-Backed Securities Corp. Home Equity Loan Trust
0.312% due 12/25/2036 •		$6,300	$5,767
0.767% due 11/25/2035 •		113	113
0.992% due 06/25/2035 •		171	172
1.967% due 09/25/2034 •		1,433	1,482
3.073% due 08/15/2033 •		13	13

Aurium CLO DAC
0.670% due 04/16/2030 •	EUR	5,300	6,285

Babson Euro CLO BV
0.281% due 10/25/2029 •		997	1,181

Basic Asset-Backed Securities Trust
0.712% due 04/25/2036 •		$41	41

Bear Stearns Asset-Backed Securities Trust
0.202% due 04/25/2031 •		7	36
0.292% due 12/25/2036 •		111	111
0.322% due 02/25/2037 •		11,884	11,228
0.392% due 06/25/2036 •		37	37
0.432% due 05/25/2036 ^•		44	44
0.632% due 06/25/2036 •		125	125
0.642% due 06/25/2036 •		120	120
0.737% due 12/25/2035 •		197	197
0.767% due 08/25/2036 •		166	166
0.827% due 09/25/2035 •		5,192	5,187
0.892% due 06/25/2036 •		600	601
0.892% due 09/25/2046 •		115	113
0.992% due 03/25/2034 •		2,331	2,338
1.052% due 04/25/2035 •		25	25
1.142% due 11/25/2035 ^•		118	116
1.142% due 08/25/2037 •		6,136	5,839
1.272% due 06/25/2043 •		899	893
1.342% due 08/25/2037 •		65	66
2.850% due 10/25/2036 ~		37	26
2.993% due 07/25/2036 ~		168	169
23.192% due 03/25/2036 ^•		183	148

Carlyle Euro CLO DAC
0.630% due 08/15/2030 •	EUR	1,100	1,303
1.110% due 08/15/2032 •		1,400	1,661

Carrington Mortgage Loan Trust
0.312% due 01/25/2037 •		$1,200	972
0.352% due 02/25/2037 •		5,168	4,997
1.142% due 05/25/2035 •		300	298

Catamaran CLO Ltd.
1.531% due 01/27/2028 •		400	400

Cendant Mortgage Corp.
6.000% due 07/25/2043 ~		14	14

CIT Mortgage Loan Trust
1.592% due 10/25/2037 •		6,000	6,104

Citigroup Mortgage Loan Trust
0.232% due 12/25/2036 •		150	149
0.262% due 05/25/2037 •		14,481	13,311
0.352% due 01/25/2037 •		149	149
0.492% due 11/25/2046 •		151	149
0.542% due 11/25/2045 •		75	75

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	73

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.851% due 05/25/2036 ^þ	$146	$75

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
1.022% due 05/25/2035 •	193	193

Citigroup Mortgage Loan Trust, Inc.
0.707% due 10/25/2035 •	71	75
0.827% due 09/25/2035 ^•	1,002	1,002

CLNC Ltd.
1.374% due 08/20/2035 •	14,800	14,810

Conseco Finance Corp.
6.870% due 04/01/2030 ~	35	35
7.060% due 02/01/2031 ~	430	418

Countrywide Asset-Backed Certificates
0.232% due 06/25/2035 •	9,314	8,799
0.232% due 07/25/2037 ^•	1,895	1,860
0.242% due 01/25/2037 •	2,611	2,590
0.242% due 05/25/2037 •	61	61
0.252% due 03/25/2037 •	59	58
0.272% due 06/25/2047 •	68	68
0.292% due 09/25/2037 •	3,833	3,587
0.292% due 06/25/2047 ^•	14,314	13,405
0.312% due 09/25/2037 ^•	413	415
0.312% due 09/25/2047 ^•	1,077	1,036
0.322% due 10/25/2047 •	216	214
0.342% due 01/25/2046 ^•	4,344	4,202
0.342% due 06/25/2047 •	243	236
0.412% due 05/25/2036 •	262	268
0.432% due 03/25/2037 •	928	928
0.492% due 08/25/2036 •	2,834	2,824
0.542% due 03/25/2036 •	1,400	1,386
0.592% due 03/25/2036 •	2,950	2,928
0.692% due 06/25/2036 •	238	236
0.692% due 07/25/2036 •	35	35
0.827% due 02/25/2036 •	86	86
0.992% due 03/25/2047 ^•	68	60
1.082% due 12/25/2035 •	61	61
1.142% due 08/25/2035 •	21	22
1.592% due 02/25/2035 •	277	278
4.471% due 10/25/2046 ^~	14,092	14,094

Countrywide Asset-Backed Certificates Trust
0.232% due 02/25/2037 •	7,562	7,256
0.242% due 09/25/2046 •	2,418	2,390
0.242% due 03/25/2047 ^•	102	101
0.282% due 06/25/2047 •	55	55
0.352% due 04/25/2046 •	4,374	4,131
0.552% due 05/25/2036 •	259	258
0.887% due 02/25/2036 •	110	110
0.892% due 08/25/2047 •	747	744
1.187% due 07/25/2035 •	1,191	1,196
1.442% due 04/25/2035 •	180	181

Countrywide Asset-Backed Certificates Trust, Inc.
0.812% due 07/25/2034 •	87	86
0.992% due 10/25/2034 •	50	49

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates, Inc.
1.067% due 02/25/2034 •		$52	$52

Credit-Based Asset Servicing & Securitization LLC
0.212% due 07/25/2037 •		10	8
0.312% due 07/25/2037 •		222	176

Delta Funding Home Equity Loan Trust
0.713% due 08/15/2030 •		42	39

Dryden Euro CLO BV
0.660% due 04/15/2033 •	EUR	10,100	11,934

ECMC Group Student Loan Trust
0.842% due 02/27/2068 •		$6,334	6,373

EMC Mortgage Loan Trust
0.832% due 05/25/2040 •		9	9

First Franklin Mortgage Loan Trust
0.232% due 12/25/2036 •		251	147
0.412% due 04/25/2036 •		141	138
0.572% due 04/25/2036 •		400	360
0.572% due 08/25/2036 •		162	160
0.767% due 06/25/2036 •		36	36
0.812% due 10/25/2035 •		48	48
0.812% due 11/25/2035 •		138	135
0.962% due 09/25/2034 •		100	100
1.037% due 03/25/2035 •		96	96
1.277% due 12/25/2034 •		886	883
1.292% due 01/25/2035 •		122	123
1.517% due 10/25/2034 •		484	488

First NLC Trust
0.162% due 08/25/2037 •		51	33
0.552% due 05/25/2035 •		830	802

FIRSTPLUS Home Loan Owner Trust
7.320% due 11/10/2023 ^		6	0

Fremont Home Loan Trust
0.242% due 01/25/2037 •		242	137
0.252% due 08/25/2036 •		207	89
0.432% due 02/25/2036 •		47	46
0.432% due 02/25/2037 •		795	405
0.632% due 02/25/2036 •		300	279
0.632% due 04/25/2036 •		3,000	2,770
0.827% due 07/25/2035 •		1,471	1,466
0.882% due 12/25/2029 •		6	6

Galaxy CLO Ltd.
1.058% due 10/15/2030 •		3,200	3,201

Gallatin CLO Ltd.
1.484% (US0003M + 1.050%) due 07/15/2027 ~		6,265	6,268

GE-WMC Asset-Backed Pass-Through Certificates
0.592% due 12/25/2035 •		476	477

GoldenTree Loan Management EUR CLO DAC
1.550% due 07/20/2031 •	EUR	14,000	16,628

GSAA Home Equity Trust
0.212% due 04/25/2047 •		$121	117

74	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSAMP Trust
0.182% due 01/25/2037 •		$2,531	$1,843
0.212% due 12/25/2036 •		1,803	1,118
0.232% due 12/25/2036 •		7,723	4,990
0.232% due 01/25/2037 •		45,756	33,541
0.242% due 09/25/2036 •		328	156
0.242% due 12/25/2046 •		547	360
0.292% due 11/25/2036 •		469	293
0.322% due 12/25/2046 •		164	109
0.412% due 05/25/2046 •		13	13
0.572% due 06/25/2036 •		234	168
0.632% due 04/25/2036 •		295	234
1.742% due 10/25/2034 •		15	15

Hayfin Emerald CLO DAC
1.450% due 02/15/2033 •	EUR	8,850	10,516

Home Equity Asset Trust
1.187% due 05/25/2035 •		$136	136

Home Equity Loan Trust
0.322% due 04/25/2037 •		1,016	981
0.432% due 04/25/2037 •		500	423

Home Equity Mortgage Loan Asset-Backed Trust
0.232% due 11/25/2036 •		351	331
0.252% due 11/25/2036 •		306	291
0.412% due 04/25/2037 •		267	247

HSI Asset Securitization Corp. Trust
0.312% due 12/25/2036 •		216	83
0.432% due 12/25/2036 •		983	380
0.532% due 12/25/2036 •		656	257
0.872% due 11/25/2035 •		4,126	4,103

Invesco Euro CLO DAC
0.650% due 07/15/2031 •	EUR	900	1,063

IXIS Real Estate Capital Trust
0.722% due 02/25/2036 •		$92	94

JP Morgan Mortgage Acquisition Trust
0.252% due 01/25/2036 •		5	5
0.352% due 03/25/2037 •		234	233
0.352% due 06/25/2037 •		192	191
0.362% due 05/25/2036 •		284	284
0.362% due 07/25/2036 •		200	195
0.372% due 01/25/2037 •		1,214	1,208
0.632% due 04/25/2036 •		87	87
6.337% due 08/25/2036 ^þ		102	72

KKR CLO Ltd.
0.000% due 07/15/2030 •		16,050	16,051

LCM LP
1.188% due 07/20/2030 •		12,900	12,903

Lehman ABS Mortgage Loan Trust
0.182% due 06/25/2037 •		202	158
0.292% due 06/25/2037 •		162	129

Lehman XS Trust
0.262% due 02/25/2037 ^•		1,283	1,163

LoanCore Issuer Ltd.
1.203% due 05/15/2028 •		3,704	3,706

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Beach Mortgage Loan Trust
0.737% due 11/25/2035 •		$202	$201
0.852% due 08/25/2045 •		32	32
0.932% due 07/25/2031 •		37	37
1.142% due 06/25/2035 •		500	502
1.367% due 02/25/2035 •		12,750	12,797
1.517% due 03/25/2032 •		176	174

MACH Cayman Ltd.
3.474% due 10/15/2039		2,005	2,009

Mackay Shields Euro CLO
1.550% due 08/15/2033 •	EUR	4,250	5,047

Mackay Shields EURO CLO DAC
0.930% due 10/20/2032 •		1,900	2,257

MAPS Ltd.
4.212% due 05/15/2043		$3,480	3,492

MASTR Asset-Backed Securities Trust
0.312% due 08/25/2036 •		163	85
0.312% due 11/25/2036 •		4,381	3,265
0.392% due 08/25/2036 •		269	142
0.452% due 02/25/2036 •		339	176
0.572% due 06/25/2036 •		148	83
0.572% due 08/25/2036 •		161	87
0.592% due 11/25/2035 •		9,153	6,657
0.662% due 01/25/2036 •		260	258
0.842% due 12/25/2034 ^•		15	15
0.842% due 10/25/2035 ^•		237	234

Merrill Lynch Mortgage Investors Trust
0.332% due 08/25/2037 •		799	533
0.542% due 02/25/2047 •		1,009	722
0.812% due 05/25/2036 •		141	140

MESA Trust
0.892% due 12/25/2031 •		237	237

METAL LLC
4.581% due 10/15/2042		3,395	3,042

Mid-State Capital Corp. Trust
6.005% due 08/15/2037		330	349

MidOcean Credit CLO
1.205% due 02/20/2031 •		4,000	4,000

Morgan Stanley ABS Capital, Inc. Trust
0.162% due 10/25/2036 •		83	49
0.202% due 10/25/2036 •		673	440
0.232% due 10/25/2036 •		2,478	1,480
0.232% due 11/25/2036 •		220	139
0.242% due 09/25/2036 •		358	172
0.242% due 10/25/2036 •		197	130
0.242% due 11/25/2036 •		1,123	826
0.272% due 03/25/2037 •		378	208
0.292% due 02/25/2037 •		128	78
0.312% due 11/25/2036 •		1,321	842
0.342% due 03/25/2037 •		378	210
0.392% due 06/25/2036 •		631	528
0.692% due 12/25/2035 •		10,000	9,635
0.712% due 12/25/2035 •		238	236

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	75

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.992% due 05/25/2034 •		$83	$82
1.022% due 03/25/2035 •		25	26
1.082% due 06/25/2035 •		433	436
1.142% due 04/25/2035 •		200	199
1.342% due 07/25/2037 •		400	387

Morgan Stanley Capital, Inc. Trust
0.672% due 01/25/2036 •		831	819

Morgan Stanley Dean Witter Capital, Inc. Trust
1.442% due 02/25/2033 •		422	423

Morgan Stanley Home Equity Loan Trust
0.262% due 04/25/2037 •		564	374
0.322% due 04/25/2037 •		188	125
0.412% due 04/25/2036 •		101	83

Morgan Stanley Mortgage Loan Trust
0.452% due 04/25/2037 •		243	108
0.552% due 02/25/2037 •		122	47
1.421% due 11/25/2036 ^•		243	112
5.965% due 09/25/2046 ^þ		335	171

Mountain View CLO Ltd.
0.984% due 10/15/2026 •		53	53

New Century Home Equity Loan Trust
1.067% due 10/25/2033 •		1,340	1,337

Newcastle Mortgage Securities Trust
0.322% due 04/25/2037 •		2,743	2,689
0.432% due 04/25/2037 •		4,292	3,960

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.707% due 02/25/2036 •		51	51
6.032% due 10/25/2036 ^þ		157	59

NovaStar Mortgage Funding Trust
0.392% due 06/25/2036 •		102	86
0.797% due 01/25/2036 •		6,149	6,133

Option One Mortgage Loan Trust
0.232% due 01/25/2037 •		61	43
0.262% due 05/25/2037 •		11,459	7,834
0.312% due 01/25/2037 •		245	174
0.422% due 04/25/2037 •		111	71
0.632% due 01/25/2036 •		300	293
0.857% due 08/25/2035 •		400	400

Option One Mortgage Loan Trust Asset-Backed Certificates
0.782% due 11/25/2035 •		3,094	3,072

Ownit Mortgage Loan Trust
0.992% due 10/25/2036 ^•		158	161

Palmer Square European Loan Funding DAC
1.150% due 01/15/2030 •	EUR	3,819	4,544

Park Place Securities, Inc.
0.827% due 09/25/2035 •		$200	199

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.827% due 08/25/2035 •		200	201
0.827% due 09/25/2035 •		500	497
0.887% due 07/25/2035 •		264	264

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.917% due 07/25/2035 •		$950	$947
1.037% due 06/25/2035 •		157	158
1.142% due 10/25/2034 •		500	500
1.217% due 03/25/2035 •		400	401
1.337% due 01/25/2036 •		211	211
1.892% due 12/25/2034 •		4,191	4,230

People’s Financial Realty Mortgage Securities Trust
0.232% due 09/25/2036 •		380	141

Popular ABS Mortgage Pass-Through Trust
0.352% due 11/25/2036 •		101	100
0.482% due 02/25/2036 •		203	202

Pretium Mortgage Credit Partners LLC
3.179% due 06/27/2069 þ		4,559	4,576

Purple Finance CLO DAC
0.800% due 01/25/2031 •	EUR	1,900	2,256

RAAC Trust
0.442% due 11/25/2046 •		$445	431
0.692% due 06/25/2044 •		36	33
0.692% due 09/25/2045 •		1,964	1,947
1.292% due 10/25/2045 •		140	141
1.592% due 09/25/2047 •		600	601

Renaissance Home Equity Loan Trust
5.545% due 01/25/2037 þ		7,410	3,756
5.608% due 05/25/2036 þ		9,793	6,544
5.812% due 11/25/2036 þ		523	287
6.254% due 08/25/2036 þ		9,409	5,687
7.238% due 09/25/2037 ^þ		231	131

Residential Asset Mortgage Products Trust
0.522% due 11/25/2035 •		65	65
0.652% due 09/25/2036 •		123	120
0.692% due 05/25/2036 ^•		853	819
0.732% due 01/25/2036 •		591	576
0.752% due 10/25/2035 •		9	9
0.782% due 10/25/2035 •		100	100
0.812% due 09/25/2035 •		56	56
0.992% due 08/25/2034 •		28	28

Residential Asset Securities Corp. Trust
0.252% due 11/25/2036 ^•		65	70
0.332% due 09/25/2036 •		215	215
0.342% due 04/25/2037 •		45	45
0.352% due 11/25/2036 •		359	335
0.362% due 05/25/2037 •		18	18
0.432% due 11/25/2036 •		439	420
0.432% due 04/25/2037 •		1,600	1,548
0.512% due 06/25/2036 •		635	635
0.707% due 01/25/2036 •		16	16
0.722% due 10/25/2035 •		128	128
0.722% due 12/25/2035 •		289	289
0.737% due 03/25/2035 •		253	252
0.752% due 11/25/2035 •		170	170
0.752% due 12/25/2035 •		138	122
0.782% due 11/25/2035 •		265	265
0.932% due 12/25/2034 •		16	16

76	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Salomon Mortgage Loan Trust
0.992% due 11/25/2033 •	$67	$67

Securitized Asset-Backed Receivables LLC Trust
0.272% due 07/25/2036 •	211	100
0.372% due 05/25/2036 •	4,939	3,368
0.412% due 07/25/2036 •	206	99
0.572% due 07/25/2036 •	706	346
0.592% due 05/25/2036 •	1,026	715
0.632% due 03/25/2036 •	142	136
0.752% due 08/25/2035 ^•	145	119
0.767% due 01/25/2035 •	24	23
1.052% due 01/25/2036 ^•	54	48
3.013% due 01/25/2036 ^þ	49	50

SG Mortgage Securities Trust
0.412% due 07/25/2036 •	29,317	8,945
0.767% due 10/25/2035 •	1,000	991

SLM Student Loan Trust
1.676% due 04/25/2023 •	3,277	3,305

Soundview Home Loan Trust
0.172% due 06/25/2037 •	49	39
0.202% due 02/25/2037 •	304	112
0.272% due 02/25/2037 •	425	159
0.272% due 07/25/2037 •	1,937	1,867
0.342% due 06/25/2036 •	8,440	8,420
0.412% due 11/25/2036 •	54	54
0.617% due 03/25/2036 •	337	336
0.917% due 06/25/2035 •	24	25
1.042% due 10/25/2037 •	289	247

South Carolina Student Loan Corp.
1.135% due 09/03/2024 •	153	154

Specialty Underwriting & Residential Finance Trust
0.242% due 09/25/2037 •	81	62
0.242% due 11/25/2037 •	764	544
0.362% due 04/25/2037 •	153	122
0.692% due 12/25/2036 •	2,226	2,193
1.067% due 12/25/2035 •	178	178

Starwood Commercial Mortgage Trust
1.204% due 07/15/2038 •	7,600	7,603

Structured Asset Investment Loan Trust
0.242% due 09/25/2036 •	104	103
0.472% due 03/25/2036 •	361	348
0.692% due 01/25/2036 •	187	187
0.812% due 05/25/2035 •	623	623
0.992% due 05/25/2035 •	600	603
1.022% due 09/25/2034 •	586	582
1.217% due 07/25/2033 •	35	35
1.367% due 12/25/2034 •	1,138	1,159

Structured Asset Securities Corp. Mortgage Loan Trust
0.227% due 07/25/2036 •	4,191	4,121
0.242% due 09/25/2036 •	83	80
0.302% due 02/25/2037 •	441	423
0.322% due 01/25/2037 •	2,207	1,619
0.342% due 09/25/2036 •	102	101

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.432% due 12/25/2036 •		$105	$103
0.992% due 08/25/2037 •		109	109
1.092% due 08/25/2037 •		331	334

Structured Asset Securities Corp. Trust
0.782% due 09/25/2035 •		598	588

Towd Point Mortgage Trust
3.750% due 02/25/2059 ~		11,001	11,593

TPG Real Estate Finance Ltd.
1.282% due 03/15/2038 •		12,600	12,620

Vertical Bridge Holdings LLC
2.636% due 09/15/2050		7,000	7,144

Vibrant CLO Ltd.
1.228% due 09/15/2030 •		14,000	14,002

WaMu Asset-Backed Certificates WaMu Trust
0.317% due 05/25/2037 •		8,364	7,901
0.332% due 05/25/2037 •		1,314	1,198

WAVE LLC
3.597% due 09/15/2044		2,272	2,269

Wells Fargo Home Equity Asset-Backed Securities Trust
0.587% due 05/25/2036 •		300	297
1.037% due 03/25/2035 •		110	110
1.037% due 11/25/2035 •		28	28
1.667% due 02/25/2035 •		200	202

Wind River CLO Ltd.
1.054% due 10/15/2027 •		71	71

Total Asset-Backed Securities (Cost $588,714)			606,051

SOVEREIGN ISSUES 0.7%

Export-Import Bank of India
1.166% (US0003M + 1.020%) due 03/28/2022 ~(e)		5,000	5,019

Philippines Government International Bond
0.000% due 02/03/2023 (b)	EUR	5,300	6,290

Total Sovereign Issues (Cost $10,851)			11,309

		SHARES
PREFERRED SECURITIES 1.7%

BANKING & FINANCE 1.1%

American AgCredit Corp.
5.250% due 06/15/2026 •(c)		6,000,000	6,113

Capital One Financial Corp.
3.950% due 09/01/2026 •(c)		7,000,000	7,166

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	77

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	SHARES	MARKET VALUE (000S)

Charles Schwab Corp.
5.000% due 12/01/2027 •(c)	4,200,000	$4,447

		17,726

INDUSTRIALS 0.6%

General Electric Co.
3.449% due 09/15/2021 ~(c)	10,500,000	10,303

Total Preferred Securities (Cost $27,285)		28,029

Total Investments in Securities (Cost $2,301,842)		2,356,097

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	15,781	$156

Total Short-Term Instruments (Cost $155)		156

Total Investments in Affiliates (Cost $155)		156

Total Investments 147.3% (Cost $2,301,997)		$2,356,253

Financial Derivative Instruments (g)(i) 0.3% (Cost or Premiums, net $2,563)		5,190

Other Assets and Liabilities, net (47.6)%		(762,241)

Net Assets 100.0%		$1,599,202

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Zero coupon security.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(d)	Contingent convertible security.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Export-Import Bank of India	1.166%	03/28/2022	12/19/2019	$4,986	$5,019	0.31%
Morgan Stanley	7.500	04/02/2032	02/11/2020	6,867	6,493	0.41

				$11,853	$11,512	0.72%

78	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.020%	06/17/2021	07/19/2021	$(119,014)	$(119,015)
BSN	0.040	06/15/2021	07/15/2021	(43,673)	(43,674)
DEU	0.050	06/14/2021	07/26/2021	(19,291)	(19,291)
GRE	0.040	06/02/2021	07/14/2021	(3,108)	(3,108)
	0.040	06/08/2021	07/13/2021	(1,520)	(1,520)
	0.040	06/09/2021	07/09/2021	(14,039)	(14,039)
	0.050	06/10/2021	07/12/2021	(30,098)	(30,099)
	0.050	06/11/2021	07/13/2021	(11,730)	(11,731)
	0.060	05/06/2021	07/07/2021	(11,502)	(11,503)
JPS	(0.040)	06/28/2021	07/06/2021	(42,971)	(42,971)
	0.040	06/08/2021	07/08/2021	(48,639)	(48,640)

Total Reverse Repurchase Agreements					$(345,591)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
BCY	(0.070)%	06/16/2021	07/07/2021	$(7,907)	$(7,907)
BPG	(0.050)	06/29/2021	07/02/2021	(5,058)	(5,058)

Total Sale-Buyback Transactions					$(12,965)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (29.2)%
Uniform Mortgage-Backed Security, TBA	3.500%	07/01/2051	$250,000	$(264,035)	$(263,169)
Uniform Mortgage-Backed Security, TBA	4.000	07/01/2051	45,422	(48,559)	(48,371)
Uniform Mortgage-Backed Security, TBA	4.000	08/01/2051	146,378	(156,575)	(156,007)

Total Short Sales (29.2)%				$(469,169)	$(467,547)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$0	$(119,015)	$0	$(119,015)	$119,084	$69
BSN	0	(43,674)	0	(43,674)	43,725	51
DEU	0	(19,291)	0	(19,291)	19,178	(113)
GRE	0	(72,000)	0	(72,000)	72,128	128
JPS	0	(91,611)	0	(91,611)	91,576	(35)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	79

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Master Securities Forward Transaction Agreement
BCY	$0	$0	$(7,907)	$(7,907)	$7,921	$14
BPG	0	0	(5,058)	(5,058)	5,049	(9)

Total Borrowings and Other Financing Transactions	$0	$(345,591)	$(12,965)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(345,591)	$0	$0	$(345,591)

Total	$0	$(345,591)	$0	$0	$(345,591)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(12,965)	0	0	(12,965)

Total	$0	$(12,965)	$0	$0	$(12,965)

Total Borrowings	$0	$(358,556)	$0	$0	$(358,556)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(358,556)

(f)	Securities with an aggregate market value of $358,390 and cash of $270 have been pledged as collateral under the terms of the above master agreements as of June 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(167,844) at a weighted average interest rate of (0.061%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond September Futures	09/2021	187	$(38,274)	$(218)	$42	$(120)

Total Futures Contracts				$(218)	$42	$(120)

80	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Boeing Co.	1.000%	Quarterly	06/20/2023	0.741%	$ 7,100	$25	$13	$38	$0	$(1)
General Electric Co.	1.000	Quarterly	12/20/2023	0.385	2,650	(19)	60	41	0	(1)
General Electric Co.	1.000	Quarterly	06/20/2024	0.420	1,550	(2)	29	27	0	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.501	600	(9)	20	11	0	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.718	200	2	1	3	0	0
Lennar Corp.	5.000	Quarterly	12/20/2025	0.829	1,200	227	(5)	222	1	0
Telefonica Emisiones S.A.U.	1.000	Quarterly	06/20/2028	0.891	EUR 2,600	6	18	24	2	0

						$230	$136	$366	$3	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-36 5-Year Index	1.000%	Quarterly	06/20/2026	$97,000	$2,404	$95	$2,499	$15	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	3.700%	Maturity	01/03/2022	BRL	625,500	$(170)	$(705)	$(875)	$0	$(32)
Pay	1-Year BRL-CDI	3.978	Maturity	01/03/2022		35,200	0	(38)	(38)	0	(2)
Pay	1-Year BRL-CDI	4.040	Maturity	01/03/2022		36,300	0	(36)	(36)	0	(2)
Pay	3-Month CAD-Bank Bill	0.980	Semi-Annual	02/26/2024	CAD	232,400	217	(34)	183	0	(24)
Pay	3-Month CAD-Bank Bill	0.880	Semi-Annual	03/03/2024		107,000	6	(197)	(191)	0	(11)
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		55,000	157	(49)	108	11	0
Pay	CPURNSA	0.000	Maturity	05/05/2026	$	96,000	0	(502)	(502)	0	(60)
Pay	UKRPI	0.000	Maturity	06/15/2031	GBP	35,000	0	28	28	175	0

							$210	$(1,533)	$(1,323)	$186	$(131)

Total Swap Agreements							$2,844	$(1,302)	$1,542	$204	$(133)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	81

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$42	$204	$246	$0	$(120)	$(133)	$(253)

(h)

Securities with an aggregate market value of $17,062 and cash of $2,884 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2021		EUR	1,096	$		1,308	$9	$0
	08/2021		CHF	192			213	5	0
	08/2021		NOK	2,660			316	7	0
	08/2021		RUB	1,393			18	0	0
	09/2021			2,677			37	1	0
BPS	07/2021		EUR	5,599			6,685	46	0
	07/2021	$		1,921		GBP	1,361	0	(38)
	11/2021		ILS	1,837	$		561	0	(4)
CBK	07/2021		RUB	1,063			14	0	(1)
	08/2021			1,270			17	0	0
	10/2021	$		508		PEN	1,952	1	0
	12/2021			31			112	0	(1)
GLM	07/2021		GBP	45,592	$		64,455	1,387	0

82	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	07/2021		RUB	2,132	$		28	$0	$(2)
	08/2021			1,774			24	0	0
	09/2021			3,418			47	0	0
	10/2021		MXN	12,379			610	0	(2)
HUS	07/2021	$		61,219		GBP	44,231	0	(34)
	08/2021		GBP	44,231	$		61,224	33	0
	08/2021		RUB	2,867			38	0	(1)
	09/2021			1,410			19	0	0
	09/2021	$		278		KRW	309,491	0	(3)
MYI	07/2021		RUB	1,046	$		14	0	(1)
SCX	07/2021		EUR	101,182			123,781	3,805	0
	08/2021			107,877			128,015	16	0
	12/2021		INR	17,406			232	2	0
SOG	07/2021		RUB	1,215			16	0	(1)
	08/2021			1,593			21	0	(1)
UAG	07/2021			3,441			45	0	(2)
	09/2021			1,393			19	0	0

Total Forward Foreign Currency Contracts								$5,312	$(91)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
CBK	Brazil Government International Bond	1.000%	Quarterly	12/20/2024	1.200%	$3,100	$(54)	$33	$0	$(21)
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.938	100	(1)	1	0	0
FBF	Brazil Government International Bond	1.000	Quarterly	06/20/2022	0.550	1,200	(80)	86	6	0
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.014	200	(6)	6	0	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.200	3,100	(48)	28	0	(20)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.608	200	(2)	5	3	0
HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	0.909	300	(10)	11	1	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.014	2,400	(70)	70	0	0
JPM	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.938	100	(1)	1	0	0
MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.608	200	(2)	5	3	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.833	300	(4)	6	2	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.938	500	(3)	5	2	0

Total Swap Agreements							$(281)	$257	$17	$(41)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	83

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$22	$0	$0	$22	$0	$0	$0	$0	$22	$0	$22
BPS	46	0	0	46	(42)	0	0	(42)	4	0	4
CBK	1	0	0	1	(2)	0	(21)	(23)	(22)	0	(22)
FBF	0	0	6	6	0	0	0	0	6	0	6
GLM	1,387	0	0	1,387	(4)	0	0	(4)	1,383	(1,300)	83
GST	0	0	3	3	0	0	(20)	(20)	(17)	56	39
HUS	33	0	1	34	(38)	0	0	(38)	(4)	0	(4)
MYC	0	0	7	7	0	0	0	0	7	0	7
MYI	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SCX	3,823	0	0	3,823	0	0	0	0	3,823	(3,330)	493
SOG	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
UAG	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)

Total Over the Counter	$5,312	$0	$17	$5,329	$(91)	$0	$(41)	$(132)

(j)

Securities with an aggregate market value of $56 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2021.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

84	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$42	$42
Swap Agreements	0	18	0	0	186	204

	$0	$18	$0	$0	$228	$246

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,312	$0	$5,312
Swap Agreements	0	17	0	0	0	17

	$0	$17	$0	$5,312	$0	$5,329

	$0	$35	$0	$5,312	$228	$5,575

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$120	$120
Swap Agreements	0	2	0	0	131	133

	$0	$2	$0	$0	$251	$253

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$91	$0	$91
Swap Agreements	0	41	0	0	0	41

	$0	$41	$0	$91	$0	$132

	$0	$43	$0	$91	$251	$385

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,638	$1,638
Swap Agreements	0	183	0	0	151	334

	$0	$183	$0	$0	$1,789	$1,972

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,568)	$0	$(3,568)
Swap Agreements	0	71	0	0	(2)	69

	$0	$71	$0	$(3,568)	$(2)	$(3,499)

	$0	$254	$0	$(3,568)	$1,787	$(1,527)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	85

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(203)	$(203)
Swap Agreements	0	121	0	0	(2,397)	(2,276)

	$0	$121	$0	$0	$(2,600)	$(2,479)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,994	$0	$7,994
Swap Agreements	0	(23)	0	0	0	(23)

	$0	$(23)	$0	$7,994	$0	$7,971

	$0	$98	$0	$7,994	$(2,600)	$5,492

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$10,735	$10,735
Corporate Bonds & Notes
Banking & Finance	0	342,872	0	342,872
Industrials	0	152,892	0	152,892
Utilities	0	34,003	0	34,003
Municipal Bonds & Notes
California	0	10,476	0	10,476
Illinois	0	1,358	0	1,358
New Jersey	0	6,642	0	6,642
New York	0	13,465	0	13,465
Ohio	0	1,352	0	1,352
Pennsylvania	0	11,052	0	11,052
Texas	0	560	0	560
Virginia	0	24,235	0	24,235
U.S. Government Agencies	0	409,792	0	409,792
U.S. Treasury Obligations	0	405,455	0	405,455
Non-Agency Mortgage-Backed Securities	0	285,819	0	285,819
Asset-Backed Securities	0	606,051	0	606,051
Sovereign Issues	0	11,309	0	11,309
Preferred Securities
Banking & Finance	0	17,726	0	17,726
Industrials	0	10,303	0	10,303

	$0	$2,345,362	$10,735	$2,356,097

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$156	$0	$0	$156

Total Investments	$156	$2,345,362	$10,735	$2,356,253

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(467,547)	$0	$(467,547)

86	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$42	$204	$0	$246
Over the counter	0	5,329	0	5,329

	$42	$5,533	$0	$5,575

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(120)	(133)	0	(253)
Over the counter	0	(132)	0	(132)

	$(120)	$(265)	$0	$(385)

Total Financial Derivative Instruments	$(78)	$5,268	$0	$5,190

Totals	$78	$1,883,083	$10,735	$1,893,896

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	87

Schedule of Investments PIMCO Fixed Income SHares: Series R

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 157.8%

CORPORATE BONDS & NOTES 8.9%

BANKING & FINANCE 8.7%

Deutsche Bank AG
4.250% due 10/14/2021		$1,400	$1,415

ING Bank NV
2.625% due 12/05/2022		400	413

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	2,983	458

Natwest Group PLC
1.697% (US0003M + 1.550%) due 06/25/2024 ~		$300	307
4.519% due 06/25/2024 •		200	215

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	3,014	464

Nykredit Realkredit A/S
1.000% due 10/01/2050		7,193	1,105
1.500% due 10/01/2053		20,200	3,185
2.500% due 10/01/2047		23	4

Realkredit Danmark A/S
1.500% due 10/01/2050		42,000	6,674
1.500% due 10/01/2053		17,500	2,747
2.500% due 04/01/2047		15	3

UniCredit SpA
7.830% due 12/04/2023		$600	696

			17,686

UTILITIES 0.2%

Petrobras Global Finance BV
5.093% due 01/15/2030		342	374

Total Corporate Bonds & Notes (Cost $18,143)			18,060

U.S. GOVERNMENT AGENCIES 5.0%

Fannie Mae
0.537% due 02/25/2037 •		17	17
1.328% due 10/01/2044 •		2	2

Freddie Mac
2.018% due 07/01/2036 •		31	32
2.115% due 09/01/2036 •		17	18

Ginnie Mae
0.599% due 08/20/2068 •		409	405

Uniform Mortgage-Backed Security
3.500% due 12/01/2045		13	14

Uniform Mortgage-Backed Security, TBA
3.500% due 08/01/2051		600	632

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 08/01/2051	$8,500	$9,059

Total U.S. Government Agencies (Cost $10,215)		10,179

U.S. TREASURY OBLIGATIONS 118.9%

U.S. Treasury Bonds
1.625% due 11/15/2050 (b)	1,470	1,321

U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2022 (d)	47	48
0.125% due 04/15/2022 (b)	11,300	11,592
0.125% due 01/15/2023	5,369	5,610
0.125% due 10/15/2024	4,058	4,375
0.125% due 04/15/2025 (b)	12,093	13,057
0.125% due 04/15/2026	7,472	8,132
0.125% due 07/15/2026	4,221	4,624
0.125% due 01/15/2030 (b)	30,228	33,208
0.125% due 07/15/2030	4,269	4,714
0.125% due 01/15/2031 (b)	13,640	15,024
0.125% due 02/15/2051	1,231	1,351
0.250% due 07/15/2029	1,671	1,860
0.250% due 02/15/2050	1,817	2,061
0.375% due 07/15/2025	1,662	1,825
0.375% due 07/15/2027 (b)	8,775	9,791
0.500% due 04/15/2024 (b)	8,680	9,359
0.500% due 01/15/2028	43	49
0.625% due 04/15/2023	4,407	4,662
0.625% due 01/15/2024	1,259	1,356
0.625% due 01/15/2026	5,101	5,667
0.625% due 02/15/2043	3,275	3,917
0.750% due 07/15/2028	6,913	7,938
0.750% due 02/15/2042	2,469	3,012
0.750% due 02/15/2045 (b)	9,830	12,143
0.875% due 01/15/2029 (b)	10,573	12,243
0.875% due 02/15/2047	3,700	4,768
1.000% due 02/15/2046 (b)	7,876	10,311
1.000% due 02/15/2048	1,392	1,860
1.000% due 02/15/2049	2,896	3,907
1.375% due 02/15/2044 (b)	5,945	8,217
1.750% due 01/15/2028 (b)	12,687	15,341
2.000% due 01/15/2026	2,035	2,395
2.125% due 02/15/2040	445	664
2.125% due 02/15/2041	4,962	7,487
2.500% due 01/15/2029	3,257	4,198
3.375% due 04/15/2032	384	566
3.625% due 04/15/2028	2,162	2,917

Total U.S. Treasury Obligations (Cost $227,416)		241,570

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.8%

AREIT Trust
2.744% due 04/15/2037 •	337	339

Banc of America Funding Trust
3.209% due 01/20/2047 ~	480	471

88	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
0.288% due 12/20/2046 ^•		$761	$666

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	111	129

GSR Mortgage Loan Trust
2.924% due 09/25/2035 ~		$12	12

HarborView Mortgage Loan Trust
0.993% due 06/20/2035 •		318	314

IndyMac Mortgage Loan Trust
0.932% due 05/25/2034 •		713	699

MortgageIT Trust
1.097% due 12/25/2034 •		12	12

Residential Accredit Loans, Inc. Trust
0.452% due 06/25/2046 •		211	69

Towd Point Mortgage Funding
1.249% due 02/20/2054 •	GBP	622	866

Total Non-Agency Mortgage-Backed Securities (Cost $3,310)			3,577

ASSET-BACKED SECURITIES 4.0%

Asset-Backed Funding Certificates Trust
0.692% due 10/25/2034 •		$22	22

Atlas Senior Loan Fund Ltd.
1.530% due 01/16/2030 •		400	400

CIT Mortgage Loan Trust
1.442% due 10/25/2037 •		316	320

Citigroup Mortgage Loan Trust
0.172% due 01/25/2037 •		168	142
0.382% due 09/25/2036 •		427	414

Citigroup Mortgage Loan Trust, Inc.
0.782% due 10/25/2035 ^•		500	485

Countrywide Asset-Backed Certificates Trust
0.887% due 02/25/2036 •		276	276

Dryden Senior Loan Fund
1.084% due 10/15/2027 •		515	515

Home Equity Asset Trust
0.947% due 08/25/2034 •		46	46

KKR CLO Ltd.
1.460% due 07/18/2030 •		300	300

LoanCore Issuer Ltd.
1.203% due 05/15/2036 •		500	500

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	250	296

Massachusetts Educational Financing Authority
1.126% due 04/25/2038 •		$32	32

Morgan Stanley ABS Capital, Inc. Trust
0.752% due 01/25/2035 •		268	267

Mountain View CLO Ltd.
1.008% due 10/13/2027 •		128	128

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.857% due 05/25/2035 •		$1,300	$1,276

Palmer Square European Loan Funding DAC
0.870% due 02/15/2030 •	EUR	262	312

RAAC Trust
0.602% due 08/25/2036 •		$30	31

Saxon Asset Securities Trust
0.812% due 05/25/2035 •		42	41

Shackleton CLO Ltd.
1.318% due 10/20/2028 •		1,301	1,302

Sound Point CLO Ltd.
1.073% due 01/23/2029 •		400	400
1.163% due 01/23/2029 •		394	394

Structured Asset Securities Corp. Mortgage Loan Trust
1.092% due 08/25/2037 •		25	25

Venture CLO Ltd.
1.064% due 07/15/2027 •		278	278

Total Asset-Backed Securities (Cost $7,954)			8,202

SOVEREIGN ISSUES 19.2%

Australia Government International Bond
1.250% due 02/21/2022	AUD	898	686
3.000% due 09/20/2025		1,081	957

Canada Government Real Return Bond
4.250% due 12/01/2026 (a)	CAD	958	997

France Government International Bond
0.100% due 03/01/2026 (a)	EUR	2,334	3,011
0.250% due 07/25/2024 (a)		3,245	4,112
2.100% due 07/25/2023 (a)		346	443

Italy Buoni Poliennali Del Tesoro
0.400% due 05/15/2030 (a)		5,049	6,469
1.400% due 05/26/2025 (a)		9,240	11,840

Japan Government International Bond
0.005% due 03/10/2031 (a)	JPY	170,842	1,573
0.100% due 03/10/2028 (a)		251,226	2,320
0.100% due 03/10/2029 (a)		411,810	3,813
0.200% due 03/10/2030 (a)		19,883	187

Mexico Government International Bond
7.750% due 05/29/2031	MXN	8,021	424

New Zealand Government International Bond
2.000% due 09/20/2025 (a)	NZD	449	348
3.000% due 09/20/2030 (a)		1,335	1,175

Peru Government International Bond
5.940% due 02/12/2029	PEN	900	256

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	89

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Qatar Government International Bond
3.875% due 04/23/2023	$300	$319

Total Sovereign Issues (Cost $37,577)		38,930

Total Investments in Securities (Cost $304,615)		320,518

Total Investments 157.8% (Cost $304,615)		$320,518

Financial Derivative Instruments (c)(e) 0.5% (Cost or Premiums, net $(845))		985

Other Assets and Liabilities, net (58.3)%		(118,335)

Net Assets 100.0%		$203,168

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
BCY	0.010%	06/11/2021	07/12/2021	$(21,568)	$(21,569)
	0.050	06/10/2021	07/12/2021	(4,038)	(4,038)
	0.060	05/11/2021	07/08/2021	(2,909)	(2,909)
BOS	0.050	06/24/2021	07/01/2021	(1,312)	(1,312)
BPG	0.050	06/09/2021	07/09/2021	(3,592)	(3,592)
	0.060	06/01/2021	07/07/2021	(50,227)	(50,229)
	0.070	06/22/2021	07/22/2021	(6,572)	(6,572)
CSN	0.050	06/30/2021	07/01/2021	(1,486)	(1,486)
MSC	0.080	06/17/2021	07/19/2021	(26,202)	(26,203)

Total Sale-Buyback Transactions					$(117,910)

90	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Master Securities Forward Transaction Agreement
BCY	$0	$0	$(28,516)	$(28,516)	$28,608	$92
BOS	0	0	(1,312)	(1,312)	1,321	9
BPG	0	0	(60,393)	(60,393)	60,493	100
BPS	0	0	0	0	(300)	(300)
CSN	0	0	(1,486)	(1,486)	1,484	(2)
MSC	0	0	(26,203)	(26,203)	26,309	106

Total Borrowings and Other Financing Transactions	$0	$0	$(117,910)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$(2,797)	$(115,113)	$0	$0	$(117,910)

Total Borrowings	$(2,797)	$(115,113)	$0	$0	$(117,910)

Payable for sale-buyback financing transactions					$(117,910)

(b)	Securities with an aggregate market value of $118,502 have been pledged as collateral under the terms of the above master agreements as of June 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(102,025) at a weighted average interest rate of 0.088%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(2) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 114.300 on Euro-Schatz Bond September 2021 Futures(1)	08/2021	501	$3	$0	$0	$0
Euro-Bobl September Futures	09/2021	100	15,907	7	15	(4)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	91

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Gold 100 oz. August Futures	08/2021	13	$2,303	$1	$11	$0
U.S. Treasury 2-Year Note September Futures	09/2021	43	9,474	(19)	1	0
U.S. Treasury 5-Year Note September Futures	09/2021	814	100,472	(172)	45	0
U.S. Treasury 10-Year Ultra Long-Term Bond September Futures	09/2021	102	15,015	267	50	0

				$84	$122	$(4)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note September Futures	09/2021	10	$(874)	$2	$0	$0
Australia Government 10-Year Bond September Futures	09/2021	2	(212)	(1)	0	(1)
Euro-BTP Italy Government Bond September Futures	09/2021	51	(8,158)	(40)	0	(27)
Euro-Bund 10-Year Bond September Futures	09/2021	2	(409)	(2)	3	(8)
Euro-Buxl 30-Year Bond September Futures	09/2021	34	(8,194)	(123)	17	(53)
Euro-OAT France Government 10-Year Bond September Futures	09/2021	2	(377)	(1)	0	(1)
Euro-Schatz September Futures	09/2021	558	(74,197)	0	0	(6)
Japan Government 10-Year Bond September Futures	09/2021	5	(6,827)	(9)	0	(2)
U.S. Treasury 10-Year Note September Futures	09/2021	437	(57,903)	(379)	0	(100)
U.S. Treasury 30-Year Bond September Futures	09/2021	79	(12,699)	(401)	0	(52)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2021	53	(10,212)	(384)	2	(47)

				$(1,338)	$22	$(297)

Total Futures Contracts				$(1,254)	$144	$(301)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.385%	$100	$(5)	$7	$2	$0	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	3-Month EUR-EURIBOR	(0.526)%	Annual	11/21/2023	EUR	11,300	$0	$(16)	$(16)	$1	$0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	1,200	4	(102)	(98)	0	(4)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	172,740	(3)	(27)	(30)	0	0
Pay	CPTFEMU	1.380	Maturity	03/15/2031	EUR	3,900	(28)	(107)	(135)	0	(7)
Receive	CPTFEMU	1.710	Maturity	03/15/2033		300	(1)	(15)	(16)	1	0
Pay	CPURNSA	1.400	Maturity	07/08/2021		$1,000	0	(30)	(30)	0	0
Pay	CPURNSA	1.690	Maturity	08/07/2021		4,900	0	(193)	(193)	0	(33)
Pay	CPURNSA	1.825	Maturity	08/14/2021		2,100	0	(79)	(79)	0	(14)
Pay	CPURNSA	1.863	Maturity	08/26/2021		2,100	(1)	(76)	(77)	0	(13)
Pay	CPURNSA	2.155	Maturity	01/19/2022		2,000	0	(53)	(53)	2	0
Pay	CPURNSA	2.180	Maturity	01/19/2022		3,100	0	(81)	(81)	3	0
Pay	CPURNSA	2.200	Maturity	01/21/2022		900	0	(23)	(23)	1	0

92	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	CPURNSA	2.200%	Maturity	02/05/2022		$2,800	$0	$(72)	$(72)	$3	$0
Receive	CPURNSA	2.500	Maturity	07/15/2022		5,000	(743)	358	(385)	0	0
Receive	CPURNSA	2.210	Maturity	02/05/2023		3,240	0	48	48	0	(1)
Receive	CPURNSA	2.220	Maturity	04/13/2023		318	0	4	4	0	0
Receive	CPURNSA	2.314	Maturity	02/26/2026		2,700	0	74	74	2	0
Receive	CPURNSA	2.419	Maturity	03/05/2026		2,100	0	45	45	2	0
Receive	CPURNSA	0.000	Maturity	05/13/2026		1,800	0	(1)	(1)	1	0
Receive	CPURNSA	0.000	Maturity	05/14/2026		800	0	(3)	(3)	1	0
Receive	CPURNSA	0.000	Maturity	05/25/2026		830	0	1	1	1	0
Receive	CPURNSA	0.000	Maturity	06/01/2026		600	0	1	1	1	0
Pay	CPURNSA	2.370	Maturity	06/06/2028		2,200	0	(16)	(16)	0	(2)
Pay	CPURNSA	2.165	Maturity	04/16/2029		2,000	0	(75)	(75)	0	(2)
Pay	CPURNSA	1.954	Maturity	06/03/2029		1,000	0	(59)	(59)	0	(1)
Pay	CPURNSA	1.998	Maturity	07/25/2029		1,300	0	(69)	(69)	0	(2)
Pay	CPURNSA	1.883	Maturity	11/20/2029		500	1	(35)	(34)	0	(1)
Receive	CPURNSA	2.311	Maturity	02/24/2031		1,500	1	45	46	2	0
Pay	FRCPXTOB	1.410	Maturity	11/15/2039	EUR	300	0	(15)	(15)	0	0
Pay	UKRPI	3.850	Maturity	09/15/2024	GBP	1,900	(1)	109	108	2	0
Pay	UKRPI	3.330	Maturity	01/15/2025		5,800	158	(124)	34	6	0
Pay	UKRPI	3.603	Maturity	11/15/2028		60	0	3	3	0	0
Pay	UKRPI	3.718	Maturity	12/15/2028		10	0	1	1	0	0
Pay	UKRPI	3.438	Maturity	01/15/2030		3,000	0	(33)	(33)	9	0
Pay	UKRPI	3.480	Maturity	01/15/2030		700	9	(11)	(2)	2	0
Pay	UKRPI	3.325	Maturity	08/15/2030		2,050	(5)	30	25	9	0
Receive	UKRPI	3.470	Maturity	01/15/2031		100	0	5	5	0	0
Receive	UKRPI	3.484	Maturity	01/15/2031		400	0	21	21	0	(2)
Pay	UKRPI	0.000	Maturity	04/15/2031		740	0	(2)	(2)	4	0
Pay	UKRPI	3.566	Maturity	03/15/2036		600	0	(13)	(13)	4	0
Pay	UKRPI	3.580	Maturity	03/15/2036		1,300	(6)	(17)	(23)	9	0

							$(615)	$(602)	$(1,217)	$66	$(82)

Total Swap Agreements							$(620)	$(595)	$(1,215)	$66	$(82)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$144	$66	$210	$0	$(301)	$(82)	$(383)

(d)

Securities with an aggregate market value of $48 and cash of $2,162 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	93

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2021		DKK	5,316	$		846	$0	$(2)
	07/2021		EUR	363			442	11	0
	09/2021		PLN	113			30	0	0
	09/2021	$		1,008		IDR	14,532,589	0	(12)
BPS	07/2021		DKK	5,320	$		860	12	0
	07/2021		GBP	44			62	1	0
	07/2021		JPY	829,600			7,585	118	0
	07/2021		NZD	2,270			1,648	61	0
	07/2021	$		135		EUR	113	0	(1)
	08/2021		JPY	870,700	$		7,847	7	0
	08/2021	$		1,010		SEK	8,435	0	(23)
	10/2021			272		DKK	1,700	0	(1)
BRC	07/2021		GBP	69	$		96	1	0
	08/2021		MXN	8,166			394	0	(14)
	09/2021		PLN	74			20	0	0
CBK	07/2021		AUD	917			709	22	0
	07/2021		DKK	4,122			654	0	(3)
	07/2021		JPY	41,100			375	5	0
	07/2021		PEN	423			109	0	(1)
	07/2021	$		133		DKK	835	0	0
	03/2022		PEN	539	$		145	5	0
GLM	07/2021		BRL	1,567			313	0	(2)
	07/2021		DKK	8,395			1,362	23	0
	07/2021	$		310		BRL	1,567	5	0
	07/2021			106		PEN	423	4	0
	08/2021		BRL	1,567	$		309	0	(5)
	08/2021		PEN	423			107	0	(4)
	09/2021		PLN	119			31	0	0
HUS	07/2021		GBP	753			1,068	26	0
	09/2021		PLN	136			35	0	0
	09/2021	$		1,009		CNH	6,485	0	(11)
JPM	07/2021		DKK	4,595	$		729	0	(4)
	07/2021	$		9,836		DKK	61,279	0	(65)
	10/2021		DKK	61,279	$		9,853	65	0
MYI	07/2021	$		5,056		DKK	31,452	0	(40)
	07/2021			254		GBP	183	0	(1)
	10/2021		DKK	30,132	$		4,848	34	0
SCX	07/2021			66,150			10,693	145	0
	07/2021		EUR	22,529			27,561	847	0
	08/2021			22,779			27,031	3	0

94	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
SSB	07/2021		BRL	1,567	$		295	$0	$(20)
UAG	08/2021	$		1,000		NOK	8,265	0	(40)

Total Forward Foreign Currency Contracts								$1,395	$(249)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.195%	11/02/2022	1,100	$1	$162
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	1,190	90	174
BRC	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	710	53	104
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700	08/24/2021	16,800	61	7
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.190	11/02/2022	1,000	73	148

							$278	$595

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	$99.664	07/07/2021	200	$1	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	100.156	08/05/2021	100	1	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	100.473	08/05/2021	100	1	1
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	103.234	08/05/2021	200	1	1

					$4	$2

Total Purchased Options					$282	$597

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750%	08/18/2021	700	$(1)	$0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	07/21/2021	600	(1)	0
BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	07/21/2021	100	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.825	08/18/2021	500	(1)	0
BRC	Call - OTC CDX.IG-36 5-Year Index	Buy	0.475	08/18/2021	700	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	09/15/2021	700	(1)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	800	0	(1)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	95

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750%	07/21/2021	800	$(1)	$0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	07/21/2021	400	0	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	08/18/2021	1,400	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	08/18/2021	600	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	08/18/2021	500	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	08/18/2021	500	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	1,100	(1)	(1)
CBK	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	08/18/2021	600	(1)	0
DUB	Call - OTC CDX.IG-36 5-Year Index	Buy	0.475	08/18/2021	700	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	09/15/2021	700	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	09/15/2021	2,100	(1)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	08/18/2021	600	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	08/18/2021	600	(1)	0
FBF	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	09/15/2021	200	(1)	(1)
	Call - OTC CDX.IG-36 5-Year Index	Buy	0.475	08/18/2021	300	1	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	08/18/2021	1,000	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	09/15/2021	700	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	09/15/2021	1,300	(1)	0
GST	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	200	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	08/18/2021	600	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	500	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	07/21/2021	500	(1)	0
MYC	Put - OTC CDX.HY-36 5-Year Index	Sell	98.000	07/21/2021	100	1	0

						$(23)	$(6)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	1,200	$(54)	$(1)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	6,500	(47)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	500	(4)	0

						$(105)	$(1)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000%	11/02/2022	3,300	$0	$(148)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	3,640	(90)	(164)
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	2,160	(53)	(97)
DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/29/2021	3,760	(26)	(2)
GLM	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.526	11/17/2022	22,500	(35)	(11)
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/29/2021	100	(1)	0
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.550	08/24/2021	33,600	(53)	(3)

96	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.760%	07/07/2021	100	$(1)	$0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/29/2021	4,440	(31)	(3)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/02/2022	3,200	(77)	(144)

							$(367)	$(572)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GSC	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	$101.227	07/07/2021	100	$(1)	$0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	101.367	08/05/2021	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 09/01/2051	99.023	09/07/2021	200	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 09/01/2051	101.023	09/07/2021	200	(1)	(1)
JPM	Put - OTC Ginnie Mae, TBA 2.500% due 08/01/2051	102.234	08/12/2021	400	(1)	(1)
	Put - OTC Ginnie Mae, TBA 2.500% due 08/01/2051	102.297	08/12/2021	400	(2)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	99.156	08/05/2021	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	99.473	08/05/2021	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 09/01/2051	101.313	09/07/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2051	102.047	07/07/2021	100	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2051	104.047	07/07/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	101.984	08/05/2021	100	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	102.234	08/05/2021	400	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	103.984	08/05/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 08/01/2051	104.141	08/05/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 09/01/2051	103.695	09/07/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 09/01/2051	103.984	09/07/2021	100	0	0

					$(12)	$(6)

Total Written Options					$(507)	$(585)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	97

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged /(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$11	$0	$0	$11	$(14)	$0	$0	$(14)	$(3)	$0	$(3)
BPS	199	336	0	535	(25)	(312)	0	(337)	198	0	198
BRC	1	104	0	105	(14)	(100)	0	(114)	(9)	0	(9)
CBK	32	0	0	32	(4)	0	0	(4)	28	0	28
DUB	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
FBF	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
GLM	32	0	0	32	(11)	(12)	0	(23)	9	0	9
GSC	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
HUS	26	0	0	26	(11)	0	0	(11)	15	0	15
JPM	65	2	0	67	(69)	(3)	0	(72)	(5)	0	(5)
MYC	0	155	0	155	0	(150)	0	(150)	5	0	5
MYI	34	0	0	34	(41)	0	0	(41)	(7)	0	(7)
SCX	995	0	0	995	0	0	0	0	995	(710)	285
SSB	0	0	0	0	(20)	0	0	(20)	(20)	0	(20)
UAG	0	0	0	0	(40)	0	0	(40)	(40)	0	(40)

Total Over the Counter	$1,395	$597	$0	$1,992	$(249)	$(585)	$0	$(834)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$11	$0	$0	$0	$133	$144
Swap Agreements	0	0	0	0	66	66

	$11	$0	$0	$0	$199	$210

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,395	$0	$1,395
Purchased Options	0	0	0	0	597	597

	$0	$0	$0	$1,395	$597	$1,992

	$11	$0	$0	$1,395	$796	$2,202

98	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$301	$301
Swap Agreements	0	0	0	0	82	82

	$0	$0	$0	$0	$383	$383

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$249	$0	$249
Written Options	0	6	0	0	579	585

	$0	$6	$0	$249	$579	$834

	$0	$6	$0	$249	$962	$1,217

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$20	$20
Futures	(3)	0	0	0	2,858	2,855
Swap Agreements	0	(2)	0	0	(1)	(3)

	$(3)	$(2)	$0	$0	$2,877	$2,872

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(372)	$0	$(372)
Purchased Options	0	0	0	(67)	(5)	(72)
Written Options	0	55	0	0	36	91

	$0	$55	$0	$(439)	$31	$(353)

	$(3)	$53	$0	$(439)	$2,908	$2,519

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$1	$0	$0	$0	$(1,329)	$(1,328)
Swap Agreements	0	3	0	0	(980)	(977)

	$1	$3	$0	$0	$(2,309)	$(2,305)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,787	$0	$1,787
Purchased Options	0	0	0	67	246	313
Written Options	0	(2)	0	0	(166)	(168)

	$0	$(2)	$0	$1,854	$80	$1,932

	$1	$1	$0	$1,854	$(2,229)	$(373)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	99

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

(Unaudited)

June 30, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$17,686	$0	$17,686
Utilities	0	374	0	374
U.S. Government Agencies	0	10,179	0	10,179
U.S. Treasury Obligations	0	241,570	0	241,570
Non-Agency Mortgage-Backed Securities	0	3,577	0	3,577
Asset-Backed Securities	0	8,202	0	8,202
Sovereign Issues	0	38,930	0	38,930

Total Investments	$0	$320,518	$0	$320,518

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	46	164	0	210
Over the counter	0	1,992	0	1,992

	$46	$2,156	$0	$2,202

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(102)	(281)	0	(383)
Over the counter	0	(834)	0	(834)

	$(102)	$(1,115)	$0	$(1,217)

Total Financial Derivative Instruments	$(56)	$1,041	$0	$985

Totals	$(56)	$321,559	$0	$321,503

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

100	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series TE

(Unaudited)

June 30, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.1%

MUNICIPAL BONDS & NOTES 99.1%

ALABAMA 0.9%

Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2046	$500	$761

ARIZONA 1.6%

Industrial Development Authority of the City of Phoenix, Arizona Revenue Notes, Series 2018
5.000% due 07/01/2028	250	309

Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2012
5.000% due 12/01/2030	1,000	1,043

		1,352

CALIFORNIA 8.9%

Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2038	2,000	2,170

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (b)	3,000	3,648

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	1,300	1,634

		7,452

COLORADO 4.1%

Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.000% due 12/01/2033	2,125	2,328

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2049	1,000	1,137

		3,465

CONNECTICUT 1.5%

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2029	110	138

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2014
5.000% due 07/01/2026	1,000	1,131

		1,269

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FLORIDA 3.1%

Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2037	$1,300	$1,379

Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2013
5.000% due 10/01/2028	555	615

Osceola County, Florida Transportation Revenue Notes, Series 2020
0.000% due 10/01/2029 (a)	700	607

		2,601

GEORGIA 2.8%

Houston Healthcare System, Inc., Georgia Revenue Bonds, Series 2016
5.000% due 10/01/2031	1,555	1,749

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2037	500	610

		2,359

ILLINOIS 15.8%

Chicago, Illinois General Obligation Bonds, Series 2002
5.500% due 01/01/2037	1,000	1,142

Chicago, Illinois General Obligation Bonds, Series 2017
5.750% due 01/01/2034	1,500	1,863

Chicago, Illinois General Obligation Notes, Series 2016
5.000% due 01/01/2024	1,000	1,109

Illinois Finance Authority Revenue Bonds, Series 2016
5.000% due 02/15/2032	795	972

Illinois State General Obligation Bonds, Series 2018
5.000% due 10/01/2033	1,000	1,229

Illinois State General Obligation Notes, Series 2017
5.000% due 12/01/2026	2,000	2,420

Illinois State General Obligation Notes, Series 2020
5.500% due 05/01/2030	850	1,132

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	1,000	1,082

Illinois State Revenue Bonds, Series 2016
3.000% due 06/15/2031	1,000	1,060
3.000% due 06/15/2034	1,180	1,242

		13,251

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	101

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIANA 0.7%

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	$500	$549

KANSAS 2.5%

Kansas Development Finance Authority Revenue Bonds, Series 2012
5.000% due 11/15/2034	2,000	2,082

KENTUCKY 1.6%

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	1,170	1,350

LOUISIANA 0.8%

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	650	673

MASSACHUSETTS 3.3%

Commonwealth of Massachusetts General Obligation Bonds, Series 2018
4.000% due 05/01/2041	500	585

Massachusetts State College Building Authority Revenue Bonds, Series 2014
5.000% due 05/01/2028	2,000	2,176

		2,761

MICHIGAN 6.4%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	385	478

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
0.735% due 07/01/2032 ~	1,000	1,000

Michigan Finance Authority Revenue Notes, Series 2014
4.000% due 10/01/2024	2,000	2,089

Michigan Finance Authority Revenue Notes, Series 2016
5.000% due 04/01/2024	1,000	1,123

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
5.000% due 11/15/2047	500	636

		5,326

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEVADA 1.7%

Reno, Nevada Revenue Bonds, (AGM Insured), Series 2018
4.125% due 06/01/2058	$1,250	$1,396

NEW JERSEY 9.6%

Atlantic City, New Jersey General Obligation Bonds, (BAM Insured), Series 2017
5.000% due 03/01/2042	1,250	1,486

Atlantic City, New Jersey General Obligation Notes, (BAM Insured), Series 2017
5.000% due 03/01/2026	250	298

New Jersey Economic Development Authority Revenue Bonds, Series 2021
4.000% due 06/15/2037	700	832

New Jersey Economic Development Authority Revenue Notes, Series 2016
5.000% due 06/15/2022	1,500	1,568

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2026	250	305

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.250% due 07/01/2035	1,000	1,094

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2020
4.000% due 06/15/2037	500	594

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2029	500	632
5.000% due 06/01/2033	1,000	1,246

		8,055

NEW YORK 10.7%

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
0.882% (0.67* US0001M + 0.820%) due 11/01/2026 ~	430	432

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
5.000% due 11/15/2031	375	467

New York City Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	1,500	1,632

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
5.000% due 05/01/2037	345	442

New York State Dormitory Authority Revenue Bonds, Series 2016
5.000% due 07/01/2030	560	673

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 02/15/2040	500	594

102	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	$1,000	$1,176

Onondaga County, New York Trust for Cultural Resources Revenue Bonds, Series 2019
4.000% due 12/01/2049	420	496

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2033	1,000	1,212

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2027	1,500	1,870

		8,994

OHIO 3.6%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
4.000% due 06/01/2048	1,500	1,754
5.000% due 06/01/2034	1,000	1,306

		3,060

PENNSYLVANIA 4.8%

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2031	1,000	1,241

Delaware River Port Authority, Pennsylvania Revenue Notes, Series 2012
5.000% due 01/01/2023	1,000	1,067

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 02/15/2045 (b)	1,000	1,192

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	500	542

		4,042

PUERTO RICO 1.1%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
0.655% (0.67*US0003M + 0.520%) due 07/01/2029 ~	1,010	947

TENNESSEE 0.3%

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2024	200	229

TEXAS 9.9%

Irving Hospital Authority, Texas Revenue Bonds, Series 2017
1.130% (MUNIPSA + 1.100%) due 10/15/2044 ~	950	955

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

North Texas Tollway Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	$1,000	$1,203

SA Energy Acquisition Public Facility Corp., Texas Revenue Bonds, Series 2007
5.500% due 08/01/2025	1,000	1,189

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	3,800	4,479

Texas Municipal Gas Acquisition and Supply Corp. I Revenue Bonds, Series 2006
1.530% due 12/15/2026 ~	500	500

		8,326

WASHINGTON 2.1%

Seattle, Washington Municipal Light and Power Revenue Bonds, Series 2018
4.000% due 01/01/2040 (b)	500	581

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2044	1,000	1,141

		1,722

WISCONSIN 1.3%

WPPI Energy, Wisconsin Revenue Bonds, Series 2013
5.000% due 07/01/2025	1,000	1,096

Total Municipal Bonds & Notes (Cost $74,777)		83,118

Total Investments in Securities (Cost $74,777)		83,118

	SHARES
INVESTMENTS IN AFFILIATES 3.9%

SHORT-TERM INSTRUMENTS 3.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.9%

PIMCO Short-Term Floating NAV Portfolio III	335,469	3,308

Total Short-Term Instruments (Cost $3,308)		3,308

Total Investments in Affiliates (Cost $3,308)		3,308

Total Investments 103.0% (Cost $78,085)		$86,426

Other Assets and Liabilities, net (3.0)%		(2,545)

Net Assets 100.0%		$83,881

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	103

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.
(b)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Portfolio sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$37	$37

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$14	$14

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$761	$0	$761
Arizona	0	1,352	0	1,352
California	0	7,452	0	7,452
Colorado	0	3,465	0	3,465
Connecticut	0	1,269	0	1,269
Florida	0	2,601	0	2,601
Georgia	0	2,359	0	2,359
Illinois	0	13,251	0	13,251
Indiana	0	549	0	549
Kansas	0	2,082	0	2,082
Kentucky	0	1,350	0	1,350
Louisiana	0	673	0	673
Massachusetts	0	2,761	0	2,761
Michigan	0	5,326	0	5,326
Nevada	0	1,396	0	1,396
New Jersey	0	8,055	0	8,055

104	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
New York	$0	$8,994	$0	$8,994
Ohio	0	3,060	0	3,060
Pennsylvania	0	4,042	0	4,042
Puerto Rico	0	947	0	947
Tennessee	0	229	0	229
Texas	0	8,326	0	8,326
Washington	0	1,722	0	1,722
Wisconsin	0	1,096	0	1,096

	$0	$83,118	$0	$83,118

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,308	$0	$0	$3,308

Total Investments	$3,308	$83,118	$0	$86,426

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	105

Notes to Financial Statements

1. ORGANIZATION

PIMCO Managed Accounts Trust (the “Trust”), was organized as a Massachusetts business trust on November 3, 1999. The Trust is comprised of Fixed Income SHares (“FISH”): Series C, Series LD, Series M, Series R and Series TE (each a “Portfolio” or “Series” and collectively the “Portfolios” or “Series”). Each Portfolio has authorized an unlimited number of shares of beneficial interest with $0.001 par value. Pacific Investment Management Company LLC (“PIMCO” or the “Adviser”) serves as the Portfolios’ investment adviser and administrator.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolios is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

106	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

June 30, 2021

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolios do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Portfolios may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions to Shareholders  Each Portfolio distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends are declared daily and distributed monthly, generally on the last business day of the month. In addition, each Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if a Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records and practices, a Portfolio’s financial statements presented in accordance with U.S. GAAP,

SEMIANNUAL REPORT	JUNE 30, 2021	107

Notes to Financial Statements (Cont.)

and recordkeeping practices under income tax regulations. For instance, a Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

108	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

June 30, 2021

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The NAV of a Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to that Portfolio or class less any liabilities by the total number of shares outstanding of that Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolios or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolios’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolios will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers

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or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Portfolio is not open for business, which may result in a Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Portfolio is not open for business. As a result, to the extent that a Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

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Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

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Notes to Financial Statements (Cont.)

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from Pricing Services. As a result, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally

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Notes to Financial Statements (Cont.)

determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolios. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the

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Portfolios’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolios’ transactions in and earnings from these affiliated issuers for the period ended June 30, 2021 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Portfolio Name	Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Fixed Income SHares: Series C	$1,404	$19,301	$(15,400)	$0	$0	$5,305	$1	$0

PIMCO Fixed Income SHares: Series LD	2,809	41,101	(43,800)	0	0	110	1	0

PIMCO Fixed Income SHares: Series M	154	16,703	(16,700)	(1)	0	156	3	0

PIMCO Fixed Income SHares: Series TE	502	7,002	(4,196)	1	(1)	3,308	2	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolios may utilize the investments and strategies described below to the extent permitted by each Portfolio’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted to the rate of inflation. In general, the value of an inflation-indexed security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income

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Notes to Financial Statements (Cont.)

on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Portfolio may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Portfolios may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Portfolio may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Portfolio may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Portfolio may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Portfolio to do so. Alternatively, a Portfolio may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Portfolio may have less information about such issuers than other investors who transact in such assets.

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The types of loans and related investments in which the Portfolios may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolios may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Portfolio to provide funding to a borrower upon demand in exchange for a fee, the Portfolio will segregate or earmark liquid assets with the Portfolio’s custodian in amounts sufficient to satisfy any such future obligations. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

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Notes to Financial Statements (Cont.)

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that a Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Portfolio may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in

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amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Portfolio may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolios at June 30, 2021, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks,

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commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Portfolios to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Portfolios’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolios and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. A Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolios may enter into the borrowings and other financing transactions described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on a Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Portfolio. The location of these instruments in each Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to

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repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by a Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. A Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Portfolio’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a

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component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions. Sale-buybacks involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

(d) Short Sales  Short sales are transactions in which a Portfolio sells a security that it may not own. A Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Portfolio. A short sale is “against the box” if a Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Portfolio’s loss on a short sale could theoretically be unlimited in cases where a Portfolio is unable, for whatever reason, to close out its short position.

(e) Tender Option Bond Transactions  In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuances to purchase a fixed rate municipal bond (“Fixed Rate Bond”) that is either owned or identified by a Portfolio. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Portfolio that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to the Portfolio bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from the Portfolio, the Portfolio may then invest the cash received in additional securities, generating leverage for the Portfolio. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which the Portfolio has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the Portfolios ratably in proportion to their participation in the TOB Trust.

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The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

A TOB Residual held by a Portfolio provides the Portfolio with the right to: (i) cause the holders of the TOB Floater to tender their notes at par, and (ii) cause the sale of the Fixed Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of a Portfolio, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to Federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event (“MTE”), after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Portfolios). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

If there are insufficient proceeds from the liquidation of the TOB Trust, the party that would bear the losses would depend upon whether a Portfolio holds a non-recourse TOBs Residual or a recourse TOBs Residual. If a Portfolio holds a non-recourse TOBs Residual, the Liquidity Provider or holders of the TOBs Floaters would bear the losses on those securities and there would be no recourse to the Portfolio’s assets. If a Portfolio holds a recourse TOBs Residual, the Portfolio (and, indirectly, holders of the Portfolio’s common shares) would typically bear the losses. In particular, if a Portfolio holds a recourse TOBs Residual, it will typically have entered into an agreement pursuant to which the Portfolio would be required to pay to the Liquidity Provider the difference between the purchase price of any TOBs Floaters put to the Liquidity Provider by holders of the TOBs Floaters and the proceeds realized from the remarketing of those TOBs Floaters or the sale of the assets in the TOBs Issuer. A Portfolio may invest in both non-recourse and recourse TOBs Residuals to leverage its portfolio.

Each Portfolio’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to a Portfolio. A Portfolio typically invests the cash received in

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Notes to Financial Statements (Cont.)

additional municipal bonds. The Portfolios account for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Portfolios’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by each Portfolio on an accrual basis and is shown as interest on the Statements of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statements of Operations.

The Portfolios may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs. The Volcker Rule precludes banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs. The Risk Retention Rules require the sponsor to a TOB Trust (e.g., a Portfolio) to retain at least five percent of the credit risk of the underlying assets supporting to the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Portfolio’s ability to engage in tender option bond trust transactions or increase the costs of such transactions in certain circumstances.

In response to these rules, industry participants explored various structuring alternatives for TOB Trusts established after December 31, 2013 and TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”) and agreed on a new tender option bond structure in which the Portfolios hire service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Portfolios as the TOB residual holders.

The Portfolios have restructured their Legacy TOB Trusts in conformity with regulatory guidelines. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an interest rate agreed upon with the liquidity provider.

For the period ended June 30, 2021, the Portfolios’ average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Portfolio Name	Average Leverage Outstanding (000s)	Weighted Average Interest Rate*
Fixed Income Shares - Series TE	$3,375	0.70%

*	Annualized

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(f) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Portfolios of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. The Portfolios are currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Portfolios of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended June 30, 2021, the Portfolios did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolios may enter into the financial derivative instruments described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on how and why the Portfolios use financial derivative instruments, and how financial derivative instruments affect the Portfolios’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Portfolios.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a

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Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values or for other investment purposes. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on changes in the price of the contracts, a Portfolio pays or receives cash or other eligible assets equal to the daily change in the value of the contract (“variation margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  An option on an instrument (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and

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Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

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Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Portfolio’s investment policy adopted pursuant to Rule 35d-1 under the Act (if any), the Portfolio will account for derivative instruments at market value. For purposes of applying a Portfolio’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Portfolio at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value) or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). See Note 6 — Asset Segregation below. In the case of a credit default swap, in applying certain of a Portfolio’s investment policies and restrictions, the Portfolios will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Portfolio’s other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of a Portfolio’s credit quality guidelines (if any) because such value in general better reflects a Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, a Portfolio may, at times, have notional

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exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

To the extent a Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount

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Notes to Financial Statements (Cont.)

equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Credit default swaps on indices are instruments often used to attempt to protect investors owning bonds against default, but may also be used for speculative purposes.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market

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prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolios hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Asset Segregation  Certain of the transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Portfolio. In such event, a Portfolio will cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by a Portfolio. With respect to forwards, futures contracts, options and swaps that are required to cash settle (i.e., where physical delivery of the underlying reference asset is not required), a Portfolio is permitted to segregate or earmark liquid assets equal to the Portfolio’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value (i.e., the market value of the reference asset underlying the forward or derivative). By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under derivatives that are required to cash settle, a Portfolio will have the ability to utilize such instruments to a greater extent than if a Portfolio were to segregate or earmark liquid assets equal to the full notional value of the instrument.

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Notes to Financial Statements (Cont.)

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Portfolio, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	FISH: Series C	FISH: Series LD	FISH: Series M	FISH: Series R	FISH: Series TE

Small Portfolio	—	—	—	—	X

Interest Rate	X	X	X	X	X

Credit	X	X	X	X	X

Market	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	—

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	—

Emerging Markets	X	X	X	X	—

Focused Investment	X	X	X	X	X

Derivatives	X	X	X	X	X

Liquidity	X	X	X	X	X

Management	X	X	X	X	X

High Yield	X	X	X	X	—

Currency	X	X	X	X	—

Leveraging	X	X	X	X	—

Issuer	X	X	X	X	X

Turnover	X	X	X	X	X

Municipal Securities	X	X	X	X	X

Municipal Project-Specific	—	—	—	—	X

Municipal Bond Market	—	—	—	—	X

California State-Specific	—	—	—	—	X

New York State-Specific	—	—	—	—	X

Sovereign Debt	—	—	—	X	—

Contingent Convertible Securities	X	—	X	—	—

LIBOR Transition	X	X	X	—	—

Please see “Description of Principal Risks” in a Portfolio’s prospectus for a more detailed description of the risks of investing in a Portfolio.

Small Portfolio Risk  is the risk that a smaller Portfolio may not achieve investment or trading efficiencies. Additionally, a smaller Portfolio may be more adversely affected by large purchases or redemptions of Portfolio shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

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Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Focused Investment Risk  is the risk that, to the extent that the Portfolio focuses its investments in a particular sector, it may be susceptible to loss due to adverse developments affecting that sector. Furthermore, the Portfolio may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to market developments, which will subject the Portfolio to greater risk. The Portfolio also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Portfolio’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

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Notes to Financial Statements (Cont.)

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Turnover Risk  is the risk that high levels of portfolio turnover may increase transaction costs and taxes and may lower investment performance.

Municipal Securities Risk  is the risk that investing in municipal securities subjects the Portfolio to certain risks, including variations in the quality of municipal securities, both within a particular classification and between classifications. The rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

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Municipal Project-Specific Risk  is the risk that the Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Bond Market Risk  is the risk that the Portfolio may be adversely affected due to factors such as limited amount of public information available regarding the municipal bonds held in the Portfolio as compared to that for corporate equities or bonds, legislative changes and local and business developments, general conditions of the municipal bond market, the size of the particular offering, the rating of the issue and the maturity of the obligation.

California State-Specific Risk  is the risk that the Portfolio, to the extent it concentrates its investments in California municipal bonds, may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk  is the risk that the Portfolio, to the extent it concentrates its investments in New York municipal bonds, may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Portfolio’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Portfolio.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Portfolio.

(b) Other Risks

In general, a Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Portfolio’s

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Notes to Financial Statements (Cont.)

Prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Portfolio’s performance.

Market Disruption Risk  A Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Portfolio to lose value. These events can also impair the technology and other operational systems upon which a Portfolio’s service providers, including PIMCO as a Portfolio’s investment adviser, rely, and could otherwise disrupt a Portfolio’s service providers’ ability to fulfill their obligations to a Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Portfolio holds, and may adversely affect a Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Portfolio itself is regulated. Such legislation or regulation could limit or preclude a Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of a Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Portfolio is regulated, affect the expenses incurred directly by a Portfolio and the value of its investments, and limit and/or preclude a Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a

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material adverse effect on a Portfolio. While a Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolios have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

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Notes to Financial Statements (Cont.)

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolios. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolios may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolios are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

138	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

June 30, 2021

9. FEES AND EXPENSES

(a) Investment Advisory Fee  The Trust entered into an Investment Advisory Contract with the Adviser (the “Advisory Contract”) pursuant to which the Adviser serves as the investment adviser to each Portfolio. The Adviser does not receive investment advisory or other fees from the Portfolios or the Trust (although PIMCO may receive compensation under the Advisory Contract with respect to future series of the Trust). The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios.

Each Portfolio is an integral part of one or more “wrap-fee” programs, including those sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolios or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. PIMCO may receive fees or other benefits from or through its relationships with the sponsors of such wrap-fee programs for which the Portfolios are an investment option.

(b) Supervisory and Administration Fee  Pursuant to the Supervision and Administration Agreement with PIMCO (the “Administration Agreement”), PIMCO also serves as administrator to the Portfolios (in this capacity, PIMCO is referred to as the “Administrator”). Under the Administration Agreement, the Administrator, at its expense, is required to procure most supervisory and administrative services required by the Portfolios including, but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, tax services, valuation services and other services required for the Portfolios’ daily operations. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear the expenses associated with these services at no charge to the Portfolios. In addition, PIMCO has entered into an expense limitation agreement with the Trust pursuant to which it has agreed to pay or reimburse certain other expenses of the Portfolios, as discussed in more detail below. The Administrator does not receive any administration or other fees from the Portfolios or the Trust for serving as administrator to the Portfolios (although the Administrator may receive compensation under the Administration Agreement with respect to future series of the Trust). The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(c) Distribution Contract  The Trust has entered into a distribution contract with PIMCO Investments LLC (the “Distributor”), a wholly-owned subsidiary of PIMCO, pursuant to which the Distributor serves as the distributor and principal underwriter of the Portfolios’ shares (the “Distribution Contract”). The Distributor does not receive any distribution or other fees from the Portfolios or the Trust for serving as the distributor and principal underwriter of the Portfolios’ shares (although the Distributor may receive compensation under the Distribution Contract with respect to future series of the Trust).

(d) Expense Limitation Agreement  The Adviser has contractually agreed pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) to bear the expenses of or make payments to each Portfolio to the extent that, for any calendar month, “Specified Expenses”, as defined in the Expense Limitation Agreement of such Portfolio would exceed 0.00%. “Specified Expenses” of a Portfolio means all expenses incurred by the Portfolio, including organizational and

SEMIANNUAL REPORT	JUNE 30, 2021	139

Notes to Financial Statements (Cont.)

offering expenses and expenses associated with obtaining or maintaining a Legal Entity Identifier, but excluding any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities, fees and expenses of any underlying Portfolios or other pooled vehicles in which the Portfolio invests, taxes, governmental fees, dividends and interest on short positions, and extraordinary expenses, including extraordinary legal expenses. This Expense Limitation Agreement shall continue in effect, unless sooner terminated by the Trust’s Board of Trustees, for so long as the Adviser serves as the investment adviser to the applicable Portfolio pursuant to the Advisory Contract.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Portfolios are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolios from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2021, were as follows (amounts in thousands†):

Portfolio Name	Purchases	Sales

Fixed Income SHares: Series C	$13,789	$7,643

Fixed Income SHares: Series LD	6,882	19,461

Fixed Income SHares: Series M	2,322	0

Fixed Income SHares: Series R	15,028	2,574

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.”

140	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

June 30, 2021

Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2021, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Portfolio Name	Purchases	Sales	Purchases	Sales

Fixed Income SHares: Series C	$3,336,711	$3,325,515	$276,160	$139,898

Fixed Income SHares: Series LD	96,440	10,405	66,440	39,184

Fixed Income SHares: Series M	6,451,893	6,531,190	278,310	28,127

Fixed Income SHares: Series R	334,174	316,010	26,867	4,881

Fixed Income SHares: Series TE	0	0	2,560	12,758

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value.

14. REGULATORY AND LITIGATION MATTERS

The Portfolios are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolios’ tax positions for all open tax years. As of June 30, 2021, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Portfolios file U.S. federal, state, and local tax returns as required. The Portfolios’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of

SEMIANNUAL REPORT	JUNE 30, 2021	141

Notes to Financial Statements (Cont.)

(Unaudited)

June 30, 2021

limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended December 31, 2020, the Portfolios had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

Fixed Income SHares: Series C	$143,239	$676

Fixed Income SHares: Series LD	1,017	2,417

Fixed Income SHares: Series M	0	0

Fixed Income SHares: Series R	0	30,594

Fixed Income SHares: Series TE	0	1,040

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

Fixed Income SHares: Series C	$2,294,302	$81,063	$(28,578)	$52,485

Fixed Income SHares: Series LD	288,218	3,923	(1,414)	2,509

Fixed Income SHares: Series M	1,835,615	92,326	(32,714)	59,612

Fixed Income SHares: Series R	304,571	18,976	(4,340)	14,636

Fixed Income SHares: Series TE	78,092	8,334	0	8,334

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

142	PIMCO MANAGED ACCOUNTS TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GST	Goldman Sachs International
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.
BOS	BofA Securities, Inc.	JPM	JP Morgan Chase Bank N.A.
BPG	BNP Paribas Securities Corp.	JPS	J.P. Morgan Securities LLC
BPS	BNP Paribas S.A.	MSC	Morgan Stanley & Co. LLC.
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services LLC
BSN	The Bank of Nova Scotia - Toronto	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	NOM	Nomura Securities International Inc.
CSN	Credit Suisse AG (New York)	SAL	Citigroup Global Markets, Inc.
DEU	Deutsche Bank Securities, Inc.	SCX	Standard Chartered Bank, London
DUB	Deutsche Bank AG	SOG	Societe Generale Paris
FAR	Wells Fargo Bank National Association	SSB	State Street Bank and Trust Co.
FBF	Credit Suisse International	TDL	Toronto Dominion Bank London
FICC	Fixed Income Clearing Corporation	TDM	TD Securities (USA) LLC
FOB	Credit Suisse Securities (USA) LLC	TOR	The Toronto-Dominion Bank
GLM	Goldman Sachs Bank USA	UAG	UBS AG Stamford
GRE	NatWest Markets Securities Inc.	UBS	UBS Securities LLC
GSC	Goldman Sachs & Co. LLC

Currency Abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	NOK	Norwegian Krone
CNH	Chinese Renminbi (Offshore)	NZD	New Zealand Dollar
COP	Colombian Peso	PEN	Peruvian New Sol
DKK	Danish Krone	PLN	Polish Zloty
EUR	Euro	RUB	Russian Ruble
GBP	British Pound	SEK	Swedish Krona
IDR	Indonesian Rupiah	TWD	Taiwanese Dollar
ILS	Israeli Shekel	USD (or $)	United States Dollar
INR	Indian Rupee	ZAR	South African Rand

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BBSW3M	3 Month Bank Bill Swap Rate	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate
CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR
CDX.IG	Credit Derivatives Index - Investment Grade	MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Prices Index
CPTFEMU	Eurozone HICP ex-Tobacco Index	US0001M	ICE 1-Month USD LIBOR
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	US0003M	ICE 3-Month USD LIBOR
FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	BAM	Build America Mutual Assurance
AGM	Assured Guaranty Municipal

SEMIANNUAL REPORT	JUNE 30, 2021	143

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds	OAT	Obligations Assimilables du Trésor
BBR	Bank Bill Rate	oz.	Ounce
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	PIK	Payment-in-Kind
CDI	Brazil Interbank Deposit Rate	REMIC	Real Estate Mortgage Investment Conduit
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	TBD	To-Be-Determined

144	PIMCO MANAGED ACCOUNTS TRUST

Shareholder Meeting Results

(Unaudited)

The Trust held a special meeting of shareholders on June 8, 2021.

PIMCO Managed Accounts Trust

Common shareholders voted as indicated below:

	Affirmative	Withheld Authority

Election of E. Grace Vandecruze	330,132,554	149,887

Election of Sarah E. Cogan	330,132,554	149,887

Election of Joseph B. Kittredge, Jr.	330,132,554	149,887

Election of David N. Fisher†	330,132,554	149,887

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Hans W. Kertess, John C. Maney, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Trust.

†	Interested Trustee

SEMIANNUAL REPORT	JUNE 30, 2021	145

Investment Strategy Updates

(Unaudited)

Disclosure Related to Fixed Income SHares: Series TE (the “Portfolio”): Effective September 30, 2021 the disclosure in the fourth paragraph of the “Principal Investment Strategies” section of the Portfolio’s Portfolio Summary in the Prospectus is deleted in its entirety and replaced with the following.

The Portfolio may invest up to 80% of its total assets in high yield securities (“junk bonds”) rated below Baa3 by Moody’s, or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security.

146	PIMCO MANAGED ACCOUNTS TRUST

Changes to Boards of Trustees

(Unaudited)

Effective June 8, 2021, the Board of Trustees appointed Ms. E. Grace Vandecruze as a Trustee of the Trust.

SEMIANNUAL REPORT	JUNE 30, 2021	147

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Managed Accounts Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on March 18, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2021.

148	PIMCO MANAGED ACCOUNTS TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board” or the “Trustees”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), of PIMCO Managed Accounts Trust (“PMAT”), voting separately, annually approve the continuation of the Investment Advisory Contract between PMAT, on behalf of each of its series (each, a “Portfolio” and, collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) (the “Agreement”). At a meeting held by videoconference1 on June 29-30, 2021 (the “Approval Meeting”), the Board, including the Independent Trustees, considered and unanimously approved the continuation of the Agreement for an additional one-year period commencing on August 1, 2021.

In addition to the Approval Meeting, the annual contract review process with respect to the Agreement involved multiple discussions and meetings with members of the Contracts Committee of the Board (the “Committee”) and the full Committee (the Approval Meeting, together with such discussions and meetings, the “Contract Renewal Meetings”). Throughout the process, the Independent Trustees received legal advice from independent legal counsel that is experienced in 1940 Act matters and independent of PIMCO (“Independent Counsel”), and with whom they met separately from PIMCO during the Contract Renewal Meetings. Representatives from management of the Portfolios attended portions of the Contract Renewal Meetings and responded to questions from the Independent Trustees. The Committee also received and reviewed a memorandum from Independent Counsel regarding the Trustees’ responsibilities in considering the Agreement and the fees paid thereunder.

In connection with their deliberations regarding the proposed continuation of the Agreement for each Portfolio, the Board, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to reasonably be necessary to evaluate the terms of the Agreements. The Trustees also considered the nature, quality and extent of the various services performed by PIMCO under the Agreement.

In evaluating the Agreement, the Board, including the Independent Trustees, reviewed extensive materials provided by PIMCO in response to questions, inclusive of follow-up inquiries, submitted by the Independent Trustees and Independent Counsel. It also met with senior representatives of PIMCO regarding its personnel, operations, and estimated profitability as they relate to the Portfolios. The Trustees also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, risks, and other portfolio information for each Portfolio,

1 The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the 1940 Act that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the COVID-19 pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

SEMIANNUAL REPORT	JUNE 30, 2021	149

Approval of Investment Advisory Contract and Other Agreements (Cont.)

including the use of derivatives if used as part of a Portfolio’s strategy, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by PIMCO and its affiliates. To assist with their review, the Trustees also reviewed information regarding the investment performance for each Portfolio and certain composites comprised of separate accounts managed by PIMCO that invest in the Portfolios, along with associated benchmark indices for such separate accounts, as well as the estimated profitability to PIMCO with respect to the Portfolios (taking into account profitability estimates of related separate accounts) for the one-year period ended December 31, 2020. Additionally, the Trustees considered the impact of significant market volatility that occurred before, during, and after the period for which information was requested in conducting its evaluation of PIMCO.

The Trustees’ conclusions as to the continuation of the Agreement were based on a comprehensive consideration of all information provided to the Trustees during the Contract Renewal Meetings and throughout the year and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees evaluated information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately in respect of each Portfolio.

Nature, Extent and Quality of Services

As part of their review, the Trustees received and considered descriptions of various functions performed by PIMCO for the Portfolios, such as portfolio management, compliance monitoring, portfolio trading practices, and oversight of third-party service providers. They also considered information regarding the overall organization and business functions of PIMCO, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services, and corporate ownership and business operations unrelated to the Portfolios. The Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Portfolios. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the breadth of the Fund’s investment universe; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Portfolios; the ability of PIMCO to attract and retain capable personnel; the background and capabilities of the senior management and staff of PIMCO; the general process or philosophy for determining employee compensation; and the operational infrastructure, including technology and systems, of PIMCO. The Trustees also considered actions taken by PIMCO to manage the impact on the Portfolios and their holdings of market volatility during the time periods for which information was provided.

In addition, the Trustees noted the extensive range of services that PIMCO provides to the Portfolios beyond investment management services. In this regard, the Trustees reviewed the extent and quality of PIMCO’s services with respect to regulatory compliance and its ability to comply with the investment policies of the Portfolios; the compliance programs and risk controls of PIMCO (including the implementation of new policies and programs); the specific contractual obligations of PIMCO pursuant to the Agreement; the nature, extent, and quality of the investment advisory services PIMCO is responsible for providing to the Portfolios; PIMCO’s risk management function; and

150	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

conditions that might affect PIMCO’s ability to provide high-quality services to the Portfolios in the future under the Agreement, including, but not limited to, PIMCO’s financial condition and operational stability. The Trustees also took into account the entrepreneurial and business risk that PIMCO has undertaken as investment manager and sponsor of the Portfolios for which it receives no direct management fee. Specifically, the Trustees considered that PIMCO’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Portfolios. The Trustees also noted PIMCO’s activities under its contractual obligation to coordinate, oversee and supervise the Portfolios’ various outside service providers, including its negotiation of certain service providers’ fees and its due diligence and evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Trustees also considered PIMCO’s ongoing development of its own infrastructure and information technology, including its proprietary software and applications, to support the Portfolios through, among other things, cybersecurity, business continuity planning, and risk management. The Trustees also considered PIMCO’s effective operation and successful implementation of its business continuity plan in response to the COVID-19 pandemic and its oversight of the service providers’ business continuity during this period.

The Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to each Portfolio given its investment objective and policies, that PIMCO would be able to continue to meet any reasonably foreseeable obligations under the Agreement, and that PIMCO would otherwise be able to continue to provide investment and non-investment services to each Portfolio of an appropriate extent and quality.

Fee and Expense Information

The Trustees also gave substantial consideration to the fact that, with respect to each Portfolio, no fees are payable to PIMCO from the Portfolios under the Agreement, and that PIMCO has entered into an Expense Limitation Agreement with PMAT, on behalf of each Portfolio, pursuant to which PIMCO waives all fees and/or pays or reimburses all expenses of the Portfolios, except extraordinary expenses, including extraordinary legal expenses, and expenses incurred as a result of portfolio investments, such as any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, fees and expenses of any underlying funds or other pooled vehicles in which the Portfolios invest, taxes, governmental fees and dividends and interest on short positions.

Performance Information

The Trustees also considered the performance of each Portfolio as compared to the performance of a composite comprised of separate accounts managed by PIMCO that invest in the Portfolio, along with associated benchmark indices for such separate accounts. The Trustees noted that because the Portfolios are intended to form only a portion of an overall investment strategy and were developed exclusively for use within separately managed accounts, comparisons to the performance of traditional stand-alone funds or accounts managed by PIMCO would produce limited relevant information. The Trustees noted that each Portfolio outperformed the performance of the associated benchmark for the one-, three-, five-, and ten-year periods ending December 31, 2020, as applicable. In addition, the Trustees considered matters bearing on the Portfolios and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting (by both the Board and its Performance Committee).

SEMIANNUAL REPORT	JUNE 30, 2021	151

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

Profitability, Economies of Scale, and Fall-out Benefits

Because the Portfolios do not pay fees directly, the Trustees did not place emphasis on the extent to which economies of scale would be realized due to potential growth of assets in the Portfolios or whether fee and expense levels reflect economies of scale for the Portfolios’ shareholders.

The Trustees considered the fact that PIMCO and its affiliates may benefit from their relationships with the sponsors of wrap programs for which the Portfolios are an investment option. They noted such benefits include the receipt by PIMCO and its affiliates of fees paid by the sponsor of the wrap program based on assets under management of the wrap program. Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment adviser to the Portfolios and research, statistical and quotation services PIMCO may receive from broker-dealers executing the Portfolios’ portfolio transactions on an agency basis.

The Trustees also considered the amounts paid by the sponsors of the “wrap” programs to PIMCO and/or its affiliates with respect to wrap account assets invested in the Portfolios, as well as the fees “imputed” to PIMCO, for purposes of arriving at an estimate of profitability arising from PIMCO’s and its affiliates’ relationships with the Portfolios. Among other information, the Trustees took into account explanations from PIMCO regarding how certain corporate and shared expenses were allocated among the Portfolios and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. Based on the profitability analysis provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

Conclusion

After reviewing these and other factors described herein, including that no fees are payable under the Agreement, the Trustees concluded, with respect to each Portfolio, within the context of their overall conclusions regarding the Agreement, and based on the information provided and related representations made by management, and in their business judgment, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Portfolios. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreement was in the interests of each Portfolio and its shareholders, and should be approved.

152	PIMCO MANAGED ACCOUNTS TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolios listed on the Report cover.

FISH4001SAR_063021

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Managed Accounts Trust

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date:	August 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date:	August 27, 2021

By:	/s/ Bijal Y. Parikh

Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	August 27, 2021